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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO.2-47371) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 71


                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 72



                     VANGUARD FIXED INCOME SECURITIES FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                            R.GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


        IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE ON MAY 27 2004,


                     PURSUANT TO PARAGRAPH (B) OF RULE 485.

                            VANGUARD/(R)/ BOND FUNDS


              Investor Shares & Admiral(TM) Shares . May 27, 2004


This prospectus
contains financial data
for the Funds through
the fiscal year ended
January 31, 2004.

BOND
PROSPECTUS
                                               VANGUARD SHORT-TERM TREASURY FUND

                                                VANGUARD SHORT-TERM FEDERAL FUND

                                              VANGUARD SHORT-TERM CORPORATE FUND

                                        VANGUARD INTERMEDIATE-TERM TREASURY FUND

                                       VANGUARD INTERMEDIATE-TERM CORPORATE FUND

                                                              VANGUARD GNMA FUND

                                                VANGUARD LONG-TERM TREASURY FUND

                                               VANGUARD LONG-TERM CORPORATE FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    THE VANGUARD GROUP(R) [LOGO]

VANGUARD BOND FUNDS
Investor Shares and Admiral Shares
Prospectus


May 27, 2004




--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO VANGUARD
    BOND FUNDS
  3 FUND PROFILES
     3 Vanguard Short-Term Treasury Fund
     7 Vanguard Short-Term Federal Fund
    11 Vanguard Short-Term Corporate Fund
    15 Vanguard Intermediate-Term
       Treasury Fund
    19 Vanguard Intermediate-Term
       Corporate Fund
    23 Vanguard GNMA Fund
    27 Vanguard Long-Term Treasury Fund
    31 Vanguard Long-Term Corporate Fund
  35 MORE ON THE FUNDS
  43 THE FUNDS AND VANGUARD
  44 INVESTMENT ADVISORS
  45 DIVIDENDS, CAPITAL GAINS, AND TAXES
  47 SHARE PRICE
  48 FINANCIAL HIGHLIGHTS
  57 INVESTING WITH VANGUARD
   57 Buying Shares
   59 Converting Shares
   60 Redeeming Shares
   63 Exchanging Shares
   64 Other Rules You Should Know
   66 Fund and Account Updates
   67 Contacting Vanguard

 GLOSSARY OF INVESTMENT TERMS






--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

This prospectus offers Investor Shares and Admiral Shares for all of the Funds. Please note that Admiral Shares are NOT available to:
-    SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.

A separate prospectus offers Institutional Shares of Vanguard Short-Term Corporate Fund. Institutional Shares are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $50 million.

The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD BOND FUNDS


The Vanguard Bond Funds are ten separate mutual funds, eight of which we offer through this prospectus (Vanguard/(R)/ High-Yield Corporate Fund and Vanguard/(R)/ Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide current income by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Corporate Fund generally providing the most income.


--------------------------------------------------------------------------------
                                                            DOLLAR-WEIGHTED
FUND                      PRIMARY INVESTMENTS               AVERAGE MATURITY
-------------------------------------------------------------------------------
Short-Term Treasury         U.S. Treasury bonds                  1-3 years
Short-Term Federal          U.S. government agency bonds         1-3 years
Short-Term Corporate        Investment-grade corporate bonds     1-3 years
Intermediate-Term Treasury  U.S. Treasury bonds                 5-10 years
Intermediate-Term Corporate Investment-grade corporate bonds    5-10 years
GNMA                        GNMA mortgage certificates      Generally 5-10 years
Long-Term Treasury          U.S. Treasury bonds                15-30 years
Long-Term Corporate         Investment-grade corporate bonds   15-25 years
-------------------------------------------------------------------------------




BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.
     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                        THE VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
--------------------------------------------------------------------------------
*Assuming a 4% coupon.
--------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.
     On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus. Following the profiles, there is important additional information about the Funds.

3

FUND PROFILE--
VANGUARD(R) SHORT-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income with limited price volatility.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
                      1994    -0.58%
                      1995    12.11
                      1996     4.39
                      1997     6.39
                      1998     7.36
                      1999     1.85
                      2000     8.83
                      2001     7.80
                      2002     8.02
                      2003     2.38
      ----------------------------------------------------
     The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.20%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.92% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.19% (quarter ended March 31, 1994).




-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM TREASURY FUND
 INVESTOR SHARES
 Return Before Taxes                        2.38%         5.73%            5.79%
 Return After Taxes on Distributions        0.99          3.72             3.61
 Return After Taxes on
  Distributions and Sale of Fund Shares     1.62          3.65             3.57
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM TREASURY FUND
 ADMIRAL SHARES*
 Return Before Taxes                        2.52%           --               --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR U.S.
 TREASURY BOND INDEX (reflects no           2.06%         5.75%            5.96%
 deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 13, 2001, through December 31, 2003, the average annual total returns were 5.94% for the Admiral Shares and 5.97% for the Lehman Brothers 1-5 Year U.S. Treasury Bond Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

5

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




                                                     INVESTOR         ADMIRAL
                                                       SHARES          SHARES
                                                       ------          ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                    0.22%           0.11%
12b-1 Distribution Fee:                                  None            None
Other Expenses:                                         0.04%           0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                  0.26%           0.13%
*A $5 fee applies to wire redemptions under $5,000.




     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares      $27       $84      $146        $331
Admiral Shares        13        42        73         166
---------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS            CONVERSION FEATURES
Dividends are declared daily and        Investor Shares--May be converted to
distributed on the first business      Admiral Shares if you meet certain
day of each month; capital gains, if   account balance and tenure requirements
any, are distributed annually in        Admiral Shares--May be converted to
December.                              Investor Shares if you are no longer
                                       eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,Pa.,  NEWSPAPER ABBREVIATION
since inception                        Investor Shares--STTsry
                                       Admiral Shares--STsryAdml

INCEPTION DATE                         VANGUARD FUND NUMBER
Investor Shares--October 28, 1991      Investor Shares--32
Admiral Shares--February 13, 2001      Admiral Shares--532

NET ASSETS (ALL SHARE CLASSES) AS OF   CUSIP NUMBER
JANUARY 31, 2004                       Investor Shares--922031703
$3.7 billion                           Admiral Shares--922031851

SUITABLE FOR IRAS                      TICKER SYMBOL
Yes                                    Investor Shares--VFISX
                                       Admiral Shares--VFIRX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

7

FUND PROFILE--
VANGUARD(R) SHORT-TERM FEDERAL FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income with limited price volatility.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in short-term bonds issued by the U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by U.S. government agencies and instrumentalities.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
                      1994    -0.94%
                      1995    12.26
                      1996     4.78
                      1997     6.46
                      1998     7.22
                      1999     2.07
                      2000     9.18
                      2001     8.61
                      2002     7.61
                      2003     1.99
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.37%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.98% (quarter ended March 31, 1994).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM FEDERAL FUND
 INVESTOR SHARES
 Return Before Taxes                        1.99%         5.84%            5.86%
 Return After Taxes on Distributions        0.90          3.79             3.62
 Return After Taxes on
  Distributions and Sale of Fund Shares     1.29          3.70             3.58
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM FEDERAL FUND
 ADMIRAL SHARES*
 Return Before Taxes                        2.05%           --               --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR U.S.
 GOVERNMENT BOND INDEX (reflects no         2.16%         5.86%            6.01%
 deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2003, the average annual total returns were 5.70% for the Admiral Shares and 5.86% for the Lehman Brothers 1-5 Year U.S. Government Bond Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.20%           0.15%
12b-1 Distribution Fee:                                  None            None

Other Expenses:                                          0.02%           0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.22%           0.17%
*A $5 fee applies to wire redemptions under $5,000.




     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares      $23        $71      $124       $280
Admiral Shares        17         55        96        217
---------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS            CONVERSION FEATURES
Dividends are declared daily and        Investor Shares--May be converted to
distributed on the first business      Admiral Shares if you meet certain
day of each month; capital gains, if   account balance and tenure requirements
any, are distributed annually in        Admiral Shares--May be converted to
December.                              Investor Shares if you are no longer
                                       eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,Pa.,  NEWSPAPER ABBREVIATION
since inception                        Investor Shares--STFed
                                       Admiral Shares--STFedAdml

INCEPTION DATE                         VANGUARD FUND NUMBER
Investor Shares--December 31, 1987     Investor Shares--49
Admiral Shares--February 12, 2001      Admiral Shares--549

NET ASSETS (ALL SHARE CLASSES) AS OF   CUSIP NUMBER
JANUARY 31, 2004                       Investor Shares--922031604
$3.3 billion                           Admiral Shares--922031844

SUITABLE FOR IRAS                      TICKER SYMBOL
Yes                                    Investor Shares--VSGBX
                                       Admiral Shares--VSGDX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

11

FUND PROFILE--
VANGUARD(R) SHORT-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide current income with limited price volatility.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a rele vant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
                      1994    -0.08%
                      1995    12.74
                      1996     4.79
                      1997     6.95
                      1998     6.57
                      1999     3.30
                      2000     8.17
                      2001     8.14
                      2002     5.22
                      2003     4.20
      ----------------------------------------------------

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.53%.

      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.91% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.00% (quarter ended March 31, 1994).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM CORPORATE FUND
 INVESTOR SHARES
 Return Before Taxes                        4.20%         5.79%            5.95%
 Return After Taxes on Distributions        2.75          3.49             3.55
 Return After Taxes on
  Distributions and Sale of Fund Shares     2.72          3.49             3.55
--------------------------------------------------------------------------------
VANGUARD SHORT-TERM CORPORATE FUND
 ADMIRAL SHARES*
 Return Before Taxes                        4.28%           --               --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR U.S.
 CREDIT INDEX (reflects no
 deduction for fees, expenses, or taxes)    5.40%         6.96%            6.84%
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2003, the average annual total returns were 5.59% for the Admiral Shares and 7.64% for the Lehman Brothers 1-5 Year U.S. Credit Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

13

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.19%           0.12%
12b-1 Distribution Fee:                                  None            None
Other Expenses:                                          0.02%           0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.21%           0.13%

*A $5 fee applies to wire redemptions under $5,000.






     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


----------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $22       $68      $118      $268
Admiral Shares         13        42        73       166
---------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS            CONVERSION FEATURES
Dividends are declared daily and        Investor Shares--May be converted to
distributed on the first business      Admiral Shares if you meet certain
day of each month; capital gains, if   account balance and tenure requirements
any, are distributed annually in        Admiral Shares--May be converted to
December.                              Investor Shares if you are no longer
                                       eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,Pa.,  NEWSPAPER ABBREVIATION
since inception                        Investor Shares--STCor
                                       Admiral Shares--STCrpAdml

INCEPTION DATE                         VANGUARD FUND NUMBER
Investor Shares--October 29, 1982      Investor Shares--39
Admiral Shares--February 12, 2001      Admiral Shares--539

NET ASSETS (ALL SHARE CLASSES) AS OF   CUSIP NUMBER
JANUARY 31, 2004                       Investor Shares--922031406
$16.5 billion                          Admiral Shares--922031836

SUITABLE FOR IRAS                      TICKER SYMBOL
Yes                                    Investor Shares--VFSTX
                                       Admiral Shares--VFSUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

15

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a moderate and sustainable level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]

                      1994    -4.33%
                      1995    20.44
                      1996     1.92
                      1997     8.96
                      1998    10.61
                      1999    -3.52
                      2000    14.03
                      2001     7.55
                      2002    14.15
                      2003     2.37
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 3.14%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.32% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.60% (quarter ended March 31, 1994).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TREASURY
 FUND INVESTOR SHARES
 Return Before Taxes                        2.37%         6.69%            6.94%
 Return After Taxes on Distributions        0.52          4.35             4.49
 Return After Taxes on
  Distributions and Sale of Fund Shares     1.70          4.28             4.38
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM TREASURY
 FUND ADMIRAL SHARES*
 Return Before Taxes                        2.50%          --                --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5-10 YEAR U.S.
 TREASURY BOND INDEX (reflects no
 deduction for fees, expenses, or taxes)    2.02%         6.43%            6.98%
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2003, the average annual total returns were 7.83% for the Admiral Shares and 7.54% for the Lehman Brothers 5-10 Year U.S. Treasury Bond Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

17

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.24%           0.11%
12b-1 Distribution Fee:                                  None            None

Other Expenses:                                          0.02%           0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.26%           0.13%
*A $5 fee applies to wire redemptions under $5,000.





     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $27       $84      $146      $331
Admiral Shares         13        42        73       166
---------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa.,                                  Investor Shares--ITTsry
since inception                       Admiral Shares--ITsryAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--October 28, 1991     Investor Shares--35
Admiral Shares--February 12, 2001     Admiral Shares--535

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2004                      Investor Shares--922031802
$4 billion                            Admiral Shares--922031828

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VFITX
                                      Admiral Shares--VFIUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

19

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a moderate and sustainable level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
       [BAR CHART]
                      1994    -4.20%
                      1995    21.39
                      1996     2.78
                      1997     8.93
                      1998     8.30
                      1999    -1.53
                      2000    10.70
                      2001     9.42
                      2002    10.28
                      2003     6.29
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 3.12%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.41% (quarter ended March 31, 1994).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM
 CORPORATE FUND INVESTOR SHARES
 Return Before Taxes                       6.29%         6.93%             7.02%
 Return After Taxes on Distributions       4.28          4.33              4.33
 Return After Taxes on
  Distributions and Sale of Fund Shares    4.22          4.28              4.29
--------------------------------------------------------------------------------
VANGUARD INTERMEDIATE-TERM
 CORPORATE FUND ADMIRAL SHARES*
 Return Before Taxes                       6.38%           --               --
--------------------------------------------------------------------------------
LEHMAN BROTHERS 5-10 YEAR U.S.
 CREDIT INDEX (reflects no
 deduction for fees, expenses,or taxes)    8.66%         7.62%             7.61%
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2003, the average annual total returns were 8.36% for the Admiral Shares and 9.59% for the Lehman Brothers 5-10 Year U.S. Credit Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

21

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




                                                     INVESTOR           ADMIRAL
                                                       SHARES            SHARES
                                                       ------            ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.18%           0.09%
12b-1 Distribution Fee:                                  None            None
Other Expenses:                                          0.02%           0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.20%           0.11%

*A $5 fee applies to wire redemptions under $5,000.


     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $20       $64      $113      $255
Admiral Shares         11        35        62       141
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa.,                                  Investor Shares--ITCorp
since inception                       Admiral Shares--ITCrpAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--November 1, 1993     Investor Shares--71
Admiral Shares--February 12, 2001     Admiral Shares--571

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2004                      Investor Shares--922031885
$4.1 billion                          Admiral Shares--922031810

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VFICX
                                      Admiral Shares--VFIDX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

23

FUND PROFILE--
VANGUARD(R) GNMA FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a moderate level of current income.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (5 to 10 years). For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a rele vant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
                      1994    -0.95%
                      1995    17.04
                      1996     5.24
                      1997     9.47
                      1998     7.14
                      1999     0.78
                      2000    11.22
                      2001     7.94
                      2002     9.68
                      2003     2.49
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.59%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.28% (quarter ended March 31, 1994).



-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD GNMA FUND INVESTOR SHARES
 Return Before Taxes                        2.49%         6.34%            6.88%
 Return After Taxes on Distributions        0.78          3.89             4.19
 Return After Taxes on
  Distributions and Sale of Fund Shares     1.60          3.87             4.17
--------------------------------------------------------------------------------
VANGUARD GNMA FUND ADMIRAL SHARES*
 Return Before Taxes                        2.56%          --                --
--------------------------------------------------------------------------------
LEHMAN BROTHERS GNMA BOND INDEX
 (reflects no deduction for fees,           2.85%         6.50%            6.92%
 expenses, or taxes)
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2003, the average annual total returns were 6.42% for the Admiral Shares and 6.26% for the Lehman Brothers GNMA Bond Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

25

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.17%           0.11%
12b-1 Distribution Fee:                                  None            None
Other Expenses:                                          0.03%           0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.20%           0.13%

*A $5 fee applies to wire redemptions under $5,000.





     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares        $20       $64      $113      $255
Admiral Shares          13       42         73       166
---------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
Wellington Management Company, LLP,   NEWSPAPER ABBREVIATION
Boston, Mass., since inception        Investor Shares--GNMA
                                      Admiral Shares--GNMAAdml
INCEPTION DATE
Investor Shares--June 27, 1980        VANGUARD FUND NUMBER
Admiral Shares--February 12, 2001     Investor Shares--36
                                      Admiral Shares--536
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004                      CUSIP NUMBER
$24.6 billion                         Investor Shares--922031307
                                      Admiral Shares--922031794
SUITABLE FOR IRAS
Yes                                   TICKER SYMBOL
                                      Investor Shares--VFIIX
MINIMUM INITIAL INVESTMENT            Admiral Shares--VFIJX
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

27

FUND PROFILE--
VANGUARD(R) LONG-TERM TREASURY FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a rele vant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS -- INVESTOR SHARES
      -----------------------------------------------------
      [BAR CHART]
                      1994    -7.03%
                      1995    30.11
                      1996    -1.25
                      1997    13.90
                      1998    13.05
                      1999    -8.66
                      2000    19.72
                      2001     4.31
                      2002    16.67
                      2003     2.68
      -------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 5.24%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 11.64% (quarter ended September 30, 2002), and the lowest return for a quarter was -6.85% (quarter ended March 31, 1996).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD LONG-TERM TREASURY FUND
 INVESTOR SHARES
 Return Before Taxes                        2.68%         6.44%            7.71%
 Return After Taxes on Distributions        0.66          4.06             5.02
 Return After Taxes on
  Distributions and Sale of Fund Shares     1.85          4.04             4.90
--------------------------------------------------------------------------------
VANGUARD LONG-TERM TREASURY FUND
 ADMIRAL SHARES*
 Return Before Taxes                        2.81%           --               --
--------------------------------------------------------------------------------
LEHMAN BROTHERS LONG U.S.
 TREASURY BOND INDEX (reflects
 no deduction for fees, expenses, or taxes) 2.48%         6.48%            7.90%
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2003, the average annual total returns were 7.91% for the Admiral Shares and 7.76% for the Lehman Brothers Long U.S. Treasury Bond Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

29

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.24%           0.12%
12b-1 Distribution Fee:                                  None            None
Other Expenses:                                          0.02%           0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.26%           0.13%
*A $5 fee applies to wire redemptions under $5,000.





     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $27       $84      $146      $331
Admiral Shares         13        42        73       166
--------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business     Admiral Shares if you meet certain
day of each month; capital gains, if  account balance and tenure requirements
any, are distributed annually in       Admiral Shares--May be converted to
December.                             Investor Shares if you are no longer
                                      eligible for Admiral Shares
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge,     NEWSPAPER ABBREVIATION
Pa.,                                  Investor Shares--LTTsry
since inception                       Admiral Shares--LTsryAdml

INCEPTION DATE                        VANGUARD FUND NUMBER
Investor Shares--May 19, 1986         Investor Shares--83
Admiral Shares--February 12, 2001     Admiral Shares--583

NET ASSETS (ALL SHARE CLASSES) AS OF  CUSIP NUMBER
JANUARY 31, 2004                      Investor Shares--922031505
$1.9 billion                          Admiral Shares--922031786

SUITABLE FOR IRAS                     TICKER SYMBOL
Yes                                   Investor Shares--VUSTX
                                      Admiral Shares--VUSUX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000 for
IRAs and most custodial accounts for
minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

31

FUND PROFILE--
VANGUARD(R) LONG-TERM CORPORATE FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a high and sustainable level of current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be long-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund.
- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality, and to a lesser extent, bonds that are considered medium-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a rele vant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES

      -----------------------------------------------------
      [BAR CHART]
                      1994    -5.30%
                      1995    26.40
                      1996     1.20
                      1997    13.79
                      1998     9.21
                      1999    -6.23
                      2000    11.76
                      2001     9.57
                      2002    13.22
                      2003     6.26
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 4.90%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.56% (quarter ended June 30, 1995), and the lowest return for a quarter was -4.68% (quarter ended March 31, 1996).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
                                          1 YEAR       5 YEARS         10 YEARS
-------------------------------------------------------------------------------
VANGUARD LONG-TERM CORPORATE FUND
 INVESTOR SHARES
 Return Before Taxes                        6.26%         6.68%            7.60%
 Return After Taxes on Distributions        4.18          4.05             4.68
 Return After Taxes on
  Distributions and Sale of Fund Shares     4.04          4.02             4.65
--------------------------------------------------------------------------------
VANGUARD LONG-TERM CORPORATE FUND
 ADMIRAL SHARES*
 Return Before Taxes                        6.36%           --               --
--------------------------------------------------------------------------------
LEHMAN BROTHERS LONG CREDIT A OR
 BETTER BOND INDEX (reflects no
 deduction for fees, expenses, or taxes)    6.35%         6.89             7.80
-------------------------------------------------------------------------------
*From the inception date of the Fund's Admiral Shares on February 12, 2001, through December 31, 2003, the average annual total returns were 9.19% for the Fund's Admiral Shares and 9.94% for the Lehman Brothers Long Credit A or Better Bond Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

33

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




                                                     INVESTOR          ADMIRAL
                                                       SHARES           SHARES
                                                       ------           ------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                None            None
Purchase Fee:                                            None            None
Sales Charge (Load) Imposed on Reinvested Dividends:     None            None
Redemption Fee:                                          None*           None*
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.26%           0.17%
12b-1 Distribution Fee:                                  None            None
Other Expenses:                                          0.02%           0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.28%           0.19%

*A $5 fee applies to wire redemptions under $5,000.





     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares        $29      $90      $157       $356
Admiral Shares          19       61       107        243
---------------------------------------------------------



     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS          CONVERSION FEATURES
Dividends are declared daily and      Investor Shares--May be converted to
distributed on the first business    Admiral Shares if you meet certain account
day of each month; capital gains,    balance and tenure requirements.
if any, are distributed annually in   Admiral Shares--May be converted to
December.                            Investor Shares if you are no longer
                                     eligible for Admiral Shares.
INVESTMENT ADVISOR
Wellington Management Company, LLP,  NEWSPAPER ABBREVIATION
Boston, Mass., since inception       Investor Shares--LTCorp
                                     Admiral Shares--LTCrpAdml
INCEPTION DATE
Investor Shares--July 9, 1973        VANGUARD FUND NUMBER
Admiral Shares--February 12, 2001    Investor Shares--28
                                     Admiral Shares--568
NET ASSETS (ALL SHARE CLASSES)
AS OF                                CUSIP NUMBER
JANUARY 31, 2004                     Investor Shares--922031109
$4.6 billion                         Admiral Shares--922031778

SUITABLE FOR IRAS                    TICKER SYMBOL
Yes                                  Investor Shares--VWESX
                                     Admiral Shares--VWETX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for IRAs and most custodial
accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

35

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund's 80% investment policy may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

 Changes in interest rates can affect bond income as well as bond prices.

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.

     As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall.

     How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



     While falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

[FLAG] EACH FUND  (OTHER  THAN THE GNMA FUND) IS SUBJECT TO CALL RISK,  WHICH IS
     THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.

     Call risk should be low for the Intermediate-Term Corporate Fund and the various Short- Term and Treasury Funds, and moderate for the Long-Term Corporate Fund.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons (or interest rates), which make them less likely to be called.
--------------------------------------------------------------------------------




[FLAG] EACH FUND IS SUBJECT TO PREPAYMENT  RISK, WHICH IS THE CHANCE THAT DURING
     PERIODS OF FALLING INTEREST RATES, HOMEOWNERS WILL REFINANCE THEIR MORTGAGES BEFORE THEIR MATURITY DATES, RESULTING IN PREPAYMENT OF MORTGAGE SECURITIES HELD BY THE FUND. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.


 Prepayment risk is high for the GNMA Fund and low for the other Funds.

37

[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES
TO DECLINE.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by
the                             advisor's                              analysis.
--------------------------------------------------------------------------------



     In absolute terms, the credit quality of each Fund is high or upper-medium. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds (which invest primarily in U.S. Treasury-issued securities) have the lowest credit risk--and generally the lowest yields--among the Funds. By contrast, the Short-Term Corporate, Intermediate-Term Corporate, and Long-Term Corporate Funds generally have the highest credit risk--and generally the highest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2004.


------------------------------------------------
FUND                            AVERAGE QUALITY
-----------------------------------------------
Short-Term Treasury                  Treasury
Short-Term Federal                     Agency
Short-Term Corporate                      Aa3
Intermediate-Term Treasury           Treasury
Intermediate-Term Corporate                A1
GNMA                                 Treasury
Long-Term Treasury                   Treasury
Long-Term Corporate                        A1
-----------------------------------------------

     The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.



-------------------------------------------------------------------------------------------------
          CREDIT RATINGS OF THE FUNDS' INVESTMENTS (PERCENTAGE OF FUND ASSETS)
------------------------------------------------------------------------------------------------
                         ISSUED OR BACKED      HIGH OR                               NON-
                        BY U.S. GOV'T., ITS    HIGHEST      UPPER                INVESTMENT-
                           AGENCIES, AND       QUALITY     MEDIUM    MEDIUM       GRADE   OR
FUND                     INSTRUMENTALITIES   (NON-GOV'T.)  QUALITY  QUALITY       UNRATED
-------------------------------------------------------------------------------------------------
Short-Term Treasury            100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Short-Term Federal             100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Short-Term Corporate           --------At least 65%--------         No more         No more
                                                                    than 30%        than 5%
--------------------------------------------------------------------------------------------------
Intermediate-Term Treasury     100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Intermediate-Term              --------At least 65%--------         No more         No more
Corporate                                                           than 30%        than 5%
--------------------------------------------------------------------------------------------------
GNMA                           100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Long-Term Treasury             100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Long-Term Corporate            --------At least 65%--------         No more         No more
                                                                    than 30%        than 5%
--------------------------------------------------------------------------------------------------




     Each of the Corporate Funds may invest no more than 30% of its assets in medium- quality bonds, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; unrated bonds are those that are not rated by any independent rating agency.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------




     To a limited extent, the Corporate Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.


[FLAG] EACH FUND IS  SUBJECT  TO MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUNDS TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

39

     To help you distinguish among the Funds and their various risks, the following summary table is provided.


--------------------------------------------------------------------------------
                                         RISKS OF THE FUNDS
                             --------------------------------------------
                                                     CALL/
                              INCOME   INTEREST   PREPAYMENT     CREDIT
FUND                           RISK    RATE RISK     RISK         RISK
--------------------------------------------------------------------------------
Short-Term Treasury            High       Low         Low       Very Low
Short-Term Federal             High       Low         Low       Very Low
Short-Term Corporate           High       Low         Low         Low
Intermediate-Term Treasury   Moderate  Moderate       Low       Very Low
Intermediate-Term Corporate  Moderate  Moderate       Low         Low
GNMA                         Moderate  Moderate      High       Very Low
Long-Term Treasury             Low       High         Low       Very Low
Long-Term Corporate            Low       High      Moderate       Low
--------------------------------------------------------------------------------



SECURITY SELECTION

The grid below shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.

---------------------------------------------------------------------------------------
                            SHORT-,                          SHORT-,
                         INTERMEDIATE-,                   INTERMEDIATE-,
                         AND LONG-TERM     SHORT-TERM     AND LONG-TERM        GNMA
                         TREASURY FUNDS   FEDERAL FUND   CORPORATE FUNDS       FUND
--------------------------------------------------------------------------------------
 Corporate Debt                                                 o
 Obligations
--------------------------------------------------------------------------------------
 U.S. Government &             o                o               o                 o
 Agency Bonds
--------------------------------------------------------------------------------------
 State & Municipal                                              o
 Bonds
--------------------------------------------------------------------------------------
 Mortgage-Backed               o                o               o                 o
 Securities
--------------------------------------------------------------------------------------
 Cash Investments              o*               o*              o                 o*
--------------------------------------------------------------------------------------
 Futures, Options, and         o                o               o                 o
 Other Derivatives
--------------------------------------------------------------------------------------
 Asset-Backed                                   o               o
 Securities
--------------------------------------------------------------------------------------
 International
 Dollar-Denominated Bonds                                       o
--------------------------------------------------------------------------------------
 Preferred Stocks                                               o
--------------------------------------------------------------------------------------
 Convertible Securities                                         o
--------------------------------------------------------------------------------------
 Collateralized
 Mortgage Obligations (CMOs)   o                o               o                 o
--------------------------------------------------------------------------------------
 Illiquid or
 Restricted Securities         o                o               o                 o
--------------------------------------------------------------------------------------
 Mortgage Dollar Rolls         o                o               o                 o
--------------------------------------------------------------------------------------
*Only repurchase  agreements that are  collateralized  by U.S.  Treasury or U.S.
government agency securities.
--------------------------------------------------------------------------------------


- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the United States Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




- State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.
- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
- Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the fund's investment objective and risk profile.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.
- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.

41

- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.
- Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Each Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by a Fund without limit.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.


Futures, options, and other derivatives may represent up to 20% of a Fund's total assets. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds' derivatives investments may include bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. The reasons for which a Fund may invest in futures and other derivatives include:

-- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
-- To reduce the Fund's transaction costs or to add value when these instruments are favorably priced.

-- To simulate exposure to bonds that are either unavailable or considered to be less attractively priced in the bond market.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                  DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and
may               be                harder               to               value.
--------------------------------------------------------------------------------



The Funds are generally managed without regard to tax ramifications.

TEMPORARY INVESTMENT MEASURES

Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a
dramatic         effect         on         a         fund's         performance.
--------------------------------------------------------------------------------




COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

43

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic bond funds was approximately 184%, as reported by
Morningstar,          Inc.,         on         January         30,         2004.
--------------------------------------------------------------------------------






THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost"  basis,  with no  profit  component,  which  helps to keep the  funds'
expenses                                                                    low.
--------------------------------------------------------------------------------

INVESTMENT ADVISORS

Two investment advisors manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management Company, LLP, serves as the advisor to the GNMA and Long-Term Corporate Funds. The Vanguard Group, through its Fixed Income Group, serves as the advisor to the other Funds.
     Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm which began operations in 1928. As of January 31, 2004, Wellington Management managed about $402 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Funds' Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets.

     For the fiscal year ended January 31, 2004, the advisory expenses or fees for each Fund (other than the Long-Term Corporate Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Corporate Fund, the advisory expenses represented an effective annual rate of 0.03% of its average net assets.
     The advisors are authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. In an effort to obtain better execution of a transaction, the advisors may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisors are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisors. Also, the Funds' board of trustees may direct the advisors to use a particular broker for certain transactions in exchange for commission rebates paid to the advisor as well as for brokerage or research services provided to the advisors for the benefit of the Funds.
     Under the terms of an SEC exemptive order, the Funds' board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Corporate Funds' advisory agreements or hire a new investment advisor for these Funds--either as a replacement for the existing advisor or as an additional advisor. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide additional investment advisory services to the GNMA and Long-Term Corporate Funds, on an at-cost basis, at any time.

45


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUNDS' ADVISORS

The managers primarily responsible for overseeing the investments for the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Corporate Fund since inception; has managed the Short-Term Corporate Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, Principal of Vanguard. He has worked in investment management since 1987; has managed portfolio investments for Vanguard since joining the company in 1989; and has managed the Short-Term Federal Fund since 1996.
Education: B.S., University of Pennsylvania.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
B.S., University of Wisconsin.

The managers primarily responsible for overseeing the investments for the GNMA and Long-Term Corporate Funds are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Corporate Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. Each Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
-    Provide us with your correct taxpayer identification number;
-    Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

47

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                            "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule
before                                you                                invest.
--------------------------------------------------------------------------------




SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.



--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


This explanation uses the Short-Term Treasury Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $10.79 per share. During the year, each Investor Share earned $0.271 from investment income (interest) and $0.02 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.441 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.64 reflecting earnings of $0.291 per share and distributions of $0.441 per share. This was a decrease of $0.15 per share (from $10.79 at the beginning of the year to $10.64 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.74% for the year.

As of January 31, 2004, the Investor Shares had approximately $2 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 2.52% of average net assets. The Fund sold and replaced securities valued at 125% of its net assets.
--------------------------------------------------------------------------------

49



SHORT-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.79   $10.54   $10.35    $9.94   $10.37
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .271     .405     .508     .596     .534
  Net Realized and Unrealized Gain (Loss) on Investments       .020     .361     .195     .410   (.413)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .291     .766     .703    1.006     .121
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.271)   (.405)   (.508)   (.596)   (.534)
  Distributions from Realized Capital Gains                  (.170)   (.111)   (.005)      --    (.017)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.441)   (.516)   (.513)   (.596)   (.551)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.64   $10.79   $10.54   $10.35    $9.94
========================================================================================================

TOTAL RETURN                                                  2.74%    7.41%    6.93%   10.45%    1.20%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,028   $2,200   $1,407   $1,213   $1,177
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.27%    0.27%
  Ratio of Net Investment Income to Average Net Assets        2.52%    3.70%    4.82%    5.91%    5.27%
  Turnover Rate                                                125%     165%     102%     296%     124%
========================================================================================================






SHORT-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 13,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.79   $10.54   $10.34
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .285     .419     .502
  Net Realized and Unrealized Gain (Loss) on Investments                         .020     .361     .205
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .305     .780     .707
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.285)   (.419)   (.502)
  Distributions from Realized Capital Gains                                    (.170)   (.111)   (.005)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.455)   (.530)   (.507)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.64   $10.79   $10.54
========================================================================================================

TOTAL RETURN                                                                    2.88%    7.55%    6.97%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $1,657   $1,933   $1,257
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          2.65%    3.83%  4.73%**
  Turnover Rate                                                                  125%     165%     102%
========================================================================================================

*Inception.
**Annualized.

SHORT-TERM FEDERAL FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.67   $10.50   $10.28    $9.85   $10.26
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .304     .423     .533     .608     .567
  Net Realized and Unrealized Gain (Loss) on Investments     (.046)     .302     .220     .430   (.410)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .258     .725     .753    1.038     .157
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.311)   (.424)   (.533)   (.608)   (.567)
  Distributions from Realized Capital Gains                  (.017)   (.131)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.328)   (.555)   (.533)   (.608)   (.567)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.60   $10.67   $10.50   $10.28    $9.85
========================================================================================================

TOTAL RETURN                                                  2.45%    7.03%    7.48%   10.91%    1.59%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,604   $2,902   $1,821   $1,544   $1,478
  Ratio of Total Expenses to Average Net Assets               0.22%    0.26%    0.31%    0.28%    0.27%
  Ratio of Net Investment Income to Average Net Assets        2.86%    3.90%    5.07%    6.10%    5.64%
  Turnover Rate                                                 81%     136%      80%     169%      93%
========================================================================================================







SHORT-TERM FEDERAL FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.67   $10.50   $10.28
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .310     .428     .519
  Net Realized and Unrealized Gain (Loss) on Investments                       (.046)     .302     .220
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .264     .730     .739
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.317)   (.429)   (.519)
  Distributions from Realized Capital Gains                                    (.017)   (.131)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.334)   (.560)   (.519)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.60   $10.67   $10.50
========================================================================================================

TOTAL RETURN                                                                    2.51%    7.08%    7.34%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                           $662     $669     $380
  Ratio of Total Expenses to Average Net Assets                                 0.17%    0.22%  0.24%**
  Ratio of Net Investment Income to Average Net Assets                          2.91%    3.94%  4.96%**
  Turnover Rate                                                                   81%     136%      80%
========================================================================================================

*Inception.
**Annualized.

51



SHORT-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.78       $10.82       $10.76       $10.49       $10.86
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .415         .569         .666         .712         .660
  Net Realized and Unrealized Gain (Loss) on Investments       .043        (.040)        .060         .270        (.370)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .458         .529         .726         .982         .290
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.428)       (.569)       (.666)       (.712)       (.660)
  Distributions from Realized Capital Gains                      --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.428)       (.569)       (.666)       (.712)       (.660)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.81       $10.78       $10.82       $10.76       $10.49
========================================================================================================================
TOTAL RETURN                                                   4.31%        5.04%        6.92%        9.74%        2.77%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $11,732       $8,828       $7,611       $7,442       $6,731
  Ratio of Total Expenses to Average Net Assets                0.21%        0.23%        0.24%        0.24%        0.25%
  Ratio of Net Investment Income to Average Net Assets         3.80%        5.27%        6.18%        6.76%        6.21%
  Turnover Rate                                                  33%          59%          69%          54%          52%
========================================================================================================================






SHORT-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $10.78       $10.82       $10.73
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .423         .575         .649
  Net Realized and Unrealized Gain (Loss) on Investments                                 .043        (.040)        .090
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                     .466         .535         .739
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.436)       (.575)       (.649)
  Distributions from Realized Capital Gains                                                --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.436)       (.575)       (.649)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $10.81       $10.78       $10.82
========================================================================================================================
TOTAL RETURN                                                                             4.40%        5.11%        7.04%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                 $3,907       $2,732       $1,816
  Ratio of Total Expenses to Average Net Assets                                          0.13%        0.17%      0.18%**
  Ratio of Net Investment Income to Average Net Assets                                   3.87%        5.30%      6.03%**
  Turnover Rate                                                                            33%          59%          69%
========================================================================================================================

*Inception.
**Annualized.

INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.69   $11.03   $10.94   $10.03   $11.16
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .483     .571     .620     .649     .625
  Net Realized and Unrealized Gain (Loss) on Investments     (.058)     .838     .090     .910  (1.130)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .425    1.409     .710    1.559   (.505)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.483)   (.571)   (.620)   (.649)   (.625)
  Distributions from Realized Capital Gains                  (.182)   (.178)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.665)   (.749)   (.620)   (.649)   (.625)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.45   $11.69   $11.03   $10.94   $10.03
========================================================================================================

TOTAL RETURN                                                  3.71%   13.07%    6.62%   16.07%   -4.59%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,261   $2,680   $1,976   $1,795   $1,652
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.28%    0.27%
  Ratio of Net Investment Income to Average Net Assets        4.14%    4.93%    5.60%    6.25%    5.96%
  Turnover Rate                                                 34%     110%      33%      56%      66%
========================================================================================================







INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $11.69   $11.03   $10.94
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .498     .586     .614
  Net Realized and Unrealized Gain (Loss) on Investments                       (.058)     .838     .090
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .440    1.424     .704
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.498)   (.586)   (.614)
  Distributions from Realized Capital Gains                                    (.182)   (.178)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.680)   (.764)   (.614)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $11.45   $11.69   $11.03
========================================================================================================

TOTAL RETURN                                                                    3.85%   13.22%    6.57%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $1,694   $1,979   $1,732
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          4.27%    5.10%  5.65%**
  Turnover Rate                                                                   34%     110%      33%
========================================================================================================

*Inception.
**Annualized.

53



INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.06        $9.76        $9.62        $9.13       $10.07
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .503         .579         .630         .664         .623
  Net Realized and Unrealized Gain (Loss) on Investments       .224         .300         .142         .490        (.894)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .727         .879         .772        1.154        (.271)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.518)       (.579)       (.630)       (.664)       (.623)
  Distributions from Realized Capital Gains                   (.079)          --        (.002)          --        (.046)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.597)       (.579)       (.632)       (.664)       (.669)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.19       $10.06        $9.76        $9.62        $9.13
========================================================================================================================
TOTAL RETURN                                                   7.38%        9.30%        8.23%       13.20%      -2.70%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,813       $2,500       $2,075       $2,070       $1,475
  Ratio of Total Expenses to Average Net Assets                0.20%        0.20%        0.21%        0.22%        0.25%
  Ratio of Net Investment Income to Average Net Assets         4.90%        5.87%        6.99%        7.17%        6.60%
  Turnover Rate                                                  55%          84%         118%          85%          67%
========================================================================================================================








INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $10.06        $9.76        $9.60
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .512         .585         .616
  Net Realized and Unrealized Gain (Loss) on Investments                                 .224         .300         .162
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                       .736         .885         .778
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.527)       (.585)       (.616)
  Distributions from Realized Capital Gains                                             (.079)          --        (.002)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.606)       (.585)       (.618)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $10.19       $10.06        $9.76
========================================================================================================================
TOTAL RETURN                                                                             7.48%        9.37%        8.29%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                 $1,318       $1,044         $731
  Ratio of Total Expenses to Average Net Assets                                          0.11%        0.14%      0.13%**
  Ratio of Net Investment Income to Average Net Assets                                   4.99%        5.91%      6.47%**
  Turnover Rate                                                                            55%          84%         118%
========================================================================================================================

*Inception.
**Annualized.

GNMA FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.72   $10.44   $10.35    $9.71   $10.47
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .502     .588     .650     .685     .669
  Net Realized and Unrealized Gain (Loss) on Investments     (.200)     .300     .090     .640   (.760)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .302     .888     .740    1.325   (.091)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.502)   (.588)   (.650)   (.685)   (.669)
  Distributions from Realized Capital Gains                      --   (.020)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.502)   (.608)   (.650)   (.685)   (.669)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.52   $10.72   $10.44   $10.35    $9.71
========================================================================================================

TOTAL RETURN                                                  2.89%    8.73%    7.35%   14.12%   -0.89%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $19,245  $22,113  $15,839  $14,378  $12,228
  Ratio of Total Expenses to Average Net Assets               0.20%    0.22%    0.25%    0.27%    0.27%
  Ratio of Net Investment Income to Average Net Assets        4.73%    5.51%    6.24%    6.85%    6.63%
  Turnover Rate                                                 26%*      17%       8%       8%       5%
========================================================================================================

*The turnover rate excluding mortgage dollar rolls was 21%.




GNMA FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.72   $10.44   $10.32
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .509     .593     .631
  Net Realized and Unrealized Gain (Loss) on Investments                       (.200)     .300     .120
  Total from Investment Operations                                               .309     .893     .751
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.509)   (.593)   (.631)
  Distributions from Realized Capital Gains                                        --   (.020)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.509)   (.613)   (.631)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.52   $10.72   $10.44
========================================================================================================

TOTAL RETURN                                                                    2.96%    8.78%    7.47%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $5,335   $6,031   $3,605
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.17%  0.19%**
  Ratio of Net Investment Income to Average Net Assets                          4.80%    5.54%  6.17%**
  Turnover Rate                                                                  26%+      17%       8%
========================================================================================================

 *Inception.
**Annualized.
 +The turnover rate excluding mortgage dollar rolls was 21%.

55



LONG-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.66   $10.84   $10.88    $9.74   $11.42
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .562     .585     .601     .621     .611
  Net Realized and Unrealized Gain (Loss) on Investments     (.001)     .973   (.040)    1.140  (1.560)
  Total from Investment Operations                             .561    1.558     .561    1.761   (.949)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.562)   (.585)   (.601)   (.621)   (.611)
  Distributions from Realized Capital Gains                  (.139)   (.153)       --       --   (.120)
--------------------------------------------------------------------------------------------------------
  Total Distributions                                        (.701)   (.738)   (.601)   (.621)   (.731)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.52   $11.66   $10.84   $10.88    $9.74
========================================================================================================

TOTAL RETURN                                                  4.94%   14.77%    5.26%   18.57%   -8.41%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $1,471   $1,677   $1,363   $1,365   $1,178
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.29%    0.28%
  Ratio of Net Investment Income to Average Net Assets        4.81%    5.19%    5.52%    6.00%    5.98%
  Turnover Rate                                                 64%     100%      64%      49%      43%
========================================================================================================







LONG-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $11.66   $10.84   $10.92
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .577     .599     .597
  Net Realized and Unrealized Gain (Loss) on Investments                       (.001)     .973   (.080)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .576    1.572     .517
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.577)   (.599)   (.597)
  Distributions from Realized Capital Gains                                    (.139)   (.153)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.716)   (.752)   (.597)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $11.52   $11.66   $10.84
========================================================================================================

TOTAL RETURN                                                                    5.07%   14.92%    4.93%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                           $450     $536     $532
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          4.94%    5.34%  5.60%**
  Turnover Rate                                                                   64%     100%      64%
========================================================================================================

*Inception.
**Annualized.

LONG-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $9.20        $8.76        $8.63        $8.08        $9.38
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .526         .553         .562         .573         .561
  Net Realized and Unrealized Gain (Loss) on Investments       .200         .440         .130         .550       (1.245)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .726         .993         .692        1.123        (.684)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.526)       (.553)       (.562)       (.573)       (.561)
  Distributions from Realized Capital Gains                      --           --           --           --        (.055)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.526)       (.553)       (.562)       (.573)       (.616)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $9.40        $9.20        $8.76        $8.63        $8.08
========================================================================================================================
TOTAL RETURN                                                   8.09%       11.75%        8.26%       14.52%      -7.40%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $3,944       $3,733       $3,611       $3,820       $3,681
  Ratio of Total Expenses to Average Net Assets                0.28%        0.31%        0.32%        0.30%        0.30%
  Ratio of Net Investment Income to Average Net Assets         5.64%        6.24%        6.48%        7.02%        6.59%
  Turnover Rate                                                  11%          33%          39%          17%           7%
========================================================================================================================






LONG-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $9.20        $8.76        $8.60
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .535         .561         .551
  Net Realized and Unrealized Gain (Loss) on Investments                                 .200         .440         .160
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                     .735        1.001         .711
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.535)       (.561)       (.551)
  Distributions from Realized Capital Gains                                                --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.535)       (.561)       (.551)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $9.40        $9.20        $8.76
========================================================================================================================
TOTAL RETURN                                                                             8.19%       11.85%        8.50%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                   $618         $571         $435
  Ratio of Total Expenses to Average Net Assets                                          0.19%        0.23%       0.24%**
  Ratio of Net Investment Income to Average Net Assets                                   5.73%        6.30%       6.55%**
  Turnover Rate                                                                            11%          33%          39%
========================================================================================================================

*Inception.
**Annualized.

57


--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
--------------------------------------------------------------------------------





BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES

TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

HOW TO BUY SHARES
     ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.

BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of the Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

59

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
-    SIMPLE IRAs and 403(b)7 custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks,' traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard Fund, at any time, for any reason.

CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares or Admiral Shares of Vanguard Short-Term Corporate Fund into Institutional Shares of the same Fund, provided that your account balance in the Fund is at least $50 million. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.

61

BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after the trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds only, if you redeem shares with a same-day wire request by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has

63

been initiated and a confirmation number has been assigned (if applicable). ^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted no more than two exchanges OUT of a fund online or by telephone within any 12-month period.
     Funds may be added to or deleted from this list at any time without prior notice to shareholders.

 For ALL VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
-    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
- Caller authorization to act on the account (by legal documentation or other means).
-    Account registration and address.
-    Social Security or employer identification number.
-    Fund and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
-    The fund name and account number.
-    The amount of the transaction (in dollars, shares, or percent).
-    Authorized signatures of registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

65

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner, or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, the fee will apply to shares redeemed upon closure of the account.
     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the account balance at that time is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you financial reports about Vanguard Bond Funds twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the advisors.
-    Financial statements with detailed listings of the Funds' holdings.
     To keep each Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address,

67

we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.

     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.


CONTACTING VANGUARD

ONLINE

VANGUARD.COM
-    For the best source of Vanguard news
-    For fund, account, and service information
-    For most account transactions
-    For literature requests
-    24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)// / 1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
-    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
-    For Admiral account information
-    For most Admiral transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about:
     Vanguard Short-Term Treasury Fund--32 (Investor Shares) or 532 (Admiral Shares)
     Vanguard Short-Term Federal Fund--49 (Investor Shares) or 549 (Admiral Shares)
     Vanguard Short-Term Corporate Fund--39 (Investor Shares) or 539 (Admiral Shares)
     Vanguard Intermediate-Term Treasury Fund--35 (Investor Shares) or 535 (Admiral Shares)
     Vanguard Intermediate-Term Corporate Fund--71 (Investor Shares) or 571 (Admiral Shares)
     Vanguard GNMA Fund--36 (Investor Shares) or 536 (Admiral Shares)
     Vanguard Long-Term Treasury Fund--83 (Investor Shares) or 583 (Admiral Shares)
     Vanguard Long-Term Corporate Fund--28 (Investor Shares) or 568 (Admiral Shares)


The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON
Interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                           file number: 811-2368
                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P028 052004

                            VANGUARD/(R)/ BOND FUNDS


                Investor Shares for Participants . May 27, 2004


This prospectus
contains financial data
for the Funds through
the fiscal year ended
January 31, 2004.


BOND
PROSPECTUS
                                               VANGUARD SHORT-TERM TREASURY FUND

                                                VANGUARD SHORT-TERM FEDERAL FUND

                                              VANGUARD SHORT-TERM CORPORATE FUND

                                        VANGUARD INTERMEDIATE-TERM TREASURY FUND

                                       VANGUARD INTERMEDIATE-TERM CORPORATE FUND

                                                              VANGUARD GNMA FUND

                                                VANGUARD LONG-TERM TREASURY FUND

                                               VANGUARD LONG-TERM CORPORATE FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                          THE VNAGUARD GROUP (R)

VANGUARD BOND FUNDS
Investor Shares

Participant Prospectus
May 27, 2004


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO VANGUARD BOND FUNDS
  3 FUND PROFILES
    3 Vanguard Short-Term Treasury Fund
    6 Vanguard Short-Term Federal Fund
    9 Vanguard Short-Term Corporate Fund
   12 Vanguard Intermediate-Term
      Treasury Fund
   15 Vanguard Intermediate-Term
      Corporate Fund
   18 Vanguard GNMA Fund
   21 Vanguard Long-Term Treasury Fund

   23 Vanguard Long-Term Corporate Fund
   26 MORE ON THE FUNDS
   34 THE FUNDS AND VANGUARD
   35 INVESTMENT ADVISORS

   36 DIVIDENDS, CAPITAL GAINS,
      AND TAXES
   37 SHARE PRICE
   38 FINANCIAL HIGHLIGHTS
   43 INVESTING WITH VANGUARD
   44 ACCESSING FUND INFORMATION
      BY COMPUTER

 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Funds'  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD BOND FUNDS

The Vanguard Bond Funds are ten separate mutual funds, eight of which we offer through this prospectus (Vanguard/(R)/ High-Yield Corporate Fund and Vanguard/(R)/ Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide current income by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Corporate Fund generally providing the most income.

--------------------------------------------------------------------------------
                                                            DOLLAR-WEIGHTED
FUND                      PRIMARY INVESTMENTS               AVERAGE MATURITY
-------------------------------------------------------------------------------
Short-Term Treasury         U.S. Treasury bonds                  1-3 years
Short-Term Federal          U.S. government agency bonds         1-3 years
Short-Term Corporate        Investment-grade corporate bonds     1-3 years
Intermediate-Term Treasury  U.S. Treasury bonds                 5-10 years
Intermediate-Term Corporate Investment-grade corporate bonds    5-10 years
GNMA                        GNMA mortgage certificates      Generally 5-10 years
Long-Term Treasury          U.S. Treasury bonds                15-30 years
Long-Term Corporate         Investment-grade corporate bonds   15-25 years
-------------------------------------------------------------------------------

BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.
     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
--------------------------------------------------------------------------------
*Assuming a 4% coupon.
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

     On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus. Following the profiles, there is important additional information about the Funds.

3

FUND PROFILE--
VANGUARD(R) SHORT-TERM TREASURY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide current income with limited price volatility.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
                      1994    -0.58%
                      1995    12.11
                      1996     4.39
                      1997     6.39
                      1998     7.36
                      1999     1.85
                      2000     8.83
                      2001     7.80
                      2002     8.02
                      2003     2.38
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.20%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.92% (quarter ended September 30, 2001), and the lowest return for a quarter was -1.19% (quarter ended March 31, 1994).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund Investor Shares      2.38%    5.73%     5.79%
Lehman Brothers 1-5 Year U.S. Treasury Bond Index      2.06     5.75      5.96
--------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.22%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.04%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.26%

5

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $27          $84         $146         $331
-------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STTsry
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          32

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031703
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFISX
October 28, 1991

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$3.7 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) SHORT-TERM FEDERAL FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide current income with limited price volatility.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in short-term bonds issued by the U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by U.S. government agencies and instrumentalities.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

7


      ----------------------------------------------------
                ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
                      1994    -0.94%
                      1995    12.26
                      1996     4.78
                      1997     6.46
                      1998     7.22
                      1999     2.07
                      2000     9.18
                      2001     8.61
                      2002     7.61
                      2003     1.99
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.37%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.81% (quarter ended March 31, 1995), and the lowest return for a quarter was -0.98% (quarter ended March 31, 1994).




--------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Vanguard Short-Term Federal Fund Investor Shares       1.99%    5.84%     5.86%
Lehman Brothers 1-5 Year U.S. Government Bond Index    2.16     5.86      6.01
--------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.20%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.22%

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $23          $71         $124         $280
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STFed
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          49

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031604
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VSGBX
December 31, 1987

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$3.3 billion
--------------------------------------------------------------------------------

9

FUND PROFILE--
VANGUARD(R) SHORT-TERM CORPORATE FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide current income with limited price volatility.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.
- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
                      1994    -0.08%
                      1995    12.74
                      1996     4.79
                      1997     6.95
                      1998     6.57
                      1999     3.30
                      2000     8.17
                      2001     8.14
                      2002     5.22
                      2003     4.20
      ----------------------------------------------------

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.53%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.91% (quarter ended March 31, 1995), and the lowest return for a quarter was -1.00% (quarter ended March 31, 1994).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Vanguard Short-Term Corporate Fund Investor Shares     4.20%    5.79%     5.95%
Lehman Brothers 1-5 Year U.S. Credit Index             5.40     6.96      6.84
--------------------------------------------------------------------------------





FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.19%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.21%

11

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
---------------------------------------------------
     $22          $68         $118         $268
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STCor
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          39

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031406
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFSTX
October 29, 1982

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$16.5 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

13


      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]

                      1994    -4.33%
                      1995    20.44
                      1996     1.92
                      1997     8.96
                      1998    10.61
                      1999    -3.52
                      2000    14.03
                      2001     7.55
                      2002    14.15
                      2003     2.37
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 3.14%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.32% (quarter ended September 30, 2002), and the lowest return for a quarter was -3.60% (quarter ended March 31, 1994).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Treasury Fund
 Investor Shares                                       2.37%    6.69%     6.94%
Lehman Brothers 5-10 Year U.S. Treasury Bond Index     2.02     6.43      6.98
-------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.24%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.26%

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $27          $84       $146         $331
--------------------------------------------------






     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITTsry
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          35

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031802
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFITX
October 28, 1991

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$4 billion
--------------------------------------------------------------------------------

15

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
       [BAR CHART]
                      1994    -4.20%
                      1995    21.39
                      1996     2.78
                      1997     8.93
                      1998     8.30
                      1999    -1.53
                      2000    10.70
                      2001     9.42
                      2002    10.28
                      2003     6.29
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 3.12%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.20% (quarter ended June 30, 1995), and the lowest return for a quarter was -3.41% (quarter ended March 31, 1994).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Corporate Fund
 Investor Shares                                       6.29%    6.93%     7.02%
Lehman Brothers 5-10 Year U.S. Credit Index            8.66     7.62      7.61
--------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.18%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.20%

17

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64       $113         $255
--------------------------------------------------






     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITCorp
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          71

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031885
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFICX
November 1, 1993

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$4.1 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) GNMA FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate level of current income.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (5 to 10 years). For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

19

    ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES
      -----------------------------------------------------
[BAR CHART]
                      1994    -0.95%
                      1995    17.04
                      1996     5.24
                      1997     9.47
                      1998     7.14
                      1999     0.78
                      2000    11.22
                      2001     7.94
                      2002     9.68
                      2003     2.49
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.59%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.28% (quarter ended March 31, 1994).




----------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------------
                                         1 YEAR   5 YEARS     10 YEARS
----------------------------------------------------------------------

Vanguard GNMA Fund Investor Shares         2.49%     6.3%       6.88%
Lehman Brothers GNMA Bond Index            2.85      6.50       6.92
----------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.17%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.20%

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $20          $64         $113         $255
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    GNMA
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          36

INVESTMENT ADVISOR                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031307
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFIIX
June 27, 1980

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$24.6 billion
--------------------------------------------------------------------------------

21

FUND PROFILE--
VANGUARD(R) LONG-TERM TREASURY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a high and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
     - Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS -- INVESTOR SHARES
      -----------------------------------------------------
      [BAR CHART]
                      1994    -7.03%
                      1995    30.11
                      1996    -1.25
                      1997    13.90
                      1998    13.05
                      1999    -8.66
                      2000    19.72
                      2001     4.31
                      2002    16.67
                      2003     2.68
      -------------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 5.24%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 11.64% (quarter ended September 30, 2002), and the lowest return for a quarter was -6.85% (quarter ended March 31, 1996).




--------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                     1 YEAR  5 YEARS  10 YEARS
--------------------------------------------------------------------------------

Vanguard Long-Term Treasury Fund Investor Shares       2.68%    6.44%     7.71%
Lehman Brothers Long U.S. Treasury Bond Index          2.48     6.48      7.90
--------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.




SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.24%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.26%

23

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $27          $84         $146         $331
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    LTTsry
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          83

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031505
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VUSTX
May 19, 1986

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$1.9 billion
--------------------------------------------------------------------------------





FUND PROFILE--
VANGUARD(R) LONG-TERM CORPORATE FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a high and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be long-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality, and to a lesser extent, bonds that are considered medium-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
                     ANNUAL TOTAL RETURNS--INVESTOR SHARES

      -----------------------------------------------------
      [BAR CHART]
                      1994    -5.30%
                      1995    26.40
                      1996     1.20
                      1997    13.79
                      1998     9.21
                      1999    -6.23
                      2000    11.76
                      2001     9.57
                      2002    13.22
                      2003     6.26
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 4.90%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.56% (quarter ended June 30, 1995), and the lowest return for a quarter was -4.68% (quarter ended March 31, 1996).

25



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund Investor Shares     6.26%    6.68%     7.60%
Lehman Brothers Long Credit A or Better Bond Index    6.35     6.89      7.80
--------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.26%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.28%



     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $29          $90         $157          $356
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    LTCorp
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          28

INVESTMENT ADVISOR                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031109
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VWESX
July 9, 1973

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$4.6 billion

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund's 80% investment policy may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.

     As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall.
     How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

27



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



     While falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

[FLAG] EACH FUND  (OTHER  THAN THE GNMA FUND) IS SUBJECT TO CALL RISK,  WHICH IS
     THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.


     Call risk should be low for the Intermediate-Term Corporate Fund and the various Short- Term and Treasury Funds, and moderate for the Long-Term Corporate Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons (or interest rates), which make them less likely to be called.
--------------------------------------------------------------------------------




[FLAG] EACH FUND IS SUBJECT TO PREPAYMENT  RISK, WHICH IS THE CHANCE THAT DURING
     PERIODS OF FALLING INTEREST RATES, HOMEOWNERS WILL REFINANCE THEIR MORTGAGES BEFORE THEIR MATURITY DATES, RESULTING IN PREPAYMENT OF MORTGAGE SECURITIES HELD BY THE FUND. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.

     Prepayment risk is high for the GNMA Fund and low for the other Funds.

[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------




     In absolute terms, the credit quality of each Fund is high or upper-medium. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds (which invest primarily in U.S. Treasury-issued securities) have the lowest credit risk--and generally the lowest yields--among the Funds. By contrast, the Short-Term Corporate, Intermediate-Term Corporate, and Long-Term Corporate Funds generally have the highest credit risk--and generally the highest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2004.


-----------------------------------------------
FUND                            AVERAGE QUALITY
-----------------------------------------------
Short-Term Treasury                  Treasury
Short-Term Federal                     Agency
Short-Term Corporate                      Aa3
Intermediate-Term Treasury           Treasury
Intermediate-Term Corporate                A1
GNMA                                 Treasury
Long-Term Treasury                   Treasury
Long-Term Corporate                        A1
-----------------------------------------------

29

     The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.



-------------------------------------------------------------------------------------------------
          CREDIT RATINGS OF THE FUNDS' INVESTMENTS (PERCENTAGE OF FUND ASSETS)
------------------------------------------------------------------------------------------------
                         ISSUED OR BACKED      HIGH OR                               NON-
                        BY U.S. GOV'T., ITS    HIGHEST      UPPER                INVESTMENT-
                           AGENCIES, AND       QUALITY     MEDIUM    MEDIUM       GRADE   OR
FUND                     INSTRUMENTALITIES   (NON-GOV'T.)  QUALITY  QUALITY       UNRATED
-------------------------------------------------------------------------------------------------
Short-Term Treasury            100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Short-Term Federal             100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Short-Term Corporate           --------At least 65%--------         No more         No more
                                                                    than 30%        than 5%
--------------------------------------------------------------------------------------------------
Intermediate-Term Treasury     100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Intermediate-Term              --------At least 65%--------         No more         No more
Corporate                                                           than 30%        than 5%
--------------------------------------------------------------------------------------------------
GNMA                           100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Long-Term Treasury             100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Long-Term Corporate            --------At least 65%--------         No more         No more
                                                                    than 30%        than 5%
--------------------------------------------------------------------------------------------------




     Each of the Corporate Funds may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; unrated bonds are those that are not rated by any independent rating agency.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------




     To a limited extent, the Corporate Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.

[FLAG] EACH FUND IS  SUBJECT  TO MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUNDS TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

     To help you distinguish among the Funds and their various risks, the following summary table is provided.

--------------------------------------------------------------------------------
                                         RISKS OF THE FUNDS
                             --------------------------------------------
                                                     CALL/
                              INCOME   INTEREST   PREPAYMENT     CREDIT
FUND                           RISK    RATE RISK     RISK         RISK
--------------------------------------------------------------------------------
Short-Term Treasury            High       Low         Low       Very Low
Short-Term Federal             High       Low         Low       Very Low
Short-Term Corporate           High       Low         Low         Low
Intermediate-Term Treasury   Moderate  Moderate       Low       Very Low
Intermediate-Term Corporate  Moderate  Moderate       Low         Low
GNMA                         Moderate  Moderate      High       Very Low
Long-Term Treasury             Low       High         Low       Very Low
Long-Term Corporate            Low       High      Moderate       Low
--------------------------------------------------------------------------------




SECURITY SELECTION

The grid below shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.


---------------------------------------------------------------------------------------
                            SHORT-,                          SHORT-,
                         INTERMEDIATE-,                   INTERMEDIATE-,
                         AND LONG-TERM     SHORT-TERM     AND LONG-TERM         GNMA
                         TREASURY FUNDS   FEDERAL FUND   CORPORATE FUNDS        FUND
--------------------------------------------------------------------------------------
 Corporate Debt                                                 o
 Obligations
--------------------------------------------------------------------------------------
 U.S. Government &             o                o               o                 o
 Agency Bonds
--------------------------------------------------------------------------------------
 State & Municipal                                              o
 Bonds
--------------------------------------------------------------------------------------
 Mortgage-Backed               o                o               o                 o
 Securities
--------------------------------------------------------------------------------------
 Cash Investments              o*               o*              o                 o*
--------------------------------------------------------------------------------------
 Futures, Options, and         o                o               o                 o
 Other Derivatives
--------------------------------------------------------------------------------------
 Asset-Backed                                   o               o
 Securities
--------------------------------------------------------------------------------------
 International
 Dollar-Denominated Bonds                                       o
--------------------------------------------------------------------------------------
 Preferred Stocks                                               o
--------------------------------------------------------------------------------------
 Convertible Securities                                         o
--------------------------------------------------------------------------------------
 Collateralized
 Mortgage Obligations (CMOs)   o                o               o                 o
--------------------------------------------------------------------------------------
 Illiquid or
 Restricted Securities         o                o               o                 o
--------------------------------------------------------------------------------------
 Mortgage Dollar Rolls         o                o               o                 o
--------------------------------------------------------------------------------------
*Only repurchase  agreements that are  collateralized  by U.S.  Treasury or U.S.
government agency securities.
--------------------------------------------------------------------------------------


- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the United States Treasury nor supported by the full faith and credit of the U.S. government. These agencies

31


     include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U. S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


35


- State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.
- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
- Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the fund's investment objective and risk profile.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.

- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.
- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.
- Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Each Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by a Fund without limit.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.


Futures, options, and other derivatives may represent up to 20% of a Fund's total assets. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds' derivatives investments may include bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use derivatives for speculation or for

33

the purpose of leveraging (magnifying) investment returns.The reasons for which a Fund may invest in futures and other derivatives include:
 --To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.

 --To reduce the Fund's transaction costs or to add value when these instruments are favorably priced.

 --To simulate exposure to bonds that are either unavailable or considered to be less attractively priced in the bond market.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------


The Funds are generally managed without regard to tax ramifications.


TEMPORARY INVESTMENT MEASURES

Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------




COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic bond funds was approximately 184%, as reported by Morningstar, Inc., on January 30, 2004.
--------------------------------------------------------------------------------



THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

35


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISORS


Two investment advisors manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management Company, LLP, serves as the advisor to the GNMA and Long-Term Corporate Funds. The Vanguard Group, through its Fixed Income Group, serves as the advisor to the other Funds.


     Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2004, Wellington Management managed about $402 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Funds'
Statement of Additional Information for a complete explanation of how advisory fees are calculated.


     The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets.


     For the fiscal year ended January 31, 2004, the advisory expenses or fees for each Fund (other than the Long-Term Corporate Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Corporate Fund, the advisory expenses represented an effective annual rate of 0.03% of its average net assets.


     The advisors are authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. In an effort to obtain better execution of a transaction, the advisors may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisors are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisors. Also, the Funds' board of trustees may direct the advisors to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisors for the benefit of the Fund.


     Under the terms of an SEC exemptive order, the Funds' board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Corporate Funds' advisory agreements or hire a new investment advisor for these Funds--either as a replacement for the existing advisor or as an additional advisor. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. As the

Funds' sponsor and overall manager, Vanguard may provide additional investment advisory services to the GNMA and Long-Term Corporate Funds, on an at-cost basis, at any time.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISORS

The managers primarily responsible for overseeing the investments for the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Corporate Fund since inception; has managed the Short-Term Corporate Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, Principal of Vanguard. He has worked in investment management since 1987; has managed portfolio investments for Vanguard since joining the company in 1989; and has managed the Short-Term Federal Fund since 1996.
Education: B.S., University of Pennsylvania.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
B.S., University of Wisconsin.

The managers primarily responsible for overseeing the investments for the GNMA and Long-Term Corporate Funds are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Corporate Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.



DIVIDENDS, CAPITAL GAINS, AND TAXES
FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. Each Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings

37

plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES

This explanation uses the Short-Term Treasury Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $10.79 per share. During the year, each Investor Share earned $0.271 from investment income (interest) and $0.02 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.441 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.64, reflecting earnings of $0.291 per share and distributions of $0.441 per share. This was a decrease of $0.15 per share (from $10.79 at the beginning of the year to $10.64 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.74% for the year.

As of January 31, 2004, the Investor Shares had approximately $2 billion in net assets. For the year, the expense ratio was 0.26% ($2.60 per $1,000 of net assets), and the net investment income amounted to 2.52% of average net assets. The Fund sold and replaced securities valued at 125% of its net assets.
--------------------------------------------------------------------------------

39



SHORT-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.79   $10.54   $10.35    $9.94   $10.37
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .271     .405     .508     .596     .534
  Net Realized and Unrealized Gain (Loss) on Investments       .020     .361     .195     .410   (.413)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .291     .766     .703    1.006     .121
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.271)   (.405)   (.508)   (.596)   (.534)
  Distributions from Realized Capital Gains                  (.170)   (.111)   (.005)      --    (.017)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.441)   (.516)   (.513)   (.596)   (.551)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.64   $10.79   $10.54   $10.35    $9.94
========================================================================================================

TOTAL RETURN                                                  2.74%    7.41%    6.93%   10.45%    1.20%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,028   $2,200   $1,407   $1,213   $1,177
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.27%    0.27%
  Ratio of Net Investment Income to Average Net Assets        2.52%    3.70%    4.82%    5.91%    5.27%
  Turnover Rate                                                125%     165%     102%     296%     124%
========================================================================================================






SHORT-TERM FEDERAL FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.67   $10.50   $10.28    $9.85   $10.26
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .304     .423     .533     .608     .567
  Net Realized and Unrealized Gain (Loss) on Investments     (.046)     .302     .220     .430   (.410)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .258     .725     .753    1.038     .157
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.311)   (.424)   (.533)   (.608)   (.567)
  Distributions from Realized Capital Gains                  (.017)   (.131)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.328)   (.555)   (.533)   (.608)   (.567)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.60   $10.67   $10.50   $10.28    $9.85
========================================================================================================

TOTAL RETURN                                                  2.45%    7.03%    7.48%   10.91%    1.59%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,604   $2,902   $1,821   $1,544   $1,478
  Ratio of Total Expenses to Average Net Assets               0.22%    0.26%    0.31%    0.28%    0.27%
  Ratio of Net Investment Income to Average Net Assets        2.86%    3.90%    5.07%    6.10%    5.64%
  Turnover Rate                                                 81%     136%      80%     169%      93%
========================================================================================================

SHORT-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.78       $10.82       $10.76       $10.49       $10.86
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .415         .569         .666         .712         .660
  Net Realized and Unrealized Gain (Loss) on Investments       .043        (.040)        .060         .270        (.370)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .458         .529         .726         .982         .290
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.428)       (.569)       (.666)       (.712)       (.660)
  Distributions from Realized Capital Gains                      --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.428)       (.569)       (.666)       (.712)       (.660)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.81       $10.78       $10.82       $10.76       $10.49
========================================================================================================================
TOTAL RETURN                                                   4.31%        5.04%        6.92%        9.74%        2.77%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $11,732       $8,828       $7,611       $7,442       $6,731
  Ratio of Total Expenses to Average Net Assets                0.21%        0.23%        0.24%        0.24%        0.25%
  Ratio of Net Investment Income to Average Net Assets         3.80%        5.27%        6.18%        6.76%        6.21%
  Turnover Rate                                                  33%          59%          69%          54%          52%
========================================================================================================================





INTERMEDIATE-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.69   $11.03   $10.94   $10.03   $11.16
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .483     .571     .620     .649     .625
  Net Realized and Unrealized Gain (Loss) on Investments     (.058)     .838     .090     .910  (1.130)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .425    1.409     .710    1.559   (.505)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.483)   (.571)   (.620)   (.649)   (.625)
  Distributions from Realized Capital Gains                  (.182)   (.178)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.665)   (.749)   (.620)   (.649)   (.625)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.45   $11.69   $11.03   $10.94   $10.03
========================================================================================================

TOTAL RETURN                                                  3.71%   13.07%    6.62%   16.07%   -4.59%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,261   $2,680   $1,976   $1,795   $1,652
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.28%    0.27%
  Ratio of Net Investment Income to Average Net Assets        4.14%    4.93%    5.60%    6.25%    5.96%
  Turnover Rate                                                 34%     110%      33%      56%      66%
========================================================================================================

41


INTERMEDIATE-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.06        $9.76        $9.62        $9.13       $10.07
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .503         .579         .630         .664         .623
  Net Realized and Unrealized Gain (Loss) on Investments       .224         .300         .142         .490        (.894)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .727         .879         .772        1.154        (.271)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.518)       (.579)       (.630)       (.664)       (.623)
  Distributions from Realized Capital Gains                   (.079)          --        (.002)          --        (.046)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.597)       (.579)       (.632)       (.664)       (.669)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.19       $10.06        $9.76        $9.62        $9.13
========================================================================================================================
TOTAL RETURN                                                   7.38%        9.30%        8.23%       13.20%      -2.70%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $2,813       $2,500       $2,075       $2,070       $1,475
  Ratio of Total Expenses to Average Net Assets                0.20%        0.20%        0.21%        0.22%        0.25%
  Ratio of Net Investment Income to Average Net Assets         4.90%        5.87%        6.99%        7.17%        6.60%
  Turnover Rate                                                  55%          84%         118%          85%          67%
========================================================================================================================





GNMA FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.72   $10.44   $10.35    $9.71   $10.47
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .502     .588     .650     .685     .669
  Net Realized and Unrealized Gain (Loss) on Investments     (.200)     .300     .090     .640   (.760)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .302     .888     .740    1.325   (.091)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.502)   (.588)   (.650)   (.685)   (.669)
  Distributions from Realized Capital Gains                      --   (.020)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.502)   (.608)   (.650)   (.685)   (.669)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.52   $10.72   $10.44   $10.35    $9.71
========================================================================================================

TOTAL RETURN                                                  2.89%    8.73%    7.35%   14.12%   -0.89%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $19,245  $22,113  $15,839  $14,378  $12,228
  Ratio of Total Expenses to Average Net Assets               0.20%    0.22%    0.25%    0.27%    0.27%
  Ratio of Net Investment Income to Average Net Assets        4.73%    5.51%    6.24%    6.85%    6.63%
  Turnover Rate                                                26%*      17%       8%       8%       5%
========================================================================================================

*The turnover rate excluding mortgage dollar rolls was 21%.

LONG-TERM TREASURY FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $11.66   $10.84   $10.88    $9.74   $11.42
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .562     .585     .601     .621     .611
  Net Realized and Unrealized Gain (Loss) on Investments     (.001)     .973   (.040)    1.140  (1.560)
  Total from Investment Operations                             .561    1.558     .561    1.761   (.949)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.562)   (.585)   (.601)   (.621)   (.611)
  Distributions from Realized Capital Gains                  (.139)   (.153)       --       --   (.120)
--------------------------------------------------------------------------------------------------------
  Total Distributions                                        (.701)   (.738)   (.601)   (.621)   (.731)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.52   $11.66   $10.84   $10.88    $9.74
========================================================================================================

TOTAL RETURN                                                  4.94%   14.77%    5.26%   18.57%   -8.41%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $1,471   $1,677   $1,363   $1,365   $1,178
  Ratio of Total Expenses to Average Net Assets               0.26%    0.28%    0.29%    0.29%    0.28%
  Ratio of Net Investment Income to Average Net Assets        4.81%    5.19%    5.52%    6.00%    5.98%
  Turnover Rate                                                 64%     100%      64%      49%      43%
========================================================================================================










LONG-TERM CORPORATE FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                                               ----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $9.20        $8.76        $8.63        $8.08        $9.38
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .526         .553         .562         .573         .561
  Net Realized and Unrealized Gain (Loss) on Investments       .200         .440         .130         .550       (1.245)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .726         .993         .692        1.123        (.684)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.526)       (.553)       (.562)       (.573)       (.561)
  Distributions from Realized Capital Gains                      --           --           --           --        (.055)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.526)       (.553)       (.562)       (.573)       (.616)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $9.40        $9.20        $8.76        $8.63        $8.08
========================================================================================================================
TOTAL RETURN                                                   8.09%       11.75%        8.26%       14.52%      -7.40%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $3,944       $3,733       $3,611       $3,820       $3,681
  Ratio of Total Expenses to Average Net Assets                0.28%        0.31%        0.32%        0.30%        0.30%
  Ratio of Net Investment Income to Average Net Assets         5.64%        6.24%        6.48%        7.02%        6.59%
  Turnover Rate                                                  11%          33%          39%          17%           7%
========================================================================================================================

43


INVESTING WITH VANGUARD


One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerg ing Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply: n You must wait 90 days before exchanging back into the fund from any source. n The 90-day clock restarts after every exchange out of the fund. n Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
- A "round trip" is a redemption from a fund followed by a purchase back into the fund.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.
     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



The Vanguard Group, Vanguard, Plain Talk, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON

Interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]

                                                           THE VANGUARD GROUP(R)

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

                                WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


                                                   Funds' Investment Company Act
                                                          file numbers: 811-2368
                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I028 052004

                            VANGUARD/(R)/ BOND FUNDS


               Admiral(TM) Shares for Participants . May 27, 2004


This
prospectus
contains financial data
for the Funds through
the fiscal year ended
January 31, 2004.


BOND
PROSPECTUS
                                               VANGUARD SHORT-TERM TREASURY FUND

                                                VANGUARD SHORT-TERM FEDERAL FUND

                                              VANGUARD SHORT-TERM CORPORATE FUND

                                        VANGUARD INTERMEDIATE-TERM TREASURY FUND

                                       VANGUARD INTERMEDIATE-TERM CORPORATE FUND

                                                              VANGUARD GNMA FUND

                                                VANGUARD LONG-TERM TREASURY FUND

                                               VANGUARD LONG-TERM CORPORATE FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                           THE VANGUARD GROUP(R)

VANGUARD BOND FUNDS
Admiral Shares
Participant Prospectus


May 27, 2004


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO VANGUARD BOND FUNDS
  3 FUND PROFILES
    3 Vanguard Short-Term Treasury Fund
    6 Vanguard Short-Term Federal Fund
    9 Vanguard Short-Term Corporate Fund
   12 Vanguard Intermediate-Term
      Treasury Fund
   15 Vanguard Intermediate-Term
      Corporate Fund
   18 Vanguard GNMA Fund
   21 Vanguard Long-Term Treasury Fund
   23 Vanguard Long-Term Corporate Fund
 26 MORE ON THE FUNDS
 34 THE FUNDS AND VANGUARD
 35 INVESTMENT ADVISORS
 36 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 37 SHARE PRICE
 38 FINANCIAL HIGHLIGHTS

 43 INVESTING WITH VANGUARD
 44 ACCESSING FUND INFORMATION
    BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds' Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

AN INTRODUCTION TO VANGUARD BOND FUNDS


The Vanguard Bond Funds are ten separate mutual funds, eight of which we offer through this prospectus (Vanguard/(R)/ High-Yield Corporate Fund and Vanguard/(R)/ Inflation-Protected Securities Fund are offered through separate prospectuses). Each Fund offered in this prospectus seeks to provide current income by investing in fixed income securities that meet defined standards for credit quality and maturity. These standards vary among the Funds, as shown in the following table. As a result, the levels of income provided by the Funds will vary, with the Short-Term Treasury Fund generally providing the least income and the Long-Term Corporate Fund generally providing the most income.

--------------------------------------------------------------------------------
                                                            DOLLAR-WEIGHTED
FUND                      PRIMARY INVESTMENTS               AVERAGE MATURITY
-------------------------------------------------------------------------------
Short-Term Treasury         U.S. Treasury bonds                  1-3 years
Short-Term Federal          U.S. government agency bonds         1-3 years
Short-Term Corporate        Investment-grade corporate bonds     1-3 years
Intermediate-Term Treasury  U.S. Treasury bonds                 5-10 years
Intermediate-Term Corporate Investment-grade corporate bonds    5-10 years
GNMA                        GNMA mortgage certificates      Generally 5-10 years
Long-Term Treasury          U.S. Treasury bonds                15-30 years
Long-Term Corporate         Investment-grade corporate bonds   15-25 years
-------------------------------------------------------------------------------

BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.
     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT
                        THE VALUE OF A $1,000 BOND*
--------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
--------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
--------------------------------------------------------------------------------
*Assuming a 4% coupon.
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.

     On the following pages, you'll find profiles that summarize the key features of each of the eight Funds offered through this prospectus. Following the profiles, there is important additional information about the Funds.

3

FUND PROFILE--
VANGUARD(R) SHORT-TERM TREASURY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide current income with limited price volatility.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                      2002     8.16%
                      2003     2.52
      ----------------------------------------------------

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.23%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.69% (quarter ended September 30, 2002), and the lowest return for a quarter was 0.20% (quarter ended December 31, 2003).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE
                                                  1 YEAR             INCEPTION*
--------------------------------------------------------------------------------
Vanguard Short-Term Treasury Fund Admiral Shares       2.52%              5.94%
Lehman Brothers 1-5 Year U.S. Treasury Bond Index      2.06               5.97
--------------------------------------------------------------------------------
*Since-inception returns are from February 13, 2001--the inception date of the
 Admiral Shares--through December 31, 2003.
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.11%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.13%

5

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $13          $42         $73          $166
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STTsryAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          532

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031851
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFIRX
Investor Shares--October 28, 1991
Admiral Shares--February 13, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$3.7 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) SHORT-TERM FEDERAL FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide current income with limited price volatility.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in short-term bonds issued by the U.S. government and its agencies and instrumentalities, many of which are not backed by the full faith and credit of the U.S. government. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be very low for the Fund because it invests only in bonds issued by U.S. government agencies and instrumentalities.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

7

      ----------------------------------------------------
                ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                      2002     7.67%
                      2003     2.05
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.39%.
      ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.28% (quarter ended September 30, 2002), and the lowest return for a quarter was 0.09% (quarter ended December 31, 2003).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE
                                                     1 YEAR          INCEPTION*
--------------------------------------------------------------------------------
Vanguard Short-Term Federal Fund Admiral Shares        2.05%              5.70%
Lehman Brothers 1-5 Year U.S.Government Bond Index     2.16               5.86
--------------------------------------------------------------------------------
*Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2003.
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.15%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.17%

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $17          $55        $96          $217
--------------------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STFedAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          549

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031844
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VSGDX
Investor Shares--December 31, 1987
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$3.3 billion

9


FUND PROFILE--
VANGUARD(R) SHORT-TERM CORPORATE FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide current income with limited price volatility.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS

The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally high for short-term bond funds, so investors should expect the Fund's monthly income to fluctuate.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are much less sensitive to interest rate changes than are the prices of long-term bonds.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                 ANNUAL TOTAL RETURN--ADMIRAL SHARES
      -----------------------------------------------------
[BAR CHART]
                      2002     5.29%
                      2003     4.28
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.55%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 2.29% (quarter ended September 30, 2002), and the lowest return for a quarter was 0.28% (quarter ended March 31, 2002).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE
                                                     1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Short-Term Corporate Fund Admiral Shares      4.28%              5.59%
Lehman Brothers 1-5 Year U.S.Credit Index              5.40               7.64
--------------------------------------------------------------------------------
*Since-inception returns are from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2003.
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.12%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.13%

11

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $13          $42         $73          $166
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    STCorAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          539

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031836
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFSUX
Investor Shares--October 29, 1982
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$16.5 billion

FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM TREASURY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

13


      ----------------------------------------------------
                ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                      2002    14.29%
                      2003     2.50
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 3.17%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 8.35% (quarter ended September 30, 2002), and the lowest return for a quarter was -0.69% (quarter ended September 30, 2003).





--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE
                                                     1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Treasury Fund
 Admiral Shares                                        2.50%              7.83%
Lehman Brothers 5-10 Year U.S.Treasury Bond Index      2.02               7.54
--------------------------------------------------------------------------------
*Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2003.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.11%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.13%

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $13          $42        $73         $166
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITTsryAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          535

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031828
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFIUX
Investor Shares--October 28, 1991
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$4 billion
--------------------------------------------------------------------------------

15


FUND PROFILE--
VANGUARD(R) INTERMEDIATE-TERM CORPORATE FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 5 to 10 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                      2002    10.35%
                      2003     6.38
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 3.14%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.51% (quarter ended September 30, 2002), and the lowest return for a quarter was -0.18% (quarter ended September 30, 2003).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE *
                                                     1 YEAR          INCEPTION
--------------------------------------------------------------------------------
Vanguard Intermediate-Term Corporate Fund
 Admiral Shares                                        6.38%              8.36%
Lehman Brothers 5-10 Year U.S. Credit Index            8.66               9.59
--------------------------------------------------------------------------------
*Since-inception returns are from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2003.
--------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.


SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.09%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.11%

17

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $11          $35        $62         $141
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    ITCrpAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          571

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031810
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFIDX
Investor Shares--November 1, 1993
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$4.1 billion
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD(R) GNMA FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate level of current income.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (5 to 10 years). For more information, see "Security Selection" under MORE ON THE FUNDS.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

19

      ----------------------------------------------------
            ANNUAL TOTAL RETURN--ADMIRAL SHARES
[BAR CHART]
                      2002     9.73%
                      2003     2.56
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.61%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.65% (quarter ended June 30, 2002, and the lowest return for a quarter was -0.17% (quarter ended September 30, 2003).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE
                                                     1 YEAR         INCEPTION*
--------------------------------------------------------------------------------
Vanguard GNMA Fund  Admiral Shares                     2.56%              6.42%
Lehman Brothers GNMA Bond Index                        2.85               6.26
--------------------------------------------------------------------------------
*Since-inception returns are from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2003.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.11%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.13%

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $13          $42         $73          $166
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    GNMAAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          536

INVESTMENT ADVISOR                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031794
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VFIJX
Investor Shares--June 27, 1980
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$24.6 billion
--------------------------------------------------------------------------------

21

FUND PROFILE--
VANGUARD(R) LONG-TERM TREASURY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide a high and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in U.S. Treasury securities, which include bills, bonds, and notes issued by the U.S. Treasury. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 30 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (or interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

      ----------------------------------------------------
                       ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                      2002    16.82%
                      2003     2.81
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 5.27%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 11.68% (quarter ended September 30, 2002), and the lowest return for a quarter was -2.54% (quarter ended September 30, 2003).




--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE
                                                 1 YEAR             INCEPTION*
--------------------------------------------------------------------------------
Vanguard Long-Term TreasuryF und Admiral Shares        2.81%              7.91%
Lehman Brothers Long U.S.Treasury Bond Index           2.48               7.76
--------------------------------------------------------------------------------
*Since-inception returns are from February 12, 2001--the inception date of the
 Admiral Shares--through December 31, 2003.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.12%
12b-1 Distribution Fee:                                               None
                                                                     0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.13%

23

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $13          $42         $73          $166
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    LTsryAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          583

INVESTMENT ADVISOR                                 CUSIP NUMBER
The Vanguard Group, Valley Forge, Pa.,             922031786
since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VUSUX
Investor Shares--June 27, 1980
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$1.9 billion
--------------------------------------------------------------------------------




FUND PROFILE--
VANGUARD(R) LONG-TERM CORPORATE FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide provide a high and sustainable level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be long-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of short-term bonds.
- Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be moderate for the Fund.

- Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality, and to a lesser extent, bonds that are considered medium-quality.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.



      ----------------------------------------------------
                 ANNUAL TOTAL RETURN--ADMIRAL SHARES
      ----------------------------------------------------
[BAR CHART]
                      2002    13.32%
                      2003     6.36
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 4.92%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 7.98% (quarter ended September 30, 2002), and the lowest return for a quarter was -2.16% (quarter ended September 30, 2003).

25



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                                                         SINCE
                                                     1 YEAR          INCEPTION*
--------------------------------------------------------------------------------
Vanguard Long-Term Corporate Fund Admiral Shares       6.36%              9.19%
Lehman Brothers Long Credit A or Better Bond Index     6.35               9.94
--------------------------------------------------------------------------------
*Since-inception returns are from February 12, 2001--the inception date of the Admiral Shares--through December 31, 2003.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.17%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.02%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.19%



     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
   $19          $61         $107         $243
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    LTCrpAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          568

INVESTMENT ADVISOR                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031778
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VWETX
Investor Shares--July 9, 1973
Admiral Shares--February 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$4.6 billion
--------------------------------------------------------------------------------





MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds' board of trustees, which oversees the Funds' management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, each Fund's 80% investment policy may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG] EACH FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

 Changes in interest rates can affect bond income as well as bond prices.

[FLAG] EACH FUND IS SUBJECT TO INCOME RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.

27


     As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall.
     How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------




     While falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

[FLAG] EACH FUND  (OTHER  THAN THE GNMA FUND) IS SUBJECT TO CALL RISK,  WHICH IS
     THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.

     Call risk should be low for the Intermediate-Term Corporate Fund and the various Short- Term and Treasury Funds, and moderate for the Long-Term Corporate Fund.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons (or interest rates), which make them less likely to be called.
--------------------------------------------------------------------------------

[FLAG] EACH FUND IS SUBJECT TO PREPAYMENT  RISK, WHICH IS THE CHANCE THAT DURING
     PERIODS OF FALLING INTEREST RATES, HOMEOWNERS WILL REFINANCE THEIR MORTGAGES BEFORE THEIR MATURITY DATES, RESULTING IN PREPAYMENT OF MORTGAGE SECURITIES HELD BY THE FUND. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME.

     Prepayment risk is high for the GNMA Fund and low for the other Funds.


[FLAG] EACH FUND IS SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------




     In absolute terms, the credit quality of each Fund is high or upper-medium. In relative terms, the Short-Term Treasury, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds (which invest primarily in U.S. Treasury-issued securities) have the lowest credit risk--and generally the lowest yields--among the Funds. By contrast, the Short-Term Corporate, Intermediate-Term Corporate, and Long-Term Corporate Funds generally have the highest credit risk--and generally the highest yields--among the Funds. The following table shows the dollar-weighted average credit quality of each Fund's holdings, as rated by Moody's Investors Service, Inc., as of January 31, 2004.


-----------------------------------------------
FUND                            AVERAGE QUALITY
-----------------------------------------------
Short-Term Treasury                  Treasury
Short-Term Federal                     Agency
Short-Term Corporate                      Aa3
Intermediate-Term Treasury           Treasury
Intermediate-Term Corporate                A1
GNMA                                 Treasury
Long-Term Treasury                   Treasury
Long-Term Corporate                        A1
-----------------------------------------------

29

     The following table details the Funds' credit quality policies, which apply at the time of investment, and illustrates the comparative credit risk encountered by an investor in each Fund. The Funds may hold on to bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for a Fund.



-------------------------------------------------------------------------------------------------
          CREDIT RATINGS OF THE FUNDS' INVESTMENTS (PERCENTAGE OF FUND ASSETS)
------------------------------------------------------------------------------------------------
                         ISSUED OR BACKED      HIGH OR                               NON-
                        BY U.S. GOV'T., ITS    HIGHEST      UPPER                INVESTMENT-
                           AGENCIES, AND       QUALITY     MEDIUM    MEDIUM       GRADE   OR
FUND                     INSTRUMENTALITIES   (NON-GOV'T.)  QUALITY  QUALITY       UNRATED
-------------------------------------------------------------------------------------------------
Short-Term Treasury            100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Short-Term Federal             100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Short-Term Corporate           --------At least 65%--------         No more         No more
                                                                    than 30%        than 5%
--------------------------------------------------------------------------------------------------
Intermediate-Term Treasury     100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Intermediate-Term              --------At least 65%--------         No more         No more
Corporate                                                           than 30%        than 5%
--------------------------------------------------------------------------------------------------
GNMA                           100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Long-Term Treasury             100%               0%         0%       0%               0%
--------------------------------------------------------------------------------------------------
Long-Term Corporate            --------At least 65%--------         No more         No more
                                                                    than 30%        than 5%
--------------------------------------------------------------------------------------------------


     Each of the Corporate Funds may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; unrated bonds are those that are not rated by any independent rating agency.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------




     To a limited extent, the Corporate Funds are also exposed to event risk, which is the chance that corporate fixed income securities held by these Funds may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.


[FLAG] EACH FUND IS  SUBJECT  TO MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUNDS TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

 To help you distinguish among the Funds and their various risks, the following summary table is provided.


--------------------------------------------------------------------------------
                                         RISKS OF THE FUNDS
                             --------------------------------------------
                                                     CALL/
                              INCOME   INTEREST   PREPAYMENT     CREDIT
FUND                           RISK    RATE RISK     RISK         RISK
--------------------------------------------------------------------------------
Short-Term Treasury            High       Low         Low       Very Low
Short-Term Federal             High       Low         Low       Very Low
Short-Term Corporate           High       Low         Low         Low
Intermediate-Term Treasury   Moderate  Moderate       Low       Very Low
Intermediate-Term Corporate  Moderate  Moderate       Low         Low
GNMA                         Moderate  Moderate      High       Very Low
Long-Term Treasury             Low       High         Low       Very Low
Long-Term Corporate            Low       High      Moderate       Low
--------------------------------------------------------------------------------




SECURITY SELECTION

The grid below shows, at a glance, the types of financial instruments that may be purchased by each Fund. Explanations of each type of financial instrument follow the grid.


---------------------------------------------------------------------------------------
                            SHORT-,                          SHORT-,
                         INTERMEDIATE-,                   INTERMEDIATE-,
                         AND LONG-TERM     SHORT-TERM     AND LONG-TERM        GNMA
                         TREASURY FUNDS   FEDERAL FUND   CORPORATE FUNDS       FUND
--------------------------------------------------------------------------------------
 Corporate Debt                                                 o
 Obligations
--------------------------------------------------------------------------------------
 U.S. Government &             o                o               o                 o
 Agency Bonds
--------------------------------------------------------------------------------------
 State & Municipal                                              o
 Bonds
--------------------------------------------------------------------------------------
 Mortgage-Backed               o                o               o                 o
 Securities
--------------------------------------------------------------------------------------
 Cash Investments              o*               o*              o                 o*
--------------------------------------------------------------------------------------
 Futures, Options, and         o                o               o                 o
 Other Derivatives
--------------------------------------------------------------------------------------
 Asset-Backed                                   o               o
 Securities
--------------------------------------------------------------------------------------
 International
 Dollar-Denominated Bonds                                       o
--------------------------------------------------------------------------------------
 Preferred Stocks                                               o
--------------------------------------------------------------------------------------
 Convertible Securities                                         o
--------------------------------------------------------------------------------------
 Collateralized
 Mortgage Obligations (CMOs)   o                o               o                 o
--------------------------------------------------------------------------------------
 Illiquid or
 Restricted Securities         o                o               o                 o
--------------------------------------------------------------------------------------
 Mortgage Dollar Rolls         o                o               o                 o
--------------------------------------------------------------------------------------
*Only repurchase  agreements that are  collateralized  by U.S.  Treasury or U.S.
government agency securities.
--------------------------------------------------------------------------------------


- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

31


- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the United States Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




- State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.
- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
- Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the fund's investment objective and risk profile.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Treasury Funds, the GNMA Fund, and the Short-Term Federal Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.

- Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.
- International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.
- Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.
- Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. Each Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Each Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by a Fund without limit.

[FLAG] EACH FUND MAY INVEST,  TO A LIMITED EXTENT,  IN DERIVATIVES.  DERIVATIVES
     MAY INVOLVE RISKS DIFFERENT FROM, AND POSSIBLY GREATER THAN, THOSE OF TRADITIONAL INVESTMENTS.


Futures, options, and other derivatives may represent up to 20% of a Fund's total assets. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Funds' derivatives investments may include bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives. For this reason, the Funds will not use derivatives for speculation or

33

for the purpose of leveraging (magnifying) investment returns.The reasons for which a Fund may invest in futures and other derivatives include:
--To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.

--To reduce the Fund's transaction costs or to add value when these instruments are favorably priced.

--To simulate exposure to bonds that are either unavailable or considered to be less attractively priced in the bond market.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



The Funds are generally managed without regard to tax ramifications.

TEMPORARY INVESTMENT MEASURES

Each Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a
dramatic         effect         on         a         fund's         performance.
--------------------------------------------------------------------------------




COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of

                                                                          34
 the investment or because of a history of excessive trading by the investor.

- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.

-    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.
TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic bond funds was approximately 184%, as reported by
Morningstar,          Inc.,         on         January         30,         2004.
--------------------------------------------------------------------------------





THE FUNDS AND VANGUARD


Each Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

35


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISORS


Two investment advisors manage the Funds, subject to the supervision and oversight of the trustees and officers of the Funds. Wellington Management Company, LLP, serves as the advisor to the GNMA and Long-Term Corporate Funds. The Vanguard Group, through its Fixed Income Group, serves as the advisor to the other Funds.
     Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. As of January 31, 2004, Wellington Management managed about $402 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Funds'
Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the remaining Funds offered in this prospectus through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets.
     For the fiscal year ended January 31, 2004, the advisory expenses or fees for each Fund (other than the Long-Term Corporate Fund) represented an effective annual rate of 0.01% of each Fund's average net assets. For the Long-Term Corporate Fund, the advisory expenses represented an effective annual rate of 0.03% of its average net assets.
     The advisors are authorized to choose broker-dealers to handle the purchase and sale of the Funds' securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. In an effort to obtain better execution of a transaction, the advisors may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisors are authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisors. Also, the Funds' board of trustees may direct the advisors to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisors for the benefit of the Fund.
     Under the terms of an SEC exemptive order, the Funds' board of trustees may, without prior approval from shareholders, change the terms of the GNMA and Long-Term Corporate Funds' advisory agreements or hire a new investment advisor for these Funds--either as a replacement for the existing advisor or as an additional advisor. Any significant change in the Funds' advisory arrangements will be communicated to shareholders in writing. As the Funds' sponsor and overall manager, Vanguard may provide additional investment advisory services to the GNMA and Long-Term Corporate Funds, on an at-cost basis, at any time.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUNDS' ADVISORS

The managers primarily responsible for overseeing the investments for the Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Intermediate-Term Corporate Fund since inception; has managed the Short-Term Corporate Fund since 1983; and has overseen all of the Fixed Income Group's management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, Principal of Vanguard. He has worked in investment management since 1987; has managed portfolio investments for Vanguard since joining the company in 1989; and has managed the Short-Term Federal Fund since 1996.
Education: B.S., University of Pennsylvania.

DAVID R. GLOCKE, Principal of Vanguard. He has worked in investment management since 1991; has managed portfolio investments since joining Vanguard in 1997; and has managed the Short-Term Treasury Fund since 2000 and the Intermediate-Term Treasury and Long-Term Treasury Funds since 2001. Education:
B.S., University of Wisconsin.

The managers primarily responsible for overseeing the investments for the GNMA and Long-Term Corporate Funds are:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Long-Term Corporate Fund since 1994. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS


Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. Each Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the

37

plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual reports to shareholders. To receive a free copy of the latest annual or semiannual reports, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Short-Term Treasury Fund's Admiral Shares as an example. The Admiral Shares began fiscal year 2004 with a net asset value (price) of $10.79 per share. During the year, each Admiral Share earned $0.285 from investment income (interest) and $0.02 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.455 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.64, reflecting earnings of $0.305 per share and distributions of $0.455 per share. This was a decrease of $0.15 per share (from $10.79 at the beginning of the year to $10.64 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.88% for the year.

As of January 31, 2004, the Admiral Shares had approximately $1.7 billion in net assets. For the year, the expense ratio was 0.13% ($1.30 per $1,000 of net assets), and the net investment income amounted to 2.65% of average net assets. The Fund sold and replaced securities valued at 125% of its net assets.
--------------------------------------------------------------------------------

39

SHORT-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 13,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.79   $10.54   $10.34
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .285     .419     .502
  Net Realized and Unrealized Gain (Loss) on Investments                         .020     .361     .205
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .305     .780     .707
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.285)   (.419)   (.502)
  Distributions from Realized Capital Gains                                    (.170)   (.111)   (.005)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.455)   (.530)   (.507)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.64   $10.79   $10.54
========================================================================================================

TOTAL RETURN                                                                    2.88%    7.55%    6.97%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $1,657   $1,933   $1,257
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          2.65%    3.83%  4.73%**
  Turnover Rate                                                                  125%     165%     102%
========================================================================================================

*Inception.
**Annualized.



SHORT-TERM FEDERAL FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.67   $10.50   $10.28
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .310     .428     .519
  Net Realized and Unrealized Gain (Loss) on Investments                       (.046)     .302     .220
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .264     .730     .739
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.317)   (.429)   (.519)
  Distributions from Realized Capital Gains                                    (.017)   (.131)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.334)   (.560)   (.519)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.60   $10.67   $10.50
========================================================================================================

TOTAL RETURN                                                                    2.51%    7.08%    7.34%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                           $662     $669     $380
  Ratio of Total Expenses to Average Net Assets                                 0.17%    0.22%  0.24%**
  Ratio of Net Investment Income to Average Net Assets                          2.91%    3.94%  4.96%**
  Turnover Rate                                                                   81%     136%      80%
========================================================================================================

*Inception.
**Annualized.

SHORT-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $10.78       $10.82       $10.73
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .423         .575         .649
  Net Realized and Unrealized Gain (Loss) on Investments                                 .043        (.040)        .090
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                     .466         .535         .739
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.436)       (.575)       (.649)
  Distributions from Realized Capital Gains                                                --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.436)       (.575)       (.649)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $10.81       $10.78       $10.82
========================================================================================================================
TOTAL RETURN                                                                             4.40%        5.11%        7.04%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                 $3,907       $2,732       $1,816
  Ratio of Total Expenses to Average Net Assets                                          0.13%        0.17%      0.18%**
  Ratio of Net Investment Income to Average Net Assets                                   3.87%        5.30%      6.03%**
  Turnover Rate                                                                            33%          59%          69%
========================================================================================================================

*Inception.
**Annualized.




INTERMEDIATE-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $11.69   $11.03   $10.94
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .498     .586     .614
  Net Realized and Unrealized Gain (Loss) on Investments                       (.058)     .838     .090
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .440    1.424     .704
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.498)   (.586)   (.614)
  Distributions from Realized Capital Gains                                    (.182)   (.178)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.680)   (.764)   (.614)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $11.45   $11.69   $11.03
========================================================================================================

TOTAL RETURN                                                                    3.85%   13.22%    6.57%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $1,694   $1,979   $1,732
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          4.27%    5.10%  5.65%**
  Turnover Rate                                                                   34%     110%      33%
========================================================================================================

*Inception.
**Annualized.

41



INTERMEDIATE-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $10.06        $9.76        $9.60
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .512         .585         .616
  Net Realized and Unrealized Gain (Loss) on Investments                                 .224         .300         .162
------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                       .736         .885         .778
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.527)       (.585)       (.616)
  Distributions from Realized Capital Gains                                             (.079)          --        (.002)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.606)       (.585)       (.618)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $10.19       $10.06        $9.76
========================================================================================================================
TOTAL RETURN                                                                             7.48%        9.37%        8.29%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                 $1,318       $1,044         $731
  Ratio of Total Expenses to Average Net Assets                                          0.11%        0.14%      0.13%**
  Ratio of Net Investment Income to Average Net Assets                                   4.99%        5.91%      6.47%**
  Turnover Rate                                                                            55%          84%         118%
========================================================================================================================

*Inception.
**Annualized.




GNMA FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.72   $10.44   $10.32
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .509     .593     .631
  Net Realized and Unrealized Gain (Loss) on Investments                       (.200)     .300     .120
  Total from Investment Operations                                               .309     .893     .751
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.509)   (.593)   (.631)
  Distributions from Realized Capital Gains                                        --   (.020)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.509)   (.613)   (.631)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $10.52   $10.72   $10.44
========================================================================================================

TOTAL RETURN                                                                    2.96%    8.78%    7.47%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                         $5,335   $6,031   $3,605
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.17%  0.19%**
  Ratio of Net Investment Income to Average Net Assets                          4.80%    5.54%  6.17%**
  Turnover Rate                                                                  26%+      17%       8%
========================================================================================================

 *Inception.
**Annualized.
 +The turnover rate excluding mortgage dollar rolls was 21%.

LONG-TERM TREASURY FUND ADMIRAL SHARES
--------------------------------------------------------------------------------------------------------
                                                                                               FEB. 12,
                                                                                  YEAR ENDED   2001* TO
                                                                                  JANUARY 31,  JAN. 31,
                                                                               ---------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2004     2003     2002
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $11.66   $10.84   $10.92
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                          .577     .599     .597
  Net Realized and Unrealized Gain (Loss) on Investments                       (.001)     .973   (.080)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                             .576    1.572     .517
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                         (.577)   (.599)   (.597)
  Distributions from Realized Capital Gains                                    (.139)   (.153)       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                        (.716)   (.752)   (.597)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $11.52   $11.66   $10.84
========================================================================================================

TOTAL RETURN                                                                    5.07%   14.92%    4.93%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                           $450     $536     $532
  Ratio of Total Expenses to Average Net Assets                                 0.13%    0.15%  0.15%**
  Ratio of Net Investment Income to Average Net Assets                          4.94%    5.34%  5.60%**
  Turnover Rate                                                                   64%     100%      64%
========================================================================================================

*Inception.
**Annualized.



LONG-TERM CORPORATE FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED           FEB. 12,
                                                                                           JANUARY 31,          2001* TO
                                                                                       -------------------      JAN. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                           2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                    $9.20        $8.76        $8.60
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                  .535         .561         .551
  Net Realized and Unrealized Gain (Loss) on Investments                                 .200         .440         .160
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                     .735        1.001         .711
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                  (.535)       (.561)       (.551)
  Distributions from Realized Capital Gains                                                --           --           --
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                 (.535)       (.561)       (.551)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                          $9.40        $9.20        $8.76
========================================================================================================================
TOTAL RETURN                                                                             8.19%       11.85%        8.50%
========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                   $618         $571         $435
  Ratio of Total Expenses to Average Net Assets                                          0.19%        0.23%       0.24%**
  Ratio of Net Investment Income to Average Net Assets                                   5.73%        6.30%       6.55%**
  Turnover Rate                                                                            11%          33%          39%
========================================================================================================================

*Inception.
**Annualized.

43


INVESTING WITH VANGUARD


One or more of the Funds are an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of a Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerg ing Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply:
-    You must wait 90 days before exchanging back into the fund from any source.
-    The 90-day clock restarts after every exchange out of the fund.
- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
- A "round trip" is a redemption from a fund followed by a purchase back into the fund.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund. Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
     Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.



ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.




















The Vanguard Group, Vanguard, Plain Talk, Admiral, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

COUPON

Interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP(R)

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Bond Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Funds are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                          file numbers: 811-2368


                                               (C) 2004 The Vanguard Group, Inc.


                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I528 052004

                            VANGUARD/(R)/ GNMA FUND


                         Investor Shares . May 27, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.

BOND
PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                     THE VANGUARD GROUP (R) LOGO

VANGUARD GNMA FUND
Prospectus


May 27, 2004


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

 1 FUND PROFILE
 3 MORE ON THE FUND
 8 THE FUND AND VANGUARD
 8 INVESTMENT ADVISOR
 9 TAXES
 9 SHARE PRICE
10 FINANCIAL HIGHLIGHTS
12 GENERAL INFORMATION


 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
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 A NOTE ABOUT INVESTING IN THE FUND

The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund's income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.
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1

FUND PROFILE


INVESTMENT OBJECTIVE

The Fund seeks to provide a moderate level of current income.


PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (5 to 10 years). For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage securities held by the Fund. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Prepayment risk is high for the Fund.
- Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.

- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. In addition, when interest rates decline, GNMA prices typically do not rise as much as the prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk when interest rates decline. Interest rate risk should be moderate for the Fund.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
             ANNUAL TOTAL RETURNS-INVESTOR SHARES
      ----------------------------------------------------
[BAR CHART]
                      1994    -0.95%
                      1995    17.04
                      1996     5.24
                      1997     9.47
                      1998     7.14
                      1999     0.78
                      2000    11.22
                      2001     7.94
                      2002     9.68
                      2003     2.49
      ----------------------------------------------------
The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.59%.
      ----------------------------------------------------
     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended June 30, 1995), and the lowest return for a quarter was -2.28% (quarter ended March 31, 1994).



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  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
----------------------------------------------------------------------
                                         1 YEAR   5 YEARS     10 YEARS
----------------------------------------------------------------------
Vanguard GNMA Fund Investor Shares         2.49%     6.34%      6.88%
Lehman Brothers GNMA Bond Index            2.85      6.50       6.92
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A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.



SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                             None
Purchase Fee:                                                         None
Sales Charge (Load) Imposed on Reinvested Dividends:                  None
Redemption Fee:                                                       None


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                 0.17%
12b-1 Distribution Fee:                                               None
Other Expenses:                                                      0.03%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.20%

3

     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $20         $64        $113         $255
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     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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MORE ON THE FUND

This prospectus describes the primary risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's 80% investment policy may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE


[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Changes in interest rates can affect bond income as well as bond prices.

[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL, BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR SHORT-TERM BOND FUNDS AND LOWER FOR LONG-TERM BOND FUNDS.





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                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
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     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



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                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
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                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
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Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
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*Assuming a 4% coupon.
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     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

5



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                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
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     While falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors--bond calls and prepayments.

[FLAG] THE FUND IS SUBJECT TO PREPAYMENT  RISK,  WHICH IS THE CHANCE THAT DURING
     PERIODS OF FALLING INTEREST RATES, HOMEOWNERS WILL REFINANCE THEIR MORTGAGES BEFORE THEIR MATURITY DATES, RESULTING IN PREPAYMENT OF MORTGAGE SECURITIES HELD BY THE FUND. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. PREPAYMENT RISK IS HIGH FOR THE FUND.



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                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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     The credit quality of the Fund is high. The dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Treasury, as of January 31, 2004.

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

SECURITY SELECTION

The types of financial instruments that may be purchased by the Fund are identified and explained below:

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the United States Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.




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                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
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- Mortgage-backed securities represent an ownership interest in mortgage loans made by financial institutions to finance a borrower's real estate purchase. These loans are packaged by issuers for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
- Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the fund's investment objective and risk profile.
- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. The Fund may invest only in repurchase agreements that are collateralized by U.S. Treasury or U.S. government agency securities.

7

- Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
- Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.

     The Fund may also invest, to a very limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.



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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
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THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


     Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2004, Wellington Management managed about $402 billion in assets, including all or part of 16 Vanguard funds. The firm's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Funds' average month-end net assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended January 31, 2004, the advisory fees for the Fund represented an effective annual rate of 0.01% of the Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. In an effort to obtain better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.

9


     Under the terms of an SEC exemptive order, the Fund's board of trustees may, without prior approval from shareholders, change the terms of the Fund's advisory agreement or hire a new investment advisor for the Fund--either as a replacement for the existing adviser or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide additional investment advisory services to the Fund, on an at-cost basis, at any time.




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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

 The manager primarily responsible for overseeing the Fund's investments is:

PAUL D. KAPLAN, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1974; has been with Wellington Management since 1978; and has managed the GNMA Fund since 1994.
Education: B.S., Dickinson College; M.S., The Sloan School of Management, Massachusetts Institute of Technology.
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TAXES

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.
     The Fund's NAV is used to determine the annuity's value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

     Yields and total returns presented for the Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.



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                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLES


The Investor Shares began fiscal year 2004 with a net asset value (price) of $10.72 per share. During the year, each Investor Share earned $0.502 per share from investment income (interest). There was a decline of $0.20 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.302 per share from investment operations.

Shareholders received $0.502 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.72, reflecting earnings of $0.302 per share and distributions of $0.502 per share. This was a decrease of $0.20 per share (from $10.72 at the beginning of the year to $10.52 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.89% for the year.

As of January 31, 2004, the Investor Shares had approximately $19.2 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 4.73% of average net assets. The Fund sold and replaced securities valued at 26% of its net assets.
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11





GNMA FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                                             -------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2004     2003     2002     2001     2000
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $10.72   $10.44   $10.35    $9.71   $10.47
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INVESTMENT OPERATIONS
  Net Investment Income                                        .502     .588     .650     .685     .669
  Net Realized and Unrealized Gain (Loss) on Investments     (.200)     .300     .090     .640   (.760)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           .302     .888     .740    1.325   (.091)
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DISTRIBUTIONS
  Dividends from Net Investment Income                       (.502)   (.588)   (.650)   (.685)   (.669)
  Distributions from Realized Capital Gains                      --   (.020)       --       --       --
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.502)   (.608)   (.650)   (.685)   (.669)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $10.52   $10.72   $10.44   $10.35    $9.71
========================================================================================================

TOTAL RETURN                                                  2.89%    8.73%    7.35%   14.12%   -0.89%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $19,245  $22,113  $15,839  $14,378  $12,228
  Ratio of Total Expenses to Average Net Assets               0.20%    0.22%    0.25%    0.27%    0.27%
  Ratio of Net Investment Income to Average Net Assets        4.73%    5.51%    6.24%    6.85%    6.63%
  Turnover Rate                                                26%*      17%       8%       8%       5%
========================================================================================================

*The turnover rate excluding mortgage dollar rolls was 21%.

GENERAL INFORMATION

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
     If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.
     If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
     The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
     The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
     If the board of trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

     For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Fund's NAV next computed after the order is accepted by an authorized broker or the broker's designee.






The Vanguard Group, Vanguard, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                          THE VANGUARD GROUP (R)

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard GNMA Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-2368

                                               (C) 2004 The Vanguard Group, Inc.

                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                    P036A 052004

VANGUARD(R) SHORT-TERM CORPORATE FUND
Institutional Shares . May 27, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.



BOND
PROSPECTUS



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD SHORT-TERM CORPORATE FUND
Institutional Shares
Prospectus
May 27, 2004


A Bond Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                          16 INVESTING WITH VANGUARD

4 ADDITIONAL INFORMATION                        16 Buying Shares

4 MORE ON THE FUND                              18 Converting Shares

11 THE FUND AND VANGUARD                        19 Redeeming Shares

11 INVESTMENT ADVISOR                           21 Exchanging Shares

12 DIVIDENDS, CAPITAL GAINS                     22 Other Rules You Should Know
   AND TAXES
                                                23 Fund and Account Updates
13 SHARE PRICE
                                                25 Contacting Vanguard
14 FINANCIAL HIGHLIGHTS
                                        GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund features three separate classes of shares: Investor Shares, Admiral(TM) Shares, and Institutional Shares. This prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employer benefit plan services and who are willing to invest a minimum of $50 million. A separate prospectus offers the Fund's Investor Shares and Admiral Shares, which have investment minimums of $3,000 ($1,000 for IRAs) and $250,000, respectively. Please call Vanguard at 1-800-662-7447 to obtain a separate prospectus that offers the Fund's Investor Shares and Admiral Shares.

The Fund's separate share classes have different expenses; as a result, their investment performances will vary.
--------------------------------------------------------------------------------

FUND PROFILE



INVESTMENT OBJECTIVE
The Fund seeks to provide current income with limited price volatility.


PRIMARY INVESTMENT STRATEGIES
The Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. High-quality bonds are those rated the equivalent of A3 or better by Moody's Investors Service, Inc., or another independent rating agency; medium-quality bonds are those rated the equivalent of Moody's Baa1, Baa2, or Baa3. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 3 years. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS
The Fund is designed as a low-risk investment, but you could still lose money by investing in it. The Fund's performance could be hurt by:


o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. A fund's dividends decline when interest rates fall because the fund then must invest in lower yielding bonds. Income risk is generally high for short- term bond funds, so investors should expect the Fund's monthly income to fluctuate.


o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests mainly in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Although the Fund invests a limited portion of its assets in low-quality bonds, credit risk should be low for the Fund because it invests mainly in bonds that are considered high-quality, and to a lesser extent, bonds that are considered medium-quality.
o Call risk, which is the chance that during periods of falling interest rates, issuers may call--or repay--securities with higher coupons (interest rates) that are callable before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. For mortgage-backed securities, this risk is known as prepayment risk. Call/prepayment risk should be low for the Fund because it invests mainly in securities that are not callable.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

2



              ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
              ----------------------------------------------------
                Scale -20% -- 40%

                1998    6.69%
                1999    3.43
                2000    8.29
                2001    8.27
                2002    5.35
                2003    4.32
              ----------------------------------------------------
              The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.56%.
              ----------------------------------------------------



     During the periods shown in the bar chart, the highest return for a calendar quarter was 3.37% (quarter ended September 30, 2001), and the lowest return for a quarter was 0.20% (quarter ended December 31, 2001).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                        SINCE
                                           1 YEAR        5 YEARS    INCEPTION*
-------------------------------------------------------------------------------
VANGUARD SHORT-TERM CORPORATE
 FUND INSTITUTIONAL SHARES
 Return Before Taxes                        4.32%          5.91%          6.08%
 Return After Taxes on Distributions        2.82           3.56           3.68
 Return After Taxes on
  Distributions and Sale of Fund Shares     2.79           3.57           3.67
-------------------------------------------------------------------------------
LEHMAN BROTHERS 1-5 YEAR U.S.
 CREDIT INDEX (reflects no deduction
 for fees, expenses, or taxes)              5.40%          6.96%          7.03%
-------------------------------------------------------------------------------
*Since--inception returns are from September 30, 1997-the inception date of the Institutional Shares--through December 31, 2003.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.


FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*


    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.08%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.10%



    *A $5 fee applies to wire redemptions under $5,000.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Short-Term Corporate Fund Institutional Shares' expense ratio in fiscal year 2004 was 0.10%, or $1.00 per $1,000 of average net assets. The average short-term domestic bond mutual fund had expenses in 2003 of 0.94%, or $9.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


     The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.




--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $10         $32        $56         $128
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4

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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are declared                             $50 million
daily and distributed on the first
business day of each month;
capital gains, if any,
are distributed annually in December.
                                                   NEWSPAPER ABBREVIATION
                                                   STCorInst

INVESTMENT ADVISOR                                 VANGUARD FUND NUMBER
The Vanguard Group, Valley Forge, Pa.,             858
since inception
                                                   CUSIP NUMBER
INCEPTION DATE                                     922031877
Investor Shares--October 29, 1982
Institutional Shares--September 30, 1997           TICKER SYMBOL
                                                   VFSIX
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$16.5 billion
--------------------------------------------------------------------------------


MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund's policy of investing at least 80% of its asset in short- and intermediate-term corporate bonds and other corporate fixed income obligations may only be changed upon 60 days' notice to shareholders.

MARKET EXPOSURE



[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S DIVIDENDS DECLINE WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER YIELDING BONDS. INCOME RISK IS GENERALLY HIGH FOR SHORT-TERM BOND FUNDS, SO INVESTORS SHOULD EXPECT THE FUND'S MONTHLY INCOME TO FLUCTUATE.


 Changes in interest rates can affect bond income as well as bond prices.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR THE FUND BECAUSE IT INVESTS MAINLY IN SHORT-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.


     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of a noncallable bond with a face value of $1,000.

-----------------------------------------------------------------------------
                     HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
-----------------------------------------------------------------------------
                          AFTER A 1%   AFTER A 1%   AFTER A 2%     AFTER A 2%
TYPE OF BOND (MATURITY)     INCREASE     DECREASE     INCREASE       DECREASE
-----------------------------------------------------------------------------
Short-Term (2.5 years)      $977         $1,024        $954         $1,049
-----------------------------------------------------------------------------
*Assuming a 4% coupon.
-----------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

6

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



[FLAG] THE FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS
     OF FALLING INTEREST RATES, ISSUERS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS (INTEREST RATES) THAT ARE CALLABLE BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. FOR MORTGAGE-BACKED SECURITIES, THIS IS KNOWN AS PREPAYMENT RISK. CALL/PREPAYMENT RISK SHOULD BE LOW FOR THE FUND BECAUSE IT INVESTS MAINLY IN SECURITIES THAT ARE NOT CALLABLE.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CALLABLE BONDS

Although bonds are issued with clearly defined maturities, in some cases the bond issuer has a right to call in (redeem) the bond earlier than its maturity date. When a bond is called, the bondholder must replace it with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with lower coupons (or interest rates), which make them less likely to be called.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE. ALTHOUGH THE FUND INVESTS A LIMITED PORTION OF ITS ASSETS IN LOW-QUALITY BONDS, CREDIT RISK SHOULD BE LOW FOR THE FUND BECAUSE IT INVESTS MAINLY IN BONDS THAT ARE CONSIDERED HIGH-QUALITY, AND, TO A LESSER EXTENT, IN BONDS THAT ARE CONSIDERED MEDIUM-QUALITY.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


SECURITY SELECTION



Because the Fund invests primarily in high-quality bonds, credit risk should be low for the Fund. The dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Aa3 as of January 31, 2004.


     The following table details the Fund's credit quality policies, which apply at the time of investment. The Fund may hold onto bonds that are downgraded after purchase, even if they would no longer be eligible as new investments for the Fund.



--------------------------------------------------------------------------------------------------------
              CREDIT RATINGS OF THE FUND'S INVESTMENTS (PERCENTAGE OF FUND ASSETS)
--------------------------------------------------------------------------------------------------------
      ISSUED OR BACKED                HIGH OR                                    NON-INVESTMENT-GRADE
BY U.S. GOV'T., ITS AGENCIES,         HIGHEST               UPPER                     OR UNRATED
    AND INSTRUMENTALITIES       QUALITY (NON-GOV'T.)    MEDIUM QUALITY    MEDIUM
                                                                          QUALITY
--------------------------------------------------------------------------------------------------------
             ----------------At least 65%----------------                 No more         No more
                                                                         than 30%         than 5%
--------------------------------------------------------------------------------------------------------


     The Fund may invest no more than 30% of its assets in medium-quality bonds, preferred stocks, and convertible securities, and no more than 5% of its assets in non-investment-grade and unrated bonds, preferred stocks, and convertible securities. Non-investment-grade bonds are those rated the equivalent of Moody's Ba1 or below; unrated bonds are those that are not rated by any independent rating agency.



     To a limited extent, the Fund is exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities, or because of other factors negatively affecting issuers.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments.
--------------------------------------------------------------------------------

8


[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.



OTHER INVESTMENT POLICIES AND RISKS

Although the Fund invests primarily in corporate debt securities, it may invest in other types of instruments. The types of financial instruments that may be purchased by the Fund are identified and explained below.

o Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.


o U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association
     (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      U.S. GOVERNMENT-SPONSORED ENTITIES

A variety of U.S. government-sponsored entities (GSEs), such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by Acts of Congress, they are not funded by congressional appropriations. Generally, their securities are neither issued by nor guaranteed by the U.S. Treasury and are not supported by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE's securities may be supported by the ability of the GSE to borrow from the Treasury, or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (Ginnie Mae), however, are supported by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------




o State and municipal bonds represent loans by an investor to a state or municipal government, or to one of its agencies or instrumentalities.


o Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.



o Derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, and other types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

Derivatives can take many forms. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value.
--------------------------------------------------------------------------------



o Asset-backed securities are bonds that represent partial ownership in pools of consumer or commercial loans--most often credit card, automobile, or trade receivables. Asset-backed securities, which can be types of corporate fixed income obligations, are issued by entities formed solely for that purpose, but their value ultimately depends on repayments by underlying borrowers. A primary risk of asset-backed securities is that their maturity is difficult to predict, being driven by borrowers' prepayments.



o International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, the Fund is subject to country risk, which is the chance that domestic events such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the bond's value is designated in dollars rather than in the currency of the issuer's country, the Fund is not exposed to currency risk; rather, the issuer assumes the risk, usually to attract American investors.



o Preferred stocks distribute set dividends from the issuer. The preferred-stock holder's claim on the issuer's income and assets ranks before that of common-stock holders, but after that of bondholders.
o Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
o Collateralized mortgage obligations (CMOs) are special bonds that are collateralized by mortgages or mortgage pass-through securities. Cash flow rights on underlying mortgages--the rights to receive principal and interest payments--are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that these assumptions are wrong, which would either shorten or lengthen the bond's maturity. The Fund will invest only in CMOs that are believed to be consistent with its maturity and credit-quality standards.
o Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.

10

o Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance a fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the fund's investment objective and risk profile.

     The Fund is generally managed without regard to tax ramifications.

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:


o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.


See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.

THE FUND AND VANGUARD



The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISOR
The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
     For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; has managed the Fund since 1983; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.
--------------------------------------------------------------------------------

12

DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:


o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

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                                PLAIN TALK ABOUT
                             "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
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SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

14

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost during each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Institutional Shares began fiscal year 2003 with a net asset value (price) of $10.78 per share. During the year, each Institutional Share earned $0.427 from investment income (interest and dividends) and $0.043 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.44 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $10.81, reflecting earnings of $0.47 per share and distributions of $0.44 per share. This was an increase of $0.03 per share (from $10.78 at the beginning of the year to $10.81 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 4.43% for the year.

As of January 31, 2004, the Institutional Shares had approximately $849 million in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 3.90% of average net assets. The Fund sold and replaced securities valued at 33% of its net assets.
--------------------------------------------------------------------------------

SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED JANUARY 31,
                        -----------------------------------------------------------------
                                                   2004         2003         2002         2001         2000
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  BEGINNING OF PERIOD            $10.78       $10.82       $10.76       $10.49       $10.86
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .427         .582         .680         .724         .673
 Net Realized and Unrealized Gain                  .043        (.040)        .060         .270        (.370)
 (Loss) on Investments
-----------------------------------------------------------------------------------------------------------
 Total from Investment                             .470         .542         .740         .994         .303
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.440)       (.582)       (.680)       (.724)       (.673)
 Distributions from Realized Capital  Gains          --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
 Total Distributions                              (.440)       (.582)       (.680)       (.724)       (.673)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.81       $10.78       $10.82       $10.76       $10.49
===========================================================================================================
TOTAL RETURN                                      4.43%        5.17%        7.05%        9.86%        2.89%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $849         $524         $394         $359         $434
 Ratio of Total Expenses to Average
 Net Assets                                       0.10%        0.10%        0.11%        0.13%        0.13%
 Ratio of Net Investment Income to
 Average Net Assets                               3.90%        5.39%        6.25%        6.86%        6.31%
 Turnover Rate                                      33%          59%          69%          54%          52%
===========================================================================================================

16


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INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $50 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.


TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.


     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.


BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--858. For a list of addresses, see Contacting Vanguard.


BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.


EARNING DIVIDENDS You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.



PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

18

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.


^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES



A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.


PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.


CONVERSION FROM INVESTOR SHARES OR
ADMIRAL SHARES
You may convert Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $50 million.


MANDATORY CONVERSIONS INTO INVESTOR SHARES OR
ADMIRAL SHARES
If an investor no longer meets the requirements for Institutional Shares, the Fund may convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.

19

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.


BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.


EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. For money market funds only, if you redeem shares with a same-day wire request before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard(R) Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check Automatic Investment Plan, or Periodic Purchase.


^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or

21

member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.
     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.


     For ALL VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
o    Round trips must be at least 30 days apart.

     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Vanguard also reserves the right to waive or modify the

22

exchange privilege for certain categories of investors. In the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:


o Caller authorization to act on the account (by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund and account number, if applicable.


^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars, shares, or percent).
o    Authorized signatures of registered owners.
o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.


*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.

FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of

24


the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.



ANNUAL AND SEMIANNUAL REPORTS
We will send you financial reports about Vanguard Short-Term Corporate Fund will twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:


     o    Performance assessments with comparisons to industry benchmarks.
     o    Reports from the advisor.
     o    Financial statements with detailed listings of the Fund's holdings.
     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD


ONLINE


VANGUARD.COM
o    For the best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests n 24 hours a day, 7 days a week


VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES
1-800-749-7273 (CREW)
(Text telephone at
1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o    For Admiral account information
o    For most Admiral transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES


Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.



REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

26

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Short-Term Corporate Fund Institutional Shares--858.































The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.


COUPON
Interest rate paid by the issuer of a debt security until maturity. It is expressed as an annual percentage of the face value of the security.


CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Short-Term Corporate Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I858 052004

VANGUARD(R) HIGH-YIELD CORPORATE FUND
Investor Shares & Admiral(TM) Shares . May 27, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.


BOND
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[THE VANGUARD GROUP LOGO]

VANGUARD HIGH-YIELD CORPORATE FUND
Investor Shares and Admiral Shares
Prospectus
May 27, 2004


A Bond Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                          16 INVESTING WITH VANGUARD

4 ADDITIONAL INFORMATION                        16 Buying Shares

4 MORE ON THE FUND                              18 Converting Shares

9 THE FUND AND VANGUARD                         19 Redeeming Shares

10 INVESTMENT ADVISOR                           22 Exchanging Shares

11 DIVIDENDS, CAPITAL GAINS,                    22 Other Rules You Should Know
   AND TAXES
                                                24 Fund and Account Updates
13 SHARE PRICE
                                                25 Contacting Vanguard
13 FINANCIAL HIGHLIGHTS
                                        GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to:

o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o    Accounts  maintained  by  financial   intermediaries,   except  in  limited
     circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated; convertible securities; and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Fund's performance could be hurt by:
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be high for the Fund because it invests mainly in bonds with medium- and lower-range credit quality ratings.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.


     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS FUND BEFORE YOU PURCHASE SHARES.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

2


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                Scale -20% -- 30%

                1994    -1.71%
                1995    19.15
                1996     9.54
                1997    11.91
                1998     5.62
                1999     2.55
                2000    -0.88
                2001     2.90
                2002     1.73
                2003    17.20

              ----------------------------------------------------
              The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.97%.
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.98% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.22% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                           1 YEAR       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
VANGUARD HIGH-YIELD CORPORATE
 FUND INVESTOR SHARES
 Return Before Taxes                       17.20%         4.52%         6.58%
 Return After Taxes on Distributions       14.08          1.16          3.05
 Return After Taxes on
  Distributions and Sale of Fund Shares    11.04          1.71          3.35
--------------------------------------------------------------------------------
VANGUARD HIGH-YIELD CORPORATE
 FUND ADMIRAL SHARES*
 Return Before Taxes                       17.27%          --            --
--------------------------------------------------------------------------------
LEHMAN BROTHERS HIGH-YIELD BOND
 INDEX (reflects no deduction
 for fees, expenses, or taxes)             28.97%        5.23%         6.89%
--------------------------------------------------------------------------------
* From the inception date of the Fund's Admiral Shares on November 12, 2001, through December 31, 2003, the average annual total returns were 8.93% for the Admiral Shares and 13.16% for the Lehman Brothers High-Yield Bond Index.
--------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on  Purchases:                None           None
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:*                                          1%**           1%**


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.21%          0.16%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%          0.01%

 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.23%          0.17%

*    A $5 fee applies to wire redemptions under $5,000.
** The 1% fee applies to shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.



     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.


---------------------------------------------------------
                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares       $24       $74      $130      $293
Admiral Shares         17        55        96       217
---------------------------------------------------------


     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund's expense ratios in fiscal year 2004 were as follows: for Investor Shares, 0.23%, or $2.30 per $1,000 of average net assets; for Admiral Shares, 0.17%, or $1.70 per $1,000 of average net assets. The average high-yield bond mutual fund had expenses in 2003 of 1.34%, or $13.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS          CONVERSION FEATURES
Dividends are declared daily and       Investor Shares--May be converted to
distributed on the first business    Admiral Shares if you meet certain account
day of each month; capital gains,    balance and tenure requirements.
if any, are distributed annually       Admiral Shares--May be converted to
in December.                         Investor Shares if you are no longer
                                     eligible for Admiral Shares.

INVESTMENT ADVISOR
Wellington Management Company, LLP,  NEWSPAPER ABBREVIATION
Boston, Mass., since inception       Investor Shares--HYCor
                                     Admiral Shares--HYCorAdml
INCEPTION DATE
Investor Shares--December 27, 1978 VANGUARD FUND NUMBER Admiral Shares--November 12, 2001 Investor Shares--29
                                     Admiral Shares--529
NET ASSETS (ALL SHARE CLASSES) AS
OF                                   CUSIP NUMBER
JANUARY 31, 2004                     Investor Shares--922031208
$9.7 billion                         Admiral Shares--922031760

SUITABLE FOR IRAS                    TICKER SYMBOL
Yes                                  Investor Shares--VWEHX
                                     Admiral Shares--VWEAX
MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for IRAs and most custodial
accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------





MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. As a result of these investments, the Fund is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------


[FLAG] BECAUSE  OF ITS  INVESTMENT  IN JUNK  BONDS,  THE FUND IS SUBJECT TO HIGH
     CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.

     For more information about credit risk, see "Security Selection," below.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR THE FUND BECAUSE IT INVESTS MAINLY IN SHORT- AND INTERMEDIATE-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.


     Changes in interest rates can affect bond income as well as bond prices.

6


[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, SO INVESTORS SHOULD EXPECT THE FUND'S MONTHLY INCOME TO FLUCTUATE ACCORDINGLY.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $977       $1,024       $954        $1,049
Intermediate-Term (10 years)      922        1,086        851         1,180
Long-Term (20 years)              874        1,150        769         1,328
------------------------------------------------------------------------------



     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     The Fund may also enter into mortgage-dollar-roll transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

SECURITY SELECTION

Wellington Management Company, LLP (Wellington Management), advisor to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

     The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated; convertible securities; and preferred stocks. The Fund's policy of investing at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's may only be changed upon 60 days' notice to shareholders.
     The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities.
     The Fund will not invest in bonds that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the advisor's opinion, at least equivalent to those ratings. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
     In the past, the Fund has not invested in non-income-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY
A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     BONDS RATED LESS THAN BAA BY MOODY'S OR LESS THAN BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

8


     Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit-rating agencies, but to utilize these ratings in conjunction with the advisor's own independent and ongoing review of credit quality.
     Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.
     As of January 31, 2004, the Fund's holdings had the following credit-quality characteristics:

-----------------------------------------------------------
INVESTMENT                  PERCENTAGE OF FUND'S NET ASSETS
-----------------------------------------------------------
Corporate bonds
 Baa/BBB                                1%
 Ba/BB                                  44
 B                                      48
  Not Rated                              1
U.S. Treasury securities                 6
-----------------------------------------------------------

     To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers representing many industries. As of January 31, 2004, the Fund held bonds of 345 corporate issuers. As a result, this should lessen the negative impact to the Fund of a particular bond issuer's failure to pay either principal or interest.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling, by exchange to another Vanguard fund, or by application of the low-balance account-closure policy. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fees for certain categories of investors. The Fund may also further modify its redemption policies at any time without giving advance notice to shareholders.


COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it. Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all high-yield corporate funds was 108%, as reported by Morningstar, Inc., on January 31, 2004.
--------------------------------------------------------------------------------




THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

10

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISOR


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2004, Wellington Management managed about $402 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended January 31, 2004, the advisory fee represented an effective annual rate of 0.03% of the Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. In an effort to obtain better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.
     Under the terms of an SEC exemptive order, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------



BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

o Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.

o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

12

o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  28%  of  any  taxable
distributions or redemptions from your account if you do not:


o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             "BUYING A CAPITAL GAIN"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a capital gains distribution, because doing so can cost you money in taxes. This is known as "buying a capital gain." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a capital gain," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by
PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

14


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2004 with a net asset value (price) of $5.93 per share. During the year, each Investor Share earned $0.474 from investment income (interest and dividends) and $0.47 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.474 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $6.40, reflecting earnings of $0.944 per share and distributions of $0.474 per share. This was an increase of $0.47 per share (from $5.93 at the beginning of the year to $6.40 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.47% for the year.

As of January 31, 2004, the Investor Shares had approximately $7.3 billion in net assets. For the year, the expense ratio was 0.23% ($2.30 per $1,000 of net assets), and the net investment income amounted to 7.65% of average net assets. The Fund sold and replaced securities valued at 52% of its net assets.
--------------------------------------------------------------------------------




HIGH-YIELD CORPORATE FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
                                         -----------------------------------------------------------------
                                                   2004         2003         2002         2001        2000
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $5.93        $6.29        $6.96        $7.28       $7.90
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .474         .502         .591         .638        .631
 Net Realized and Unrealized Gain
 (Loss) on Investments                             .470        (.360)       (.670)       (.320)      (.620)
----------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  .944         .142        (.079)        .318        .011
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.474)       (.502)       (.591)       (.638)      (.631)
 Distributions from Realized Capital Gains          --           --           --           --          --
----------------------------------------------------------------------------------------------------------
 Total Distributions                              (.474)       (.502)       (.591)       (.638)      (.631)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $6.40        $5.93        $6.29        $6.96       $7.28
==========================================================================================================
TOTAL RETURN*                                    16.47%        2.55%       -1.10%        4.70%       0.17%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $7,271      $5,690       $5,263       $5,882       $5,571
 Ratio of Total Expenses to Average Net Assets    0.23%       0.26%        0.27%        0.27%        0.28%
 Ratio of Net Investment Income to
    Average Net Assets                            7.65%       8.42%        9.02%        9.07%        8.34%
 Turnover Rate                                      52%         29%          29%          16%          20%
==========================================================================================================


* Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

HIGH-YIELD CORPORATE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                             YEAR ENDED
                                             JANUARY 31,               NOV. 12,
                                     --------------------------        2001* TO
                                          2003         2004       JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $5.93         $6.29               $6.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                   .477          .505                .123
 Net Realized and Unrealized
 Gain (Loss) on Investments              .470         (.360)              (.040)
--------------------------------------------------------------------------------
 Total from Investment  Operations       .947          .145                .083
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income   (.477)        (.505)              (.123)
 Distributions from Realized
  Capital Gains                           --            --                  --
--------------------------------------------------------------------------------
 Total Distributions                    (.477)        (.505)              (.123)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $6.40         $5.93               $6.29
================================================================================
TOTAL RETURN**                          16.54%         2.60%               1.32%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)  $2,403        $1,970              $1,145
 Ratio of Total Expenses to
 Average Net Assets                     0.17%         0.21%              0.21%+
 Ratio of Net Investment Income
 to Average Net Assets                  7.71%         8.48%              8.81%+
 Turnover Rate                            52%           29%                 29%
-------------------------------------------------------------------------------


*    Inception.
** Total returns do no reflect the 1% fee assessed on redemptions of shares held for less than one year.
+    Annualized.

16

--------------------------------------------------------------------------------
                             INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------



BUYING SHARES



ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares, depending on tenure in the fund. See Converting Shares. Institutional clients should contact Vanguard for information on special rules that may apply to them. See Converting Shares.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.


HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--"Fund number." For a list of the Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.


BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE
ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.


EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying money market fund shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, that you intend to make a wire purchase that day.

18


PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
o    SIMPLE IRAs and 403(b)(7) custodial accounts;
o Other retirement plan accounts receiving special administrative services from Vanguard; or
o Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.



CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS
INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance in the Fund is at least $50,000 and you are registered with Vanguard.com.
     Registered users of Vanguard.com may request a tenure conversion online. Or you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may convert the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.


BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

REDEMPTION FEES
The Fund charges a 1% fee on shares redeemed within one year of purchase by selling, by exchanging to another fund, or by application of the low-balance account-closure policy. The

20

fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.


     We will redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis. From time to time, the Fund may waive or modify redemption fees for certain categories of investors.


YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.


^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.


^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard/(R)/ Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


^ADDRESS CHANGE.  If you change your address online or by telephone,  there will
be  a  15-day  hold  on  online  and  telephone   redemptions.   Address  change
confirmations are sent to both the old and new address.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send the check to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond

22

seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.


     If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.
     Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

     For ALL VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
o    Round trips must be at least 30 days apart.


     Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o Caller authorization to act on the account (by legal documentation or other means).
o    Account registration and address.
o    Social Security or employer identification number.
o    Fund and account number, if applicable.


^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars, shares, or percent).


o    Authorized signatures of registered owners.


o    Signature guarantees, if required for the type of transaction.*
o    Any supporting legal documentation that may be required.
* For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER
In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

24

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
     For most nonretirement accounts, Vanguard deducts a $10 fee in June if the account balance is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.



FUND AND ACCOUNT UPDATES



CONFIRMATION STATEMENTS
We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


ANNUAL AND SEMIANNUAL REPORTS
We will send you financial reports about Vanguard High-Yield Corporate Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the advisor.
o    Financial statements with detailed listings of the Fund's holdings.


     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
     Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.


CONTACTING VANGUARD


ONLINE

VANGUARD.COM
o Your best source of Vanguard news
o For fund, account, and service information
o For most account transactions
o For literature requests
o 24 hours a day, 7 days a week

26

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o For Admiral account information
o For most Admiral transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard High-Yield Corporate Fund--29 (Investor Shares) or 529 (Admiral Shares).

The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


NON-INVESTMENT-GRADE
Bond whose credit-quality rating is equivalent to or below Moody's Ba or Standard & Poor's BB. These high-risk corporate bonds are commonly referred to as "junk bonds."


SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you'd like more information about
Vanguard High-Yield Corporate Fund,
the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's
investments is available in the Fund's
annual and semiannual reports to
shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about your
account, account transactions, and/or
account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES
AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 1-202-942-8090.
Reports and other information about the
Fund are also available on the SEC's
Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P029 052004

VANGUARD/(R)/ HIGH-YIELD CORPORATE FUND
Investor Shares for Participants . May 27, 2004

This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.



BOND
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD HIGH-YIELD CORPORATE FUND
Investor Shares
Participant Prospectus
May 27, 2004


A Bond Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                                  11 SHARE PRICE

3 ADDITIONAL INFORMATION                        11 FINANCIAL HIGHLIGHTS

4 MORE ON THE FUND                              13 INVESTING WITH VANGUARD

9 THE FUND AND VANGUARD                         14 ACCESSING FUND INFORMATION
                                                   BY COMPUTER
9 INVESTMENT ADVISOR
                                                GLOSSARY OF INVESTMENT TERMS
10 DIVIDENDS, CAPITAL GAINS, AND TAXES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Fund's  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

FUND PROFILE


PRIMARY INVESTMENT STRATEGIES
The Fund seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated; convertible securities; and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Fund's performance could be hurt by:
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be high for the Fund because it invests mainly in bonds with medium- and lower-range credit quality ratings.
o Income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.


     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS FUND BEFORE YOU PURCHASE SHARES.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

2


              ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
              ----------------------------------------------------
                Scale -20% -- 30%

                1994    -1.71%
                1995    19.15
                1996     9.54
                1997    11.91
                1998     5.62
                1999     2.55
                2000    -0.88
                2001     2.90
                2002     1.73
                2003    17.20

              ----------------------------------------------------
              The year-to-date return as of the most recent calendar quarter, which ended March 31, 2004, was 1.97%.
              ----------------------------------------------------

     During the periods shown in the bar chart, the highest return for a calendar quarter was 5.98% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.22% (quarter ended September 30, 2002).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Vanguard High-Yield Corporate Fund Investor Shares  17.20%    4.52%      6.58%
Lehman Brothers High-Yield Bond Index                28.97     5.23      6.89
-------------------------------------------------------------------------------




FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                       1%*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.21%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.23%

* The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.


     The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $24          $74       $130         $293
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund Investor Shares' expense ratio in fiscal year 2004 as 0.23%, or $2.30 per $1,000 of average net assets. The average high- yield bond mutual fund had expenses in 2003 of 1.34%, or $13.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    HYCor
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          29

INVESTMENT ADVISOR                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031208
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VWEHX
December 27, 1978

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$9.7 billion
--------------------------------------------------------------------------------

4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. As a result of these investments, the Fund is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------



[FLAG] BECAUSE  OF ITS  INVESTMENT  IN JUNK  BONDS,  THE FUND IS SUBJECT TO HIGH
     CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.

     For more information about credit risk, see "Security Selection," below.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR THE FUND BECAUSE IT INVESTS MAINLY IN SHORT- AND INTERMEDIATE-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.


     Changes in interest rates can affect bond income as well as bond prices.


[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, SO INVESTORS SHOULD EXPECT THE FUND'S MONTHLY INCOME TO FLUCTUATE ACCORDINGLY.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $977       $1,024       $954        $1,049
Intermediate-Term (10 years)      922        1,086        851         1,180
Long-Term (20 years)              874        1,150        769         1,328
------------------------------------------------------------------------------



     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

6


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     The Fund may also enter into mortgage-dollar-roll transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase a fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.


SECURITY SELECTION

Wellington Management Company, LLP (Wellington Management), advisor to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

     The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated; convertible securities; and preferred stocks. The Fund's policy of investing at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's may only be changed upon 60 days' notice to shareholders.
     The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities.
     The Fund will not invest in bonds that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the advisor's opinion, at least equivalent to those ratings. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
     In the past, the Fund has not invested in non-income-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY
A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

     BONDS RATED LESS THAN BAA BY MOODY'S OR LESS THAN BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.


     Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit-rating agencies, but to utilize these ratings in conjunction with the advisor's own independent and ongoing review of credit quality.


     Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.
     As of January 31, 2004, the Fund's holdings had the following credit-quality characteristics:

-----------------------------------------------------------
INVESTMENT                  PERCENTAGE OF FUND'S NET ASSETS
-----------------------------------------------------------
Corporate bonds
 Baa/BBB                                1%
 Ba/BB                                  44
 B                                      48
  Not Rated                              1
U.S. Treasury securities                 6
-----------------------------------------------------------


     To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers representing many industries. As of January 31, 2004, the Fund held bonds of 345 corporate issuers. As a result, this should lessen the negative impact to the Fund of a particular bond issuer's failure to pay either principal or interest.

8

TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling or by exchange to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fees for certain categories of investors. The Fund may also further modify its redemption policies at any time without giving advance notice to shareholders.


COSTS AND MARKET-TIMING


Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all high-yield corporate funds was 108%, as reported by Morningstar, Inc., on January 31, 2004.
--------------------------------------------------------------------------------




THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------




INVESTMENT ADVISOR


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2004, Wellington Management managed about $402 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended January 31, 2004, the advisory fee represented an effective annual rate of 0.03% of the Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution

10


for all transactions under the circumstances. In an effort to obtain better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.
     Under the terms of an SEC exemptive order, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR


The manager primarily responsible for overseeing the Fund's investments is:

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------




DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------





SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

12


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2004 with a net asset value (price) of $5.93 per share. During the year, each Investor Share earned $0.474 from investment income (interest and dividends) and $0.47 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.474 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $6.40, reflecting earnings of $0.944 per share and distributions of $0.474 per share. This was an increase of $0.47 per share (from $5.93 at the beginning of the year to $6.40 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.47% for the year.

As of January 31, 2004, the Investor Shares had approximately $7.3 billion in net assets. For the year, the expense ratio was 0.23% ($2.30 per $1,000 of net assets), and the net investment income amounted to 7.65% of average net assets. The Fund sold and replaced securities valued at 52% of its net assets.
--------------------------------------------------------------------------------




HIGH-YIELD CORPORATE FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JANUARY 31,
                                         -----------------------------------------------------------------
                                                   2004         2003         2002         2001        2000
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $5.93        $6.29        $6.96        $7.28       $7.90
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .474         .502         .591         .638        .631
 Net Realized and Unrealized Gain
 (Loss) on Investments                             .470        (.360)       (.670)       (.320)      (.620)
----------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  .944         .142        (.079)        .318        .011
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.474)       (.502)       (.591)       (.638)      (.631)
 Distributions from Realized Capital Gains          --           --           --           --          --
----------------------------------------------------------------------------------------------------------
 Total Distributions                              (.474)       (.502)       (.591)       (.638)      (.631)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $6.40        $5.93        $6.29        $6.96       $7.28
==========================================================================================================
TOTAL RETURN*                                    16.47%        2.55%       -1.10%        4.70%       0.17%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)            $7,271      $5,690       $5,263       $5,882       $5,571
 Ratio of Total Expenses to Average Net Assets    0.23%       0.26%        0.27%        0.27%        0.28%
 Ratio of Net Investment Income to
    Average Net Assets                            7.65%       8.42%        9.02%        9.07%        8.34%
 Turnover Rate                                      52%         29%          29%          16%          20%
==========================================================================================================


* Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.
     You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
     If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets
Index Fund, regardless of the dollar amount, the following policies generally apply:
o    You must wait 90 days before exchanging back into the fund from any source.
o    The 90-day clock restarts after every exchange out of the fund.
o Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

14


     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
o Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
o A "round trip" is a redemption from a fund followed by a purchase back into the fund.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.
     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.





















The Vanguard Group, Vanguard, Plain Talk, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


NON-INVESTMENT-GRADE
Bond whose credit-quality rating is equivalent to or below Moody's Ba or Standard & Poor's BB. These high-risk corporate bonds are commonly referred to as "junk bonds."


SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard High-Yield Corporate Fund, the
following documents are available free
upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's
investments is available in the Fund's
annual and semiannual reports to
shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest
annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's
Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.
Reports and other information about the
Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I029 052004

VANGUARD/(R)/ HIGH-YIELD CORPORATE FUND
Admiral(TM) Shares for Participants . May 27, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.



BOND
PROSPECTUS


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VANGUARD HIGH-YIELD CORPORATE FUND
Admiral Shares
Participant Prospectus
May 27, 2004


A Bond Mutual Fund


--------------------------------------------------------------------------------
CONTENTS

1 FUND PROFILE                                  12 SHARE PRICE

4 ADDITIONAL INFORMATION                        12 FINANCIAL HIGHLIGHTS

5 MORE ON THE FUND                              14 INVESTING WITH VANGUARD

10 THE FUND AND VANGUARD                        15 ACCESSING FUND INFORMATION
                                                   BY COMPUTER
10 INVESTMENT ADVISOR
                                                GLOSSARY OF INVESTMENT TERMS
11 DIVIDENDS, CAPITAL GAINS, AND TAXES

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
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FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income.


PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds--commonly known as "junk bonds"--with medium- and lower-range credit-quality ratings. The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks. High-yield bonds mostly have short- and intermediate-term maturities. For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market, but with potentially greater volatility. The Fund's performance could be hurt by:
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause bond prices to decline. Credit risk should be high for the Fund because it invests in mainly bonds with medium- and lower-range credit quality ratings.
o Income risk, which is the chance that the Fund's dividend (income) will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund's monthly income to fluctuate accordingly.
o Interest rate risk, which is the chance that falling interest rates will cause the Fund's income to decline. Interest rate risk should be moderate for the Fund because it invests mainly in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.


     BECAUSE OF THE SPECULATIVE NATURE OF JUNK BONDS, YOU SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH THIS FUND BEFORE YOU PURCHASE SHARES.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

2


      ----------------------------------------------------
                ANNUAL TOTAL RETURNS-ADMIRAL SHARES
      ----------------------------------------------------
        Scale -20% -- 30%


        2002    1.78
        2003    17.27
      ----------------------------------------------------
       The year-to-date return as of the most recent
       calendar quarter, which ended March 31, 2004, was 2.00%.
      ----------------------------------------------------


     During the period shown in the bar chart, the highest return for a calendar quarter was 6.00% (quarter ended June 30, 2003), and the lowest return for a quarter was -3.21% (quarter ended September 30, 2002).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                       SINCE
                                                  1 YEAR           INCEPTION*
-------------------------------------------------------------------------------
Vanguard High-Yield Corporate Fund Admiral Shares  17.27%               8.93%

Lehman Brothers High-Yield Bond Index              28.97               13.16
-------------------------------------------------------------------------------
*Since inception returns are from November 12, 2001--the inception date of the Admiral Shares--through December 31, 2003.
-------------------------------------------------------------------------------



FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                       1%*

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.16%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.17%


* The 1% fee applies to shares redeemed within one year of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for one year or more are not subject to the 1% fee.

     The following example is intended to help you compare the cost of investing in the Fund's Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.



--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $17          $55        $96         $217
--------------------------------------------------



     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard High-Yield Corporate Fund Admiral Shares' expense ratio in fiscal year 2004 was 0.17%, or $1.70 per $1,000 of average net assets. The average high- yield bond mutual fund had expenses in 2003 of 1.34%, or $13.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

4


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are declared daily and distributed on    HYCorAdml
the first business day of each month; capital
gains, if any, are distributed annually in         VANGUARD FUND NUMBER
December.                                          529

INVESTMENT ADVISOR                                 CUSIP NUMBER
Wellington Management Company, LLP, Boston,        922031760
Mass., since inception
                                                   TICKER SYMBOL
INCEPTION DATE                                     VWEAX
Investor Shares--December 27, 1978
Admiral Shares--November 12, 2001

NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004
$9.7 billion
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE


The Fund invests mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as "junk bonds," which are mostly short- and intermediate-term. As a result of these investments, the Fund is subject to certain risks.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                HIGH-YIELD BONDS

High-yield bonds, or "junk bonds," are issued by companies or other entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable. Such bonds are rated "below investment-grade" by independent rating agencies. Because they are riskier than investment-grade bonds, high-yield bonds typically must pay more interest to attract investors. Some high-yield bonds are issued by smaller, less seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Some high-yield bonds were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers. Conversely, an issuer's improving financial condition may result in an upgrading of its junk bonds to investment-grade status.
--------------------------------------------------------------------------------



[FLAG] BECAUSE  OF ITS  INVESTMENT  IN JUNK  BONDS,  THE FUND IS SUBJECT TO HIGH
     CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.


     For more information about credit risk, see "Security Selection," below.

6


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------



[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODERATE FOR THE FUND BECAUSE IT INVESTS MAINLY IN SHORT- AND INTERMEDIATE-TERM BONDS, WHOSE PRICES ARE LESS SENSITIVE TO INTEREST RATE CHANGES THAN ARE THE PRICES OF LONG-TERM BONDS.


     Changes in interest rates can affect bond income as well as bond prices.


[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, SO INVESTORS SHOULD EXPECT THE FUND'S MONTHLY INCOME TO FLUCTUATE ACCORDINGLY.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)           $977       $1,024       $954        $1,049
Intermediate-Term (10 years)      922        1,086        851         1,180
Long-Term (20 years)              874        1,150        769         1,328
------------------------------------------------------------------------------


     These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (the "face value"). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


     The Fund may also enter into mortgage-dollar-roll transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.


SECURITY SELECTION

Wellington Management Company, LLP (Wellington Management), advisor to the Fund, seeks to minimize the substantial investment risk posed by junk bonds, primarily through its use of solid credit research and broad diversification among issuers.


[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


     The Fund invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's. The Fund may not invest more than 20% of its assets in any of the following, taken as a whole: bonds that are rated less than B or that are unrated; convertible securities; and preferred stocks. The Fund's policy of investing at least 80% of its assets in corporate bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's may only be changed upon 60 days' notice to shareholders.


     The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody's or BBB or above by Standard & Poor's, which are commonly referred to as investment-grade securities.
     The Fund will not invest in bonds that, at the time of initial investment, are rated less than Caa by Moody's or CCC by Standard & Poor's. If unrated, a bond must be, in the advisor's opinion, at least equivalent to those ratings. However, the Fund may continue to hold bonds that have been downgraded, even if they would no longer be eligible for purchase by the Fund.
     In the past, the Fund has not invested in non-income-producing high-yield bonds, such as zero coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities). Although it has no present plans to do so, the Fund may invest up to 5% of its assets in such bonds in the future.

8

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



     BONDS RATED LESS THAN BAA BY MOODY'S OR LESS THAN BBB BY STANDARD & POOR'S, SUCH AS THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

     Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond. For these reasons, it is the Fund's policy not to rely primarily on ratings issued by established credit-rating agencies, but to utilize these ratings in conjunction with the advisor's own independent and ongoing review of credit quality.
     Wellington Management selects bonds on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. The analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, the advisor looks for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation.
     As of January 31, 2004, the Fund's holdings had the following credit-quality characteristics:

-----------------------------------------------------------
INVESTMENT                  PERCENTAGE OF FUND'S NET ASSETS
-----------------------------------------------------------
Corporate bonds
 Baa/BBB                                1%
 Ba/BB                                  44
 B                                      48
  Not Rated                              1
U.S. Treasury securities                 6
-----------------------------------------------------------

     To minimize credit risk, the Fund normally diversifies its holdings among bonds of at least 100 separate issuers representing many industries. As of January 31, 2004, the Fund held bonds of 345 corporate issuers. As a result, this should lessen the negative impact to the Fund of a particular bond issuer's failure to pay either principal or interest.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

REDEMPTION FEE


The Fund charges a fee on shares that are redeemed before they have been held for one year. This fee applies when shares are redeemed by selling or by exchange to another Vanguard fund. Shares you have held the longest will be redeemed first. Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee ensures that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The Fund may waive the redemption fees for certain categories of investors. The Fund may also further modify its redemption policies at any time without giving advance notice to shareholders.


COSTS AND MARKET-TIMING


Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.


     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.

10


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all high-yield corporate funds was 108%, as reported by Morningstar, Inc., on January 31, 2004.
--------------------------------------------------------------------------------




THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR


Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, advisor to the Fund, is an investment advisory firm founded in 1928. As of January 31, 2004, Wellington Management managed about $402 billion in assets, including all or part of 16 Vanguard funds. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund. Wellington Management's advisory fee is paid quarterly, and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended January 31, 2004, the advisory fee represented an effective annual rate of 0.03% of the Fund's average net assets.
     The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances. In an effort to obtain better execution of a transaction, the advisor may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the advisor is authorized to choose a broker who, in addition to executing the transaction, will provide brokerage or research services to the advisor. Also, the Fund's board of trustees may direct the advisor to use a particular broker for certain transactions in exchange for commission rebates paid to the Fund as well as for brokerage or research services provided to the advisor for the benefit of the Fund.
     Under the terms of an SEC exemptive order, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The manager primarily responsible for overseeing the Fund's investments is:

EARL E. MCEVOY, Senior Vice President and Partner of Wellington Management Company, LLP. He has worked in investment management since 1972; has managed portfolio investments for Wellington Management since 1978; and has managed the Fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.
--------------------------------------------------------------------------------



DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.
     Your  distributions  will be  reinvested  in  additional  Fund  shares  and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

12

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
     Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Admiral Shares' financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Admiral Shares began fiscal year 2004 with a net asset value (price) of $5.93 per share. During the year, each Admiral Share earned $0.477 from investment income (interest and dividends) and $0.47 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.477 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $6.40, reflecting earnings of $0.947 per share and distributions of $0.477 per share. This was an increase of $0.47 per share (from $5.93 at the beginning of the year to $6.40 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 16.54% for the year.

As of January 31, 2004, the Admiral Shares had approximately $2.4 billion in net assets. For the year, the expense ratio was 0.17% ($1.70 per $1,000 of net assets), and the net investment income amounted to 7.71% of average net assets. The Fund sold and replaced securities valued at 52% of its net assets.
--------------------------------------------------------------------------------




HIGH-YIELD CORPORATE FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                             YEAR ENDED
                                             JANUARY 31,               NOV. 12,
                                     --------------------------        2001* TO
                                          2003         2004       JAN. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $5.93         $6.29               $6.33
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                   .477          .505                .123
 Net Realized and Unrealized
 Gain (Loss) on Investments              .470         (.360)              (.040)
--------------------------------------------------------------------------------
 Total from Investment  Operations       .947          .145                .083
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income   (.477)        (.505)              (.123)
 Distributions from Realized
  Capital Gains                           --            --                  --
--------------------------------------------------------------------------------
 Total Distributions                    (.477)        (.505)              (.123)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $6.40         $5.93               $6.29
================================================================================
TOTAL RETURN**                          16.54%         2.60%               1.32%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)  $2,403        $1,970              $1,145
 Ratio of Total Expenses to
 Average Net Assets                     0.17%         0.21%              0.21%+
 Ratio of Net Investment Income
 to Average Net Assets                  7.71%         8.48%              8.81%+
 Turnover Rate                            52%           29%                 29%
-------------------------------------------------------------------------------


*    Inception.
** Total returns do no reflect the 1% fee assessed on redemptions of shares held for less than one year.
+    Annualized.

14

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
o If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
     In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.
     You begin earning dividends on the next business day after your contribution trade date. Shares continue earning dividends until the next business day after your exchange or redemption trade date.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policies generally apply:
o    You must wait 90 days before exchanging back into the fund from any source.
o    The 90-day clock restarts after every exchange out of the fund.
o Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

     For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
o Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
o A "round trip" is a redemption from a fund followed by a purchase back into the fund.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.
     Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.


     Before making an exchange to or from another fund available in your plan, consider the following:
o Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
o Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
o Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



















The Vanguard Group, Vanguard, Plain Talk, Explorer, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

CORPORATE BOND
An IOU issued by a business that wants to borrow money. As with other types of bonds, the issuer promises to repay the borrowed money on a specific date and to make interest payments in the meantime.

CREDIT QUALITY
A measure of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISOR
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


NON-INVESTMENT-GRADE
Bond whose credit-quality rating is equivalent to or below Moody's Ba or Standard & Poor's BB. These high-risk corporate bonds are commonly referred to as "junk bonds."


SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about
Vanguard High-Yield Corporate Fund, the
following documents are available free
upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Fund's
investments is available in the Fund's
annual and semiannual reports to shareholders.
In the Fund's annual report, you
will find a discussion of the market
conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES
AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's
Public Reference Room in Washington, DC.
To find out more about this public
service, call the SEC at 1-202-942-8090.
Reports and other information about the
Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I529 052004

                                              VANGUARD(R) INFLATION-PROTECTED
                                              SECURITIES FUND

                              Investor Shares . May 27, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.


BOND

PROSPECTUS

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                              [THE VANGUARD GROUP(R) LOGO]

VANGUARD INFLATION-PROTECTED SECURITIES FUND
Investor Shares
Prospectus

May 27, 2004

A Bond Mutual Fund
--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  9 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS, AND TAXES
 12 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 14 INVESTING WITH VANGUARD
    14 Buying Shares
    16 Converting Shares
    16 Redeeming Shares
    19 Exchanging Shares
    19 Other Rules You Should Know
    21 Fund and Account Updates
    22 Contacting Vanguard
 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARE CLASS OVERVIEW

The Fund offers two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Fund's Investor Shares. A separate prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average nominal maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations resulting from changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be low to moderate for the Fund.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS-INVESTOR SHARES
      ----------------------------------------------------
      [BAR CHART - SCALE -20% TO 30%]
                         2001         7.61%
                         2002        16.61
                         2003         8.00
      ----------------------------------------------------
      The year-to-date return as of the most recent
      calendar quarter, which ended March 31, 2004, was 5.00%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -1.14% (quarter ended December 31, 2001).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                  1 YEAR             INCEPTION*
-------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED SECURITIES
 FUND INVESTOR SHARES
 Return Before Taxes                               8.00%                 10.89%
 Return After Taxes on Distributions               6.37                   8.96
 Return After Taxes on Distributions
  and Sale of Fund Shares                          5.28                   8.17
-------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY INFLATION
 NOTES INDEX (reflects no deduction for
 fees, expenses, or taxes)                         8.40%                 11.12%
-------------------------------------------------------------------------------
*Subscription period for the Fund's Investor Shares was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when performance measurement began--through December 31, 2003.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.16%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.18%

    *A $5 fee applies to wire redemptions under $5,000.

3

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58       $101         $230
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund Investor Shares' expense ratio in fiscal year 2004 was 0.18%, or $1.80 per $1,000 of average net assets. The average intermediate treasury mutual fund had expenses in 2003 of 0.91%, or $9.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS               MINIMUM INITIAL INVESTMENT
Dividends are distributed in March,       $3,000; $1,000 for IRAs and most
June, September, and December; capital    custodial accounts for minors
gains, if any, are distributed annually
in December.
                                          NEWSPAPER ABBREVIATION
INVESTMENT ADVISOR                        InflaPro
The Vanguard Group, Valley Forge, Pa.,
since inception                           VANGUARD FUND NUMBER
                                          119
INCEPTION DATE
June 5, 2000                              CUSIP NUMBER
                                          922031869
NET ASSETS (ALL SHARE CLASSES) AS OF
JANUARY 31, 2004                          TICKER SYMBOL
$5.4 billion                              VIPSX

SUITABLE FOR IRAS
Yes
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

The Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may only be changed upon 60 days' notice to shareholders. The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average nominal maturity in a range of 7 to 20 years.

5

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                          INFLATION-INDEXED SECURITIES

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation--a drop in prices--the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO INCOME FLUCTUATIONS. THE FUND'S QUARTERLY INCOME DISTRIBUTIONS ARE LIKELY TO FLUCTUATE CONSIDERABLY MORE THAN THE INCOME DISTRIBUTIONS OF A TYPICAL BOND FUND. INCOME FLUCTUATIONS ASSOCIATED WITH CHANGES IN INTEREST RATES ARE EXPECTED TO BE LOW; HOWEVER, INCOME FLUCTUATIONS RESULTING FROM CHANGES IN INFLATION ARE EXPECTED TO BE HIGH. OVERALL, INVESTORS CAN EXPECT INCOME FLUCTUATIONS TO BE HIGH FOR THE FUND.

 While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.
 Changes in interest rates will affect bond income as well as bond prices.

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW TO MODERATE FOR THE FUND.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 REAL RETURNS

Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the Consumer Price Index, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                INFLATION-INDEXED SECURITIES AND INTEREST RATES

Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an inflation-indexed security are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.

 The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2004, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Treasury, which signifies the highest possible credit quality. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

7

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                    INFLATION-INDEXED SECURITIES AND TAXES

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding inflation-indexed securities pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------

SECURITY SELECTION
The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:
- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

- Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

- Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.
- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

 The Fund is generally managed without regard to tax ramifications.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus

9

shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.

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                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.

 The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities, and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances.

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                               PLAIN TALK ABOUT
                              THE FUND'S ADVISOR

The managers primarily responsible for overseeing the Fund's investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Education: B.S., University of Pennsylvania.

KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992.
Education: B.S., University of Illinois; M.B.A., University of Chicago.
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DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

11

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

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                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
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GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

13

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                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2004 with a net asset value (price) of $11.91 per share. During the year, each Investor Share earned $0.41 from investment income (interest and dividends) and $0.61 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.57 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $12.36, reflecting earnings of $1.02 per share and distributions of $0.57 per share. This was an increase of $0.45 per share (from $11.91 at the beginning of the year to $12.36 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.69% for the year.

As of January 31, 2004, the Investor Shares had approximately $5.2 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 3.46% of average net assets. The Fund sold and replaced securities valued at 63% of its net assets.
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INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                                                 JUNE 5
                                                                             YEAR ENDED        2000* TO
                                                                             JANUARY 31,       JAN. 31,
                                                                      ------------------------
                                                                        2004     2003     2002     2001
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.91   $10.68   $10.55   $10.00
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .41      .47     .425      .30
  Net Realized and Unrealized Gain (Loss) on Investments                 .61     1.28     .220      .53
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    1.02     1.75     .645      .83
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 (.45)    (.46)   (.445)    (.27)
  Distributions from Realized Capital Gains                            (.12)    (.06)   (.070)    (.01)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                (.57)    (.52)   (.515)    (.28)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $12.36   $11.91   $10.68   $10.55
========================================================================================================

TOTAL RETURN                                                           8.69%   16.64%    6.17%    8.07%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $5,164   $3,143     $899     $170
  Ratio of Total Expenses to Average Net Assets                        0.18%    0.22%    0.25%  0.25%**
  Ratio of Net Investment Income to Average Net Assets                 3.46%    4.55%    3.92%  6.38%**
  Turnover Rate                                                          63%     108%      75%     122%
========================================================================================================

 *Subscription period for the Fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000.
**Annualized.

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INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
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BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--119. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.
BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

15

YOUR PURCHASE PRICE

ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSIONS INTO INSTITUTIONAL SHARES
You may convert Investor Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $10 million.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Institutional Shares, the Fund may convert the investor's Institutional Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

17

BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard(R) Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan, or Periodic Purchase.
^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

19

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.
 Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

 For ALL VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
- Round trips must be at least 30 days apart.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 - Caller authorization to act on the account (by legal documentation or other means).
 - Account registration and address.
 - Social Security or employer identification number.
 - Fund and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars, shares, or percent).

 - Authorized signatures of registered owners.

 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER

In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

21

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the account balance is below $2,500. The fee can be waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send you a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you financial reports about Vanguard Inflation- Protected Securities Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific fund information:

- Performance assessments with comparisons to industry benchmarks.
- Reports from the advisor.
- Financial statements with detailed listings of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
 Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD

ONLINE

VANGUARD.COM
- For the best source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

23

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Inflation-Protected Securities Fund--119.





The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP(R) LOGO)
                                              [THE VANGUARD GROUP(R) LOGO]

                                                Post Office Box 2600
                                                Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you'd like more information about Vanguard Inflation-Protected
Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P119 052004

                                              VANGUARD(R) INFLATION-PROTECTED
                                              SECURITIES FUND

                              Investor Shares for Participants . May 27, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.


[BOND]

[PROSPECTUS]


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP(R) LOGO]

VANGUARD INFLATION-PROTECTED SECURITIES FUND
Investor Shares
Participant Prospectus

May 27, 2004
A Bond Mutual Fund
--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  3 MORE ON THE FUND
  8 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
  9 DIVIDENDS, CAPITAL GAINS, AND TAXES
 10 SHARE PRICE
 10 FINANCIAL HIGHLIGHTS
 12 INVESTING WITH VANGUARD
 13 ACCESSING FUND INFORMATION
    BY COMPUTER
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This  prospectus   offers  the  Fund's  Investor  Shares  and  is  intended  for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average nominal maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under MORE ON
THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations resulting from changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be low to moderate for the Fund.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS-INVESTOR SHARES
      ----------------------------------------------------
      [BAR CHART - SCALE -20% TO 30%]
                         2001         7.61%
                         2002        16.61
                         2003         8.00
      ----------------------------------------------------
      The year-to-date return as of the most recent
      calendar quarter, which ended March 31, 2004, was 5.00%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -1.14% (quarter ended December 31, 2001).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                   1 YEAR            INCEPTION*
-------------------------------------------------------------------------------
Vanguard Inflation-Protected
 Securities Fund Investor Shares                    8.00%                10.89%
Lehman Brothers U.S. Treasury
 Inflation Notes Index                              8.40                 11.12
--------------------------------------------------------------------------------
*Subscription period for the Fund's Investor Shares was June 5, 2000, to
 June 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when performance measurement began--through December 31, 2003.
-------------------------------------------------------------------------------

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.16%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.18%

    *A $5 fee applies to wire redemptions under $5,000.

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58       $101         $230
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

3

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund Investor Shares' expense ratio in fiscal year 2004 was 0.18%, or $1.80 per $1,000 of average net assets. The average intermediate treasury mutual fund had expenses in 2003 of 0.91%, or $9.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Dividends are distributed in March, June,        InflaPro
September, and December; capital gains, if any,
are distributed annually in December             VANGUARD FUND NUMBER
                                                 119
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,           CUSIP NUMBER
since inception                                  922031869

INCEPTION DATE                                   TICKER SYMBOL
June 5, 2000                                     VIPSX

NET ASSETS (ALL SHARE CLASSES) AS OF JANUARY
31, 2004
$5.4 billion
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

The Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may only be changed upon 60 days' notice to shareholders. The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average nominal maturity in a range of 7 to 20 years.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         INFLATION-INDEXED SECURITIES

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation--a drop in prices--the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO INCOME FLUCTUATIONS. THE FUND'S QUARTERLY INCOME DISTRIBUTIONS ARE LIKELY TO FLUCTUATE CONSIDERABLY MORE THAN THE INCOME DISTRIBUTIONS OF A TYPICAL BOND FUND. INCOME FLUCTUATIONS ASSOCIATED WITH CHANGES IN INTEREST RATES ARE EXPECTED TO BE LOW; HOWEVER, INCOME FLUCTUATIONS RESULTING FROM CHANGES IN INFLATION ARE EXPECTED TO BE HIGH. OVERALL, INVESTORS CAN EXPECT INCOME FLUCTUATIONS TO BE HIGH FOR THE FUND.

 While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.
 Changes in interest rates will affect bond income as well as bond prices.

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW TO MODERATE FOR THE FUND.

5

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 REAL RETURNS

Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the Consumer Price Index, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                INFLATION-INDEXED SECURITIES AND INTEREST RATES

Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an inflation-indexed security are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.

 The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2004, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Treasury, which signifies the highest possible credit quality. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                    INFLATION-INDEXED SECURITIES AND TAXES

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding inflation-indexed securities pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
--------------------------------------------------------------------------------

SECURITY SELECTION
The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:
- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage

7

 Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.
- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

- Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

- Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.

- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

 The Fund is generally managed without regard to tax ramifications.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

9

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.
 The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities, and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              THE FUND'S ADVISOR

The managers primarily responsible for overseeing the Fund's investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Education: B.S., University of Pennsylvania.

KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992.
Education: B.S., University of Illinois; M.B.A., University of Chicago.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived

11

from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2004 with a net asset value (price) of $11.91 per share. During the year, each Investor Share earned $0.41 from investment income (interest and dividends) and $0.61 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.57 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $12.36, reflecting earnings of $1.02 per share and distributions of $0.57 per share. This was an increase of $0.45 per share (from $11.91 at the beginning of the year to $12.36 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.69% for the year.

As of January 31, 2004, the Investor Shares had approximately $5.2 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 3.46% of average net assets. The Fund sold and replaced securities valued at 63% of its net assets.
--------------------------------------------------------------------------------

INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                                                 JUNE 5
                                                                             YEAR ENDED        2000* TO
                                                                             JANUARY 31,       JAN. 31,
                                                                      ------------------------
                                                                        2004     2003     2002     2001
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.91   $10.68   $10.55   $10.00
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .41      .47     .425      .30
  Net Realized and Unrealized Gain (Loss) on Investments                 .61     1.28     .220      .53
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    1.02     1.75     .645      .83
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 (.45)    (.46)   (.445)    (.27)
  Distributions from Realized Capital Gains                            (.12)    (.06)   (.070)    (.01)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                (.57)    (.52)   (.515)    (.28)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $12.36   $11.91   $10.68   $10.55
========================================================================================================

TOTAL RETURN                                                           8.69%   16.64%    6.17%    8.07%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $5,164   $3,143     $899     $170
  Ratio of Total Expenses to Average Net Assets                        0.18%    0.22%    0.25%  0.25%**
  Ratio of Net Investment Income to Average Net Assets                 3.46%    4.55%    3.92%  6.38%**
  Turnover Rate                                                          63%     108%      75%     122%
========================================================================================================

 *Subscription period for the Fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000.
**Annualized.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined net asset value (NAV) after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.
 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policies generally apply:
- You must wait 90 days before exchanging back into the fund from any source.
- The 90-day clock restarts after every exchange out of the fund.
- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

13

 For ALL OTHER VANGUARD FUNDS, the following policies generally apply:
- Participant exchange activity is limited to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS (at least 90 days apart) during any 12-month period.
- A "round trip" is a redemption from a fund followed by a purchase back into the fund.
- "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of a fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.
 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



















The Vanguard Group, Vanguard, Plain Talk, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP(R) LOGO)
                                              [THE VANGUARD GROUP(R) LOGO]

                                              Institutional Division
                                              Post Office Box 2900
                                              Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Inflation-Protected
Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I119 052004

                                              VANGUARD(R) INFLATION-PROTECTED
                                              SECURITIES FUND

                              Institutional Shares . May 27, 2004

This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.


[BOND]

[PROSPECTUS]


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                              [THE VANGUARD GROUP(R) LOGO]

VANGUARD INFLATION PROTECTED SECURITIES FUND
Institutional Shares
Prospectus

May 27, 2004
A Bond Mutual Fund
--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  4 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
  9 THE FUND AND VANGUARD
  9 INVESTMENT ADVISOR
 10 DIVIDENDS, CAPITAL GAINS,
    AND TAXES
 12 SHARE PRICE
 12 FINANCIAL HIGHLIGHTS
 14 INVESTING WITH VANGUARD
    14 Buying Shares
    16 Converting Shares
    16 Redeeming Shares
    19 Exchanging Shares
    19 Other Rules You Should Know
    21 Fund and Account Updates
    22 Contacting Vanguard
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

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SHARE CLASS OVERVIEW

The Fund offers two separate classes of shares: Investor Shares and Institutional Shares. This prospectus offers the Fund's Institutional Shares, which are for investors who do not require special employee benefit plan services and who are willing to invest a minimum of $10 million. A separate prospectus offers the Fund's Investor Shares, which have an investment minimum of $3,000 ($1,000 for IRAs). Please call Vanguard at 1-800-662-7447 to obtain a separate prospectus that offers the Fund's Investor Shares.

The Fund's separate share classes have different expenses; as a result, their investment performances will vary.
-------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average nominal maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations resulting from changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be low to moderate for the Fund.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Investor Shares only, because Institutional Shares were not available during the time periods shown. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.


      ----------------------------------------------------
               ANNUAL TOTAL RETURNS-INVESTOR SHARES
      ----------------------------------------------------
      [BAR CHART - SCALE -20% TO 30%]
                         2001         7.61%
                         2002        16.61
                         2003         8.00
      ----------------------------------------------------
      The year-to-date return as of the most recent
      calendar quarter, which ended March 31, 2004, was 5.00%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -1.14% (quarter ended December 31, 2001).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                  1 YEAR             INCEPTION*
-------------------------------------------------------------------------------
VANGUARD INFLATION-PROTECTED SECURITIES
 FUND INVESTOR SHARES
 Return Before Taxes                               8.00%                 10.89%
 Return After Taxes on Distributions               6.37                   8.96
 Return After Taxes on Distributions
  and Sale of Fund Shares                          5.28                   8.17
-------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. TREASURY INFLATION
 NOTES INDEX (reflects no deduction for
 fees, expenses, or taxes)                         8.40%                 11.12%
-------------------------------------------------------------------------------
*Subscription period for the Fund's Investor Shares was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when performance measurement began--through December 31, 2003.
-------------------------------------------------------------------------------

NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other return figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None*

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.11%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.01%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.12%

    *A $5 fee applies to wire redemptions under $5,000.

3

 The following example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $12          $39        $68         $154
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Inflation-Protected Securities Fund Institutional Shares' expense ratio in fiscal year 2004 was 0.12%, or $1.20 per $1,000 of average net assets. The average intermediate treasury mutual fund had expenses in 2003 of 0.91%, or $9.10 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                      MINIMUM INITIAL INVESTMENT
Dividends are distributed in March, June,        $10 million
September, and December; capital gains, if any,
are distributed annually in December.            NEWSPAPER ABBREVIATION
                                                 InPrSeln
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,           VANGUARD FUND NUMBER
since inception                                  1190

INCEPTION DATE                                   CUSIP NUMBER
Investor Shares--June 5, 2000                    922031745
Institutional Shares--December 12, 2003
                                                 TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF             VIPIX
JANUARY 31, 2004
$5.4 billion

SUITABLE FOR IRAS
Yes
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MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

The Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may only be changed upon 60 days' notice to shareholders. The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average nominal maturity in a range of 7 to 20 years.

5

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                               PLAIN TALK ABOUT
                         INFLATION-INDEXED SECURITIES

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation--a drop in prices--the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS.
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[FLAG]
THE FUND IS SUBJECT TO INCOME FLUCTUATIONS. THE FUND'S QUARTERLY INCOME DISTRIBUTIONS ARE LIKELY TO FLUCTUATE CONSIDERABLY MORE THAN THE INCOME DISTRIBUTIONS OF A TYPICAL BOND FUND. INCOME FLUCTUATIONS ASSOCIATED WITH CHANGES IN INTEREST RATES ARE EXPECTED TO BE LOW; HOWEVER, INCOME FLUCTUATIONS RESULTING FROM CHANGES IN INFLATION ARE EXPECTED TO BE HIGH. OVERALL, INVESTORS CAN EXPECT INCOME FLUCTUATIONS TO BE HIGH FOR THE FUND.

 While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute.
 Changes in interest rates will affect bond income as well as bond prices.

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW TO MODERATE FOR THE FUND.

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                               PLAIN TALK ABOUT
                                 REAL RETURNS

Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the Consumer Price Index, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
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                               PLAIN TALK ABOUT
                INFLATION-INDEXED SECURITIES AND INTEREST RATES

Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an inflation-indexed security are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
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[FLAG]
THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.

 The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2004, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Treasury, which signifies the highest possible credit quality. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

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                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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7

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                               PLAIN TALK ABOUT
                    INFLATION-INDEXED SECURITIES AND TAXES

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding inflation-indexed securities pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
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SECURITY SELECTION
The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:
- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association
 (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

- Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

- Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.

- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

 The Fund is generally managed without regard to tax ramifications.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING
Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.
- Each Vanguard fund (other than money market funds) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

 THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

9

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.

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                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the

Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

 For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.
 The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities, and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

The managers primarily responsible for overseeing the Fund's investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Education: B.S., University of Pennsylvania.

KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992.
Education: B.S., University of Illinois; M.B.A., University of Chicago.
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DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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                               PLAIN TALK ABOUT
                                 DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest as well as gains from the sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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11

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

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                               PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
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GENERAL INFORMATION
BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:
- Provide us with your correct taxpayer identification number;
- Certify that the taxpayer identification number is correct; and
- Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Institutional Shares' financial performance for the period shown, and certain information reflects financial results for a single Institutional Share. The total return in the table represents the rate that an investor would have earned or lost during the period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

13

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                              PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Institutional Shares began the fiscal period ended January 31, 2004, with a net asset value (price) of $10.00 per share. During the period, each Institutional Share earned $0.08 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.20 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $9.88, reflecting earnings of $0.08 per share and distributions of $0.20 per share. This was a decrease of $0.12 per share (from $10.00 at the beginning of the period to $9.88 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.83% for the period.

As of January 31, 2004, the Institutional Shares had approximately $204 million in net assets. For the period, the annualized expense ratio was 0.12% ($1.20 per $1,000 of net assets). The Fund sold and replaced securities valued at 63% of its net assets.
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INFLATION-PROTECTED SECURITIES FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                                 DEC. 12, 2003*
                                                                             TO
                                                                  JAN. 31, 2004
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NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
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INVESTMENT OPERATIONS
  Net Investment Income                                                      --
  Net Realized and Unrealized Gain (Loss) on Investments                   .080
--------------------------------------------------------------------------------
    Total from Investment Operations                                       .080
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DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.104)
  Distributions from Realized Capital Gains                              (.096)
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    Total Distributions                                                  (.200)
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NET ASSET VALUE, END OF PERIOD                                            $9.88
================================================================================

TOTAL RETURN                                                              0.83%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $204
  Ratio of Total Expenses to Average Net Assets                         0.12%**
  Ratio of Net Investment Income to Average Net Assets                      --+
  Turnover Rate                                                             63%
================================================================================
 *Inception.
**Annualized.
 +Negative inflation adjustments and premium amortization completely offset coupon income for the period December 12, 2003, to January 31, 2004.

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INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet provides information that will help individual investors make the most of their relationship with Vanguard. A separate booklet does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section. Vanguard reserves the right to change this information, without prior notice.

                                 BUYING SHARES
                               CONVERTING SHARES
                               REDEEMING SHARES
                               EXCHANGING SHARES
                          OTHER RULES YOU SHOULD KNOW
                           FUND AND ACCOUNT UPDATES
                              CONTACTING VANGUARD
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BUYING SHARES

ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $10 million. Vanguard Institutional clients may meet the minimum investment amount by aggregating up to three separate accounts in the same fund. This exception does not apply to clients receiving special administrative services from Vanguard, nor does this exception apply to omnibus accounts maintained by financial intermediaries.

TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by mail, exchange, or Periodic Purchase; $1,000 by wire.

 Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
ONLINE. You can open certain types of accounts or buy shares in an existing account through our website at www.vanguard.com.
BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--1190. For addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE. You can purchase shares with the proceeds of a redemption from another Vanguard(R) fund. See Exchanging Shares and Other Rules You Should Know. BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

15

BY AUTOMATIC INVESTMENT PLAN OR PERIODIC PURCHASE. You can purchase shares by electronically transferring money from a previously designated bank account. To establish either option, you must complete a special form or the appropriate section of your account registration form.

YOUR PURCHASE PRICE

ONLINE, BY CHECK (ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds, purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchase requests received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (FOR MONEY MARKET FUNDS ONLY). For check purchase requests received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchase requests received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY PERIODIC PURCHASE. For all Vanguard funds, instructions received at Vanguard on a business day before 10 p.m., Eastern time, will result in a purchase that occurs on and receives a trade date of the next business day.
BY AUTOMATIC INVESTMENT PLAN. Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, "starter checks," traveler's checks, or money orders. In addition, to protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request (regardless of size) that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES

A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES
You may convert Investor Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $10 million.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Institutional Shares, the Fund may convert the investor's Institutional Shares into Investor Shares. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE. Request a redemption through our website at www.vanguard.com.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

17

BY WRITING A CHECK. If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.
BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. If you've established either of these options on your account, you can redeem shares by electronically transferring your redemption proceeds to a previously designated bank account. To establish these options, you must complete a special form or the appropriate section of your account registration form.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR PERIODIC REDEMPTION. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.
^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard(R) Prime Money Market Fund), Eastern time, the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check, Automatic Investment Plan or Periodic Purchase.
^ADDRESS CHANGE. If you change your address online or by telephone, there will be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new address.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

19

EXCHANGING SHARES

All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of the U.S. STOCK INDEX FUNDS, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you are permitted to request no more than two exchanges OUT of a fund online or by telephone within any 12-month period.

 Funds may be added to or deleted from this list at any time, without prior notice to shareholders.

 For ALL VANGUARD FUNDS, the following limits generally apply:

- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
- Round trips must be at least 30 days apart.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

OTHER RULES YOU SHOULD KNOW

VANGUARD.COM(R)
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

 - Caller authorization to act on the account (by legal documentation or other means).

 - Account registration and address.
 - Social Security or employer identification number.
 - Fund and account number, if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 - The fund name and account number.
 - The amount of the transaction (in dollars, shares, or percent).

 - Authorized signatures of registered owners.

 - Signature guarantees, if required for the type of transaction.*
 - Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account owners when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

ACCOUNTS WITH MORE THAN ONE OWNER

In the case of an account with more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

21

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS

The Fund reserves the right to convert an investor's Institutional Shares into Investor Shares of the Fund if the investor's fund account balance falls below the minimum initial investment. Any such conversion will be preceded by written notice to the investor.

FUND AND ACCOUNT UPDATES

CONFIRMATION STATEMENTS

We will send a confirmation statement to verify the trade date and amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, exchanges, and conversions for the current calendar year. Promptly review each summary that we send to you. Contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
We will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the current calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you financial reports about Vanguard Inflation- Protected Securities Fund twice a year, in March and September. These comprehensive reports include overviews of the financial markets and provide the following specific fund information:

- Performance assessments with comparisons to industry benchmarks.
- Reports from the advisor.
- Financial statements with detailed listings of the Fund's holdings.
 To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder, unless you contact our Client Services Department in writing, by telephone, or by e-mail and instruct us otherwise.
 Vanguard can deliver your Fund reports electronically if you prefer. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of Fund reports by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

CONTACTING VANGUARD

ONLINE

VANGUARD.COM
- For the best source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

23

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
- For fund and service information
- For literature requests
- Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
- For account information
- For most account transactions
- Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
- For information and services for large institutional investors
- Business hours only

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Inflation-Protected Securities Fund
Institutional Shares--1190.










The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP(R) LOGO)
                                              [THE VANGUARD GROUP(R) LOGO]

                                              Institutional Division
                                              Post Office Box 2900
                                              Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Inflation-Protected
Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

If you are a client of Vanguard's
Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-888-809-8102

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


I1190 052004

                                              VANGUARD(R) INFLATION-PROTECTED
                                              SECURITIES FUND

                              Investor Shares . May 27, 2004


This prospectus
contains financial data
for the Fund through
the fiscal year ended
January 31, 2004.


[BOND]

[PROSPECTUS]


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                              [THE VANGUARD GROUP(R) LOGO]

VANGUARD INFLATION-PROTECTED SECURITIES FUND
Prospectus

May 27, 2004
A Bond Mutual Fund
--------------------------------------------------------------------------------
  CONTENTS
--------------------------------------------------------------------------------
  1 FUND PROFILE
  3 MORE ON THE FUND
  7 THE FUND AND VANGUARD
  8 INVESTMENT ADVISOR
  9 TAXES
  9 SHARE PRICE
  9 FINANCIAL HIGHLIGHTS
 11 GENERAL INFORMATION
 GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund's Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
--------------------------------------------------------------------------------

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A NOTE ABOUT INVESTING IN THE FUND

The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund's income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.
--------------------------------------------------------------------------------

1

FUND PROFILE

INVESTMENT OBJECTIVE

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

PRIMARY INVESTMENT STRATEGIES

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average nominal maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade." For more information, see "Security Selection" under MORE ON THE FUND.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

- Income fluctuations. The Fund's quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations resulting from changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.
- Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk is expected to be low to moderate for the Fund.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.

PERFORMANCE/RISK INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

      ----------------------------------------------------
               ANNUAL TOTAL RETURNS-INVESTOR SHARES
      ----------------------------------------------------
      [BAR CHART - SCALE -20% TO 30%]
                         2001         7.61%
                         2002        16.61
                         2003         8.00
      ----------------------------------------------------
      The year-to-date return as of the most recent
      calendar quarter, which ended March 31, 2004, was 5.00%.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 7.96% (quarter ended September 30, 2002), and the lowest return for a quarter was -1.14% (quarter ended December 31, 2001).

-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
-------------------------------------------------------------------------------
                                                                          SINCE
                                                   1 YEAR            INCEPTION*
-------------------------------------------------------------------------------
Vanguard Inflation-Protected
 Securities Fund Investor Shares                    8.00%                10.89%
Lehman Brothers U.S. Treasury
 Inflation Notes Index                              8.40                 11.12
--------------------------------------------------------------------------------
*Subscription period for the Fund's Investor Shares was June 5, 2000, to
 June 29, 2000, during which time all assets were held in money market instruments. Since-inception returns are from June 29, 2000--when performance measurement began--through December 31, 2003.
-------------------------------------------------------------------------------

A NOTE ON FEES
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those incurred in the fiscal year ended January 31, 2004.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Sales Charge (Load) Imposed on Purchases:                       None
    Purchase Fee:                                                   None
    Sales Charge (Load) Imposed on Reinvested Dividends:            None
    Redemption Fee:                                                 None  *

    ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
    Management Expenses:                                           0.16%
    12b-1 Distribution Fee:                                         None
    Other Expenses:                                                0.02%
     TOTAL ANNUAL FUND OPERATING EXPENSES:                         0.18%

    *A $5 fee applies to wire redemptions under $5,000.

3

 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
    $18          $58       $101         $230
--------------------------------------------------

 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                              COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

MARKET EXPOSURE

The Fund's policy of investing at least 80% of its assets in inflation-indexed bonds may only be changed upon 60 days' notice to shareholders. The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average nominal maturity in a range of 7 to 20 years.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                         INFLATION-INDEXED SECURITIES

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect inflation--a rise in the general price level. This adjustment is a key feature, given that the Consumer Price Index (CPI) has risen in 49 of the past 50 years. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation--a drop in prices--the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS.
--------------------------------------------------------------------------------

[FLAG]
THE FUND IS SUBJECT TO INCOME FLUCTUATIONS. THE FUND'S QUARTERLY INCOME DISTRIBUTIONS ARE LIKELY TO FLUCTUATE CONSIDERABLY MORE THAN THE INCOME DISTRIBUTIONS OF A TYPICAL BOND FUND. INCOME FLUCTUATIONS ASSOCIATED WITH CHANGES IN INTEREST RATES ARE EXPECTED TO BE LOW; HOWEVER, INCOME FLUCTUATIONS RESULTING FROM CHANGES IN INFLATION ARE EXPECTED TO BE HIGH. OVERALL, INVESTORS CAN EXPECT INCOME FLUCTUATIONS TO BE HIGH FOR THE FUND.

 While fluctuations in quarterly income distributions are expected to be high, distributions should, over the long term, provide an income yield that exceeds inflation. That said, in periods of extreme deflation, the Fund may have no income at all to distribute. Changes in interest rates will affect bond income as well as bond prices.

[FLAG]
THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW TO MODERATE FOR THE FUND.

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                               PLAIN TALK ABOUT
                                  REAL RETURNS

Inflation-indexed securities are designed to provide a "real rate of return"--a return after adjusting for the impact of inflation. Inflation--a rise in the general price level--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the Consumer Price Index, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal won't grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund's income distributions.
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5

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                               PLAIN TALK ABOUT
                INFLATION-INDEXED SECURITIES AND INTEREST RATES

Interest rates on conventional bonds have two primary components: a "real" yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an inflation-indexed security are adjusted for inflation and, therefore, aren't affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS. In the past, interest rates on conventional bonds have varied considerably more than real rates because of wide fluctuations in actual and expected inflation (annual changes in the Consumer Price Index since 1925 have ranged from -10% to +18% and have averaged +3.1%). (Source: Bureau of Labor Statistics.) Because real interest yields have been relatively stable, the prices of IISs have generally fluctuated less than those of conventional bonds with comparable maturity and credit-quality characteristics.
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[FLAG]
THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE CHANCE THAT A BOND ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE BOND PRICES TO DECLINE.

 The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund's holdings is expected to be high and, consequently, credit risk should be low for the Fund. As of January 31, 2004, the dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's Investors Service, Inc., was Treasury, which signifies the highest possible credit quality. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or will be unrated bonds considered by the advisor to be investment-grade.

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                               PLAIN TALK ABOUT
                                CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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6

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                    INFLATION-INDEXED SECURITIES AND TAXES

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a mutual fund holding inflation-indexed securities pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.
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SECURITY SELECTION
The Vanguard Group (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Lehman Brothers U.S. Treasury Inflation Notes Index as a benchmark for the Fund's performance, the Fund's average maturity and mix of bonds may differ from those of the index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

[FLAG]
THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT POOR SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.

OTHER INVESTMENT POLICIES AND RISKS
Up to 20% of the Fund's assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund's non-inflation-indexed holdings may include the following:
- Corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

- U.S. government and agency bonds represent loans by investors to the U.S. Treasury Department or a wide variety of governmental agencies and instrumentalities. Securities issued by most U.S. government agencies are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. These agencies include, among others, the Federal Home Loan Bank (FHLB), the Federal National Mortgage Association (FNMA or "Fannie Mae"), and the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA or "Ginnie Mae"), are supported by the full faith and credit of the U.S. government.

- Cash investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to commercial banks or large securities dealers.

- Futures, options, and other derivatives may represent up to 20% of the Fund's total assets. These investments may be in bond futures contracts, options, straddles, credit swaps, interest rate swaps, total rate of return swaps, and other types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value

7

 of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
- Illiquid securities are securities that the Fund may not be able to sell in the ordinary course of business. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are NOT illiquid, and those securities may then be purchased by the Fund without limit.

- Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund's portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund's investment objective and risk profile.

TEMPORARY INVESTMENT MEASURES
The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Longer-term bonds will mature or be sold--and need to be replaced--less frequently than shorter-term bonds. As a result, longer-term bond funds tend to have lower turnover rates than shorter-term bond funds.

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                               PLAIN TALK ABOUT
                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.
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THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 funds holding assets in excess of $715 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

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                               PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR

The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of January 31, 2004, Vanguard served as advisor for about $513 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.
 For the fiscal year ended January 31, 2004, the advisory expenses represented an effective annual rate of 0.01% of the Fund's average net assets.
 The advisor is authorized to choose broker-dealers to handle the purchase and sale of the Fund's securities, and to seek to obtain the best available price and most favorable execution for all transactions under the circumstances.

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                               PLAIN TALK ABOUT
                              THE FUND'S ADVISOR

The managers primarily responsible for overseeing the Fund's investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

JOHN W. HOLLYER, CFA, Principal of Vanguard. He has worked in investment management since 1987 and has managed investment portfolios for Vanguard since 1989. Education: B.S., University of Pennsylvania.

KENNETH E. VOLPERT, CFA, Principal of Vanguard and head of Vanguard's Bond Index Group. He has worked in investment management since 1981; has managed investment portfolios since 1982; and has managed bond funds for Vanguard since 1992.
Education: B.S., University of Illinois; M.B.A., University of Chicago.
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9

TAXES

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.
 Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with bonds as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 The Fund's NAV is used to determine the annuity's unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Investor Shares' financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.
 Yields and total returns presented for the Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

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                               PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Investor Shares began fiscal year 2004 with a net asset value (price) of $11.91 per share. During the year, each Investor Share earned $0.41 from investment income (interest and dividends) and $0.61 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.57 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $12.36, reflecting earnings of $1.02 per share and distributions of $0.57 per share. This was an increase of $0.45 per share (from $11.91 at the beginning of the year to $12.36 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.69% for the year.

As of January 31, 2004, the Investor Shares had approximately $5.2 billion in net assets. For the year, the expense ratio was 0.18% ($1.80 per $1,000 of net assets), and the net investment income amounted to 3.46% of average net assets. The Fund sold and replaced securities valued at 63% of its net assets.
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INFLATION-PROTECTED SECURITIES FUND INVESTOR SHARES
--------------------------------------------------------------------------------------------------------
                                                                                                 JUNE 5
                                                                             YEAR ENDED        2000* TO
                                                                             JANUARY 31,       JAN. 31,
                                                                      ------------------------
                                                                        2004     2003     2002     2001
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $11.91   $10.68   $10.55   $10.00
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                  .41      .47     .425      .30
  Net Realized and Unrealized Gain (Loss) on Investments                 .61     1.28     .220      .53
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                    1.02     1.75     .645      .83
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                 (.45)    (.46)   (.445)    (.27)
  Distributions from Realized Capital Gains                            (.12)    (.06)   (.070)    (.01)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                                (.57)    (.52)   (.515)    (.28)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                        $12.36   $11.91   $10.68   $10.55
========================================================================================================

TOTAL RETURN                                                           8.69%   16.64%    6.17%    8.07%
========================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                $5,164   $3,143     $899     $170
  Ratio of Total Expenses to Average Net Assets                        0.18%    0.22%    0.25%  0.25%**
  Ratio of Net Investment Income to Average Net Assets                 3.46%    4.55%    3.92%  6.38%**
  Turnover Rate                                                          63%     108%      75%     122%
========================================================================================================

 *Subscription period for the Fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement began June 29, 2000.
**Annualized.

11

GENERAL INFORMATION

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interest of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.
 If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.
 If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined net asset value per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.
 The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.
 The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
 If the board of trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
 For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order. For these categories of investors, a contract owner's order will be priced at the Fund's NAV next computed after the order is accepted by an authorized broker or the broker's designee.












The Vanguard Group, Vanguard, Plain Talk, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

AVERAGE MATURITY
The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INFLATION-INDEXED SECURITIES
Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments--unlike those of conventional bonds--are adjusted over time to reflect inflation.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                              [SHIP(R) LOGO)
                                              [THE VANGUARD GROUP(R) LOGO]

                                              Institutional Division
                                              Post Office Box 2900
                                              Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Inflation-Protected
Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

VANGUARD ANNUITY AND
INSURANCE SERVICES
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-522-5555

WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act
file number: 811-2368

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.


P119A 052004

                                     PART B

                    VANGUARD(R) FIXED INCOME SECURITIES FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 27, 2004

This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated May 27, 2004). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447

                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-25
SHARE PRICE...........................................................B-26
PURCHASE OF SHARES....................................................B-26
REDEMPTION OF SHARES..................................................B-27
MANAGEMENT OF THE FUNDS...............................................B-28
INVESTMENT ADVISORY SERVICES..........................................B-34
PORTFOLIO TRANSACTIONS................................................B-38
YIELD AND TOTAL RETURNS...............................................B-40
FINANCIAL STATEMENTS..................................................B-42
OTHER DEFINITIONS.....................................................B-42
APPENDIX--DESCRIPTION OF BOND RATINGS.................................B-43

                            DESCRIPTION OF THE TRUST

The Trust was organized as Westminster Fixed Income Securities Fund, Inc., a Maryland corporation, in 1972. It was reorganized as a Pennsylvania business trust in 1984 and was subsequently reorganized as a Maryland corporation in 1985. It was finally reorganized as a Delaware statutory trust in May 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Fixed Income Securities Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust currently offers the following funds (and classes thereof):

                                                    SHARE CLASSES
                                                    -------------
FUND                                    INVESTOR    ADMIRAL    INSTITUTIONAL
----                                    --------    -------    -------------
Vanguard(R) Short-Term Treasury Fund       Yes         Yes           No
Vanguard(R) Short-Term Federal Fund        Yes         Yes           No
Vanguard(R) Short-Term Corporate Fund      Yes         Yes           Yes
Vanguard(R) Intermediate-Term
 Treasury Fund                             Yes         Yes           No
Vanguard(R) Intermediate-Term
 Corporate Fund                            Yes         Yes           No
Vanguard(R) GNMA Fund                      Yes         Yes           No
Vanguard(R) Long-Term Treasury Fund        Yes         Yes           No
Vanguard(R) Long-Term Corporate Fund       Yes         Yes           No
Vanguard(R) High-Yield Corporate Fund      Yes         Yes           No
Vanguard(R) Inflation-Protected
 Securities Fund                           Yes          No           Yes

               (individually, a Fund; collectively, the Funds)

 Each of the Funds, except the Inflation-Protected Securities Fund, is registered as a diversified management investment company. The Inflation-Protected Securities Fund is registered as a nondiversified management investment company. The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

SERVICE PROVIDERS

 CUSTODIANS. The Bank of New York, One Wall Street, New York, NY 10286 (for the Intermediate-Term Corporate, Intermediate-Term Treasury, Long-Term Treasury, Short-Term Corporate, Short-Term Federal, and Short-Term Treasury Funds) and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the GNMA, High-Yield Corporate, Inflation-Protected Securities, and Long-Term Corporate Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

CHARACTERISTICS OF THE FUNDS' SHARES

 INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent accountants. The independent accountants audit the Funds' annual financial statements and provide other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; or (33) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

 CONVERSION RIGHTS. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements.

 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extend consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Short-Term Corporate, Short-Term Federal, Intermediate-Term Corporate, Long-Term Corporate, GNMA, Inflation-Protected Securities, and High-Yield Corporate Funds each have policies to invest at least 80% of their net assets in a particular type of investment. In applying these 80% policies, net assets include borrowings for investment purposes.

 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the Investment Company Act of 1940 (the 1940 Act), and by applicable exemptive orders, no-action letters, interpretations, and other pronouncements by the Securities and Exchange Commission and its staff
(SEC), and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

 DEBT SECURITIES -- BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

 DEBT SECURITIES -- COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs, is usually sold on a discount basis, and has a maturity at the time of issuance not exceeding nine months. Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

 Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

 U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The United States Government, however, does not guarantee the market price of any U.S. Government Securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

 Some of the U.S. Government agencies that issue or guarantee securities include GNMA, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks and the Federal National Mortgage Association.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero coupon Treasury bonds are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the U.S. Government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the fund's distributions of net investment income.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."
 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

 A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 INTERFUND BORROWING AND LENDING. The SEC has issued an exemptive order permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.

 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. (See "Debt Securities - U.S. Government Securities" above.)

 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States, and are issued by companies such as FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. Private, government or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. Factors affecting mortgage prepayments include, but are not limited to, the level of interest rates, general economic, social and demographic conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

 CMOs may include real estate investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility.

 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased for purposes of the 1940 Act. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the board of trustees will monitor a fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that can not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts, and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, municipal lease obligations, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Each Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

 COMMODITIES. Each Fund may not invest in commodities, except that it may invest in bond (stock) futures contracts, bond (stock) options and options on bond (stock) futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. With respect to 75% of its total assets, each Fund (except the Inflation-Protected Securities Fund) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. The Inflation-Protected Securities Fund will limit the aggregate value of all holdings (except U.S. government and cash items, as defined under Subchapter M of the Internal Revenue Code (the Code)), each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, the Fund will limit the aggregate value of holdings of a single issuer (except U.S. government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.

 ILLIQUID OR RESTRICTED SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. Each Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

 UNSEASONED COMPANIES.* A Fund may not invest more than 5% of its total assets in companies that have less than three years of operating history (including the operating history of any predecessors).

 WARRANTS.* A Fund may not purchase or sell warrants, put options or call options.

 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

 These limitations are non-fundamental for Vanguard Inflation-Protected Securities Fund and, therefore, may be changed by the board of trustees without a shareholder vote.

 None of these limitations prevents a Fund from having an ownership interest in The Vanguard Group (Vanguard). As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectuses. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received before the close of regular trading on the Exchange will be executed at the price computed on the date of receipt; an order received after the close of regular trading on the Exchange will be executed at the price computed on the next day the Exchange is open.

 Each Fund reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders, including a purchase by exchange from another Vanguard fund, if management determines such rejection is in the best interest of the Fund, (3) to increase or decrease the minimum amount required to open and maintain an account, without prior notice, (4) to impose a transaction fee on a purchase of the Fund's shares if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund, and
(5) to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the Commission, (2) during any period when an emergency exists, as defined by the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the Commission may permit.

 Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Funds charge a fee of $5.00 for wire redemptions in amounts less than $5,000. Additionally, the High-Yield Corporate Fund charges a redemption fee of 1% of the value of shares that were held for less than one year. The fees are withheld from redemption proceeds and retained by the Funds. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

 All High-Yield Corporate Fund shares become exempt from the redemption fee based on their initial purchase date. The redemption fee does not apply to any shares purchased through reinvested dividend or capital gains distributions.

 We will redeem your oldest shares first. In addition, in the event that you transfer your High-Yield Corporate Fund shares to a different account registration, or convert them to a different share class, the shares will retain their redemption fee status. If you transfer or convert less than 100% of these shares, the redemption fee status of your shares will be carried over on a proportionate basis.

 For example, assume that John and Mary Doe hold 200 shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to a redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of the shares (or 37.5 shares) exempt from the redemption fee, and 75% of the shares (or 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

 The redemption fee may be waived, in Vanguard's sole discretion, for certain categories of redemptions that do not raise short-term trading concerns. These categories include, but are not limited to, the following:

1.Redemptions due to the death of a shareholder;

2.Redemptions within certain institutional retirement or benefit plans for which Vanguard provides specialized recordkeeping or support services;

3.Redemptions due to required minimum distributions from an IRA or other retirement plan for which Vanguard serves as the trustee or custodian;

4.Redemptions within certain Vanguard advisory programs;

5.Redemptions as part of a payment stream within certain annuity programs for which Vanguard provides specialized marketing or support services; and

6.Redemptions within certain pension plans as required by law or regulatory authorities.

 INVESTING WITH VANGUARD THROUGH OTHER FIRMS. Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. A customer order that is properly transmitted to a Fund by an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the agent.

                             MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies that will become members of Vanguard. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

 During the fiscal years ended January 31, 2002, 2003, and 2004, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses:

FUND                                           2002         2003         2004
----                                           ----         ----         ----
Vanguard Short-Term Treasury Fund       $ 4,673,000  $ 6,864,000  $ 6,994,000
Vanguard Short-Term Federal Fund          5,026,000    6,954,000    6,927,000
Vanguard Short-Term Corporate Fund       17,817,000   21,119,000   24,027,000
Vanguard Intermediate-Term Treasury
 Fund                                     6,843,000    8,572,000    8,207,000
Vanguard Intermediate-Term Corporate
 Fund                                     4,365,000    5,393,000    6,029,000
Vanguard GNMA Fund                       36,358,000   45,481,000   44,894,000
Vanguard Long-Term Treasury Fund          4,360,000    4,537,000    4,488,000
Vanguard Long-Term Corporate Fund        11,271,000   11,350,000   10,895,000
Vanguard High-Yield Corporate Fund       13,867,000   14,290,000   15,923,000
Vanguard Inflation-Protected
 Securities Fund                          1,058,000    4,226,000    6,680,000

OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                            VANGUARD FUNDS'                                                       NUMBER OF VANGUARD
                         POSITION(S)        TRUSTEE/        PRINCIPAL OCCUPATION(S)                                FUNDS OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------      ---------------    -------------   --------------------------                               ---------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the    May 1987        Chairman of the Board, Chief Executive Officer, and                  129
(1954)                   Board, Chief                       Director (Trustee) of The Vanguard Group, Inc. and
                         Executive Officer                  each of the investment companies served by The
                         and Trustee                        Vanguard Group, Inc.

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INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee            January 2001    The Partners of '63 (pro bono ventures in                            129
(1937)                                                      education); Senior Advisor to Greenwich
                                                            Associates (international business strategy
                                                            consulting); Successor Trustee of Yale University;
                                                            Overseer of the Stern School of Business at New
                                                            York University; Trustee of the Whitehead Institute
                                                            for Biomedical Research.

* Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                            VANGUARD FUNDS'                                                       NUMBER OF VANGUARD
                         POSITION(S)        TRUSTEE/        PRINCIPAL OCCUPATION(S)                                FUNDS OVERSEEN BY
NAME, YEAR OF BIRTH      HELD WITH FUNDS    OFFICER SINCE   DURING THE PAST FIVE YEARS                               TRUSTEE/OFFICER
-------------------      ---------------    -------------   --------------------------                               ---------------
Rajiv L. Gupta           Trustee            December 2001   Chairman and Chief Executive Officer (since                          129
(1945)                                                      October 1999), Vice Chairman (January-September
                                                            1999), and Vice President (prior to September 1999)
                                                            of Rohm and Haas Co. (chemicals); Director of
                                                            Technitrol, Inc. (electronic components) and Agere
                                                            Systems (communication components); Board
                                                            Member of American Chemistry Council; Trustee of
                                                            Drexel University.

JoAnn Heffernan Heisen   Trustee            July 1998       Vice President, Chief Information Officer, and                       129
(1950)                                                      Member of the Executive Committee of Johnson &
                                                            Johnson (pharmaceuticals/consumer products);
                                                            Director of the University Medical Center at Princeton and
                                                            Women's Research and Education Institute.

Burton G. Malkiel        Trustee            May 1977        Chemical Bank Chairman's Professor of Economics,                     127
(1932)                                                      Princeton University; Director of Vanguard
                                                            Investment Series plc (Irish investment fund) since
                                                            November 2001, Vanguard Group (Ireland) Limited
                                                            (investment management) since November 2001,
                                                            Prudential Insurance Co. of America, BKF Capital
                                                            (investment management), The Jeffrey Co.
                                                            (holding company), and NeuVis, Inc. (software
                                                            company).

Alfred M. Rankin, Jr.    Trustee            January 1993    Chairman, President, Chief Executive Officer, and                    129
(1941)                                                      Director of NACCO Industries, Inc. (forklift trucks/
                                                            housewares/lignite); Director of Goodrich
                                                            Corporation (industrial products/aircraft systems
                                                            and services). Director of Standard Products
                                                            Company (supplier for automotive industry)
                                                            until 1998.

J. Lawrence Wilson       Trustee            April 1985      Retired Chairman and Chief Executive Officer of                      129
(1936)                                                      Rohm and Haas Co. (chemicals); Director of
                                                            Cummins Inc. (diesel engines), MeadWestvaco Corp.
                                                            (paper products), and AmerisourceBergen Corp.
                                                            (pharmaceutical distribution); Trustee of Vanderbilt
                                                            University.

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EXECUTIVE OFFICERS
R. Gregory Barton*       Secretary          June 2001       Managing Director and General Counsel of The                         129
(1951)                                                      Vanguard Group, Inc. (since September 1997);
                                                            Secretary of The Vanguard Group, Inc. and of each
                                                            of the investment companies served by The
                                                            Vanguard Group, Inc. (since June 2001); Principal
                                                            of The Vanguard Group, Inc. (prior to September
                                                            1997).

Thomas J. Higgins*       Treasurer          July 1998       Principal of The Vanguard Group, Inc.; Treasurer of                  129
(1957)                                                      each of the investment companies served by The
                                                            Vanguard Group, Inc. (since July 1998).

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held four meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each fund.

                     VANGUARD FIXED INCOME SECURITIES FUNDS

                                                 DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                     FUND SHARES        VANGUARD FUND SHARES
FUND                                   TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                   -------  ----------------            ----------------
VANGUARD SHORT-TERM
TREASURY FUND                  John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000
VANGUARD SHORT-TERM
FEDERALFUND                    John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000
VANGUARD SHORT-TERM
CORPORATE FUND                 John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel     Over $100,000               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson     Over $100,000               Over $100,000
VANGUARD INTERMEDIATE-TERM
TREASURY FUND                  John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

                                                 DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                     FUND SHARES        VANGUARD FUND SHARES
FUND                                   TRUSTEE  OWNED BY TRUSTEE            OWNED BY TRUSTEE
----                                   -------  ----------------            ----------------
VANGUARD INTERMEDIATE-TERM
CORPORATE FUND                 John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000


VANGUARD GNMA FUND             John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000
VANGUARD LONG-TERM
TREASURY FUND                  John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000
VANGUARD LONG-TERM
CORPORATE FUND                 John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel     Over $100,000               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000
VANGUARD HIGH-YIELD
CORPORATE FUND                 John J. Brennan     Over $100,000               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel  $50,001-$100,000               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson   $10,001-$50,000               Over $100,000
VANGUARD INFLATION-PROTECTED
SECURITIES FUND                John J. Brennan              None               Over $100,000
                              Charles D. Ellis              None               Over $100,000
                                Rajiv L. Gupta              None               Over $100,000
                        JoAnn Heffernan Heisen              None               Over $100,000
                             Burton G. Malkiel              None               Over $100,000
                         Alfred M. Rankin, Jr.              None               Over $100,000
                            J. Lawrence Wilson              None               Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-30), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                     VANGUARD FIXED INCOME SECURITIES FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                                       PENSION OR
                                                       RETIREMENT        ACCRUED ANNUAL   TOTAL COMPENSATION
                                  AGGREGATE      BENEFITS ACCRUED            RETIREMENT    FROM ALL VANGUARD
                               COMPENSATION      AS PART OF THESE            BENEFIT AT           FUNDS PAID
NAME OF TRUSTEE         FROM THESS FUNDS(1)    FUNDS' EXPENSES(1)    JANUARY 1, 2003(2)       TO TRUSTEES(3)
---------------         -------------------    ------------------    ------------------       --------------
John J. Brennan                        None                  None                  None                 None
Charles D. Ellis                    $13,921                   N/A                   N/A             $111,000
Rajiv L. Gupta                       13,921                   N/A                   N/A              111,000
JoAnn Heffernan Heisen               13,921                  $549               $ 3,400              111,000
Burton G. Malkiel                    13,921                   902                10,500              111,000
Alfred M. Rankin, Jr.                13,921                   665                 5,500              111,000
J. Lawrence Wilson                   16,012                   702                 7,800              127,700

---------
(1) The amounts shown in this column are based on the Funds' fiscal year ended January 31, 2004. Each Fund within the Trust is responsible for a proportionate share of these amounts.

(2) Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

(3)The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.

                          INVESTMENT ADVISORY SERVICES

           GNMA, LONG-TERM CORPORATE, AND HIGH-YIELD CORPORATE FUNDS

The GNMA, Long-Term Corporate, and High-Yield Corporate Funds employ Wellington Management Company, LLP (Wellington Management) under an investment advisory agreement to manage the investment and reinvestment of their assets and to continuously review, supervise, and administer their investment programs. Wellington Management discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the three Funds.

 The GNMA, Long-Term Corporate, and High-Yield Corporate Funds pay Wellington Management an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the three Funds for the quarter:

                                    GNMA FUND

NET ASSETS         ANNUAL RATE
----------         -----------
First $3 billion         .020%
Next $3 billion          .010%
Over $6 billion          .008%

                            LONG-TERM CORPORATE FUND

NET ASSETS         ANNUAL RATE
----------         -----------
First $1 billion         .040%
Next $1 billion          .030%
Next $1 billion          .020%
Over $3 billion          .015%

                            HIGH-YIELD CORPORATE FUND

NET ASSETS         ANNUAL RATE
----------         -----------
First $1 billion         .060%
Next $1 billion          .040%
Next $1 billion          .030%
Over $3 billion          .025%

 During the fiscal years ended January 31, 2002, 2003, and 2004, the three Funds incurred the following advisory fees:

FUND                                      2002        2003        2004
----                                      ----        ----        ----
Vanguard GNMA Fund                  $1,790,000  $2,395,000  $2,562,000
Vanguard Long-Term Corporate Fund    1,053,000   1,078,000   1,134,000
Vanguard High-Yield Corporate Fund   2,082,000   2,253,000   2,847,000

 For each of these Funds, the present advisory agreement may be continued for successive one-year periods only if (1) such continuance is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of those members of the board of trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement may be terminated by any Fund at any time, without penalty, (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to Wellington Management, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by Wellington Management upon ninety (90) days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

 DESCRIPTION OF THE ADVISOR. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, whose managing partners are Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan.

SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY, INTERMEDIATE-TERM
         CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM TREASURY, AND
                      INFLATION-PROTECTED SECURITIES FUNDS

The Short-Term Corporate, Short-Term Federal, Short-Term Treasury, Intermediate-Term Corporate, Intermediate-Term Treasury, Long-Term Treasury, and Inflation-Protected Securities Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

 During the fiscal years ended January 31, 2002, 2003, and 2004, the Funds incurred the following advisory expenses:

FUND                                             2002        2003        2004
----                                             ----        ----        ----
Vanguard Short-Term Treasury Fund          $  209,000  $  410,000  $  584,000
Vanguard Short-Term Federal Fund              216,000     358,000     507,000
Vanguard Short-Term Corporate Fund          1,027,000   1,375,000   1,916,000
Vanguard Intermediate-Term Treasury Fund      305,000     526,000     634,000
Vanguard Intermediate-Term Corporate Fund     274,000     407,000     537,000
Vanguard Long-Term Treasury Fund              204,000     254,000     308,000
Vanguard Inflation-Protected Securities
 Fund                                          50,000     234,000     537,000

 The investment management staff is supervised by the senior officers of the Funds. The senior officers are directly responsible to the board of trustees of the Funds.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

Each Fund's board of trustees oversees the Fund's management and performance on a regular basis. For Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds, the board determines annually whether to approve and renew the Funds' investment advisory arrangements. For Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, Long-Term Treasury, and Inflation-Protected Securities Funds, the board considers annually whether the Funds and their shareholders continue to benefit from the internalized management structure whereby the Funds receive investment management services at cost from Vanguard's Fixed Income Group. Vanguard provides the board with monthly, quarterly, and annual analyses of each advisors performance, as well as other information of interest from time to time. In addition, the investment advisors provide the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisors of Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds, and the internalized management of Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, Long-Term Treasury, and Inflation-Protected Securities Funds. Each Fund's portfolio managers meets with the board periodically to discuss the management and performance of the Fund.

 When considering whether to renew an investment advisory contract (in the case of Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds), or continue the internalized management structure of Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, Long- Term Treasury, and Inflation-Protected Securities Funds, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund; intangible or fall-out benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

 For Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds, the board also takes into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of a Fund increases.

 The board also reviews the investment performance of each Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. The following table reflects a sample of the most recent data for each Fund:

                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                   RATE OF THE PORTFOLIOS'
                                   1/31/2004         1/31/2004          1/31/2004     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD SHORT-TERM TREASURY FUND
 INVESTOR SHARES*                      2.74%             5.69%              5.76%             0.26%                   0.01%
Lehman Brothers 1-5 U.S. Year
 Treasury Index                        2.55              5.73               5.91               N/A                     N/A
Average Short Treasury Fund**          1.89              4.71               5.08              0.56                    0.27
VANGUARD SHORT-TERM FEDERAL FUND
 INVESTOR SHARES*                      2.45%             5.84%              5.82%             0.22%                   0.01%
Lehman Brothers 1-5 Year U.S.
 Government Index                      2.62              5.85               5.96               N/A                     N/A
Average 1-5 Year Government
 Fund**                                1.76              4.91               4.99              0.93                    0.32
VANGUARD SHORT-TERM CORPORATE
 FUND INVESTOR SHARES*                 4.31%             5.73%              5.91%             0.21%                   0.01%
Lehman Brothers 1-5 Year U.S.
 Credit Index                          5.56              6.90               6.77               N/A                     N/A
Average 1-5 Year Investment-Grade
 Fund**                                3.17              5.04               5.22              0.94                    0.32
VANGUARD INTERMEDIATE-TERM
 TREASURY FUND INVESTOR SHARES*        3.71%             6.73%              6.87%             0.26%                   0.01%
Lehman Brothers 5-10 Year
 Treasury Index                        3.70              6.53               6.92               N/A                     N/A
Average Intermediate Treasury
 Fund**                                7.73              7.64               6.83              0.91                    0.24
VANGUARD INTERMEDIATE-TERM
 CORPORATE FUND INVESTOR SHARES*       7.38%             6.95%              6.97%             0.20%                   0.01%
Lehman Brothers 5-10 Year U.S.
 Credit Index                          9.71              7.69               7.53               N/A                     N/A
Average Intermediate Investment-
 Grade Fund**                          5.17              5.69               5.90              0.98                    0.37
VANGUARD GNMA FUND INVESTOR
 SHARES*                               2.89%             6.32%              6.88%             0.20%                   0.01%
Lehman Brothers GNMA Index             3.10              6.46               6.89               N/A                     N/A
Average GNMA Fund**                    2.24              5.54               5.92              1.04                    0.38
VANGUARD LONG-TERM TREASURY FUND
 INVESTOR SHARES*                      4.94%             6.60%              7.66%             0.26%                   0.01%
Lehman Brothers Long U.S. Treasury
 Index                                 4.59              6.65               7.83               N/A                     N/A
Average General U.S. Treasury Fund**   3.09              5.56               6.18              0.61                    0.18
VANGUARD LONG-TERM CORPORATE FUND
 INVESTOR SHARES*                      8.09%             6.76%              7.58%             0.28%                   0.03%
Lehman Brothers Long Credit A or
 Better Bond Index                     7.68              7.05               7.77               N/A                     N/A
Average Corporate A- Rated
 Debt Fund**                           5.78              5.55               5.86              1.13                    0.44

 *Information about the Fund's Admiral Shares or Institutional Shares may be found elsewhere in this Statement of Additional
  Information.
**Derived from data provided by Lipper Inc.


                                         AVERAGE ANNUAL RETURN (BEFORE TAXES)
                                         ------------------------------------                                 ADVISORY FEES
                                                                                                            EXPRESSED AS AN
                                                                                                           ANNUAL EFFECTIVE
                                1 YEAR ENDED     5 YEARS ENDED     10 YEARS ENDED                   RATE OF THE PORTFOLIOS'
                                   1/31/2004         1/31/2004          1/31/2004     EXPENSE RATIO      AVERAGE NET ASSETS
                                   ---------         ---------          ---------     -------------      ------------------
VANGUARD HIGH-YIELD CORPORATE
 FUND INVESTOR SHARES*+               16.47%             4.38%              6.45%             0.23%                   0.03%
Lehman Brothers High Yield Bond
 Index                                27.20              5.32               6.86               N/A                     N/A
Average High Current Yields Fund**    23.64              3.52               5.37              1.34                    0.49
VANGUARD INFLATION-PROTECTED
 SECURITIES FUND INVESTOR SHARES*      8.69%            11.00%^              N/A              0.18%                   0.01%
Lehman Brothers U.S. Treasury
 Inflation Notes Index                 8.83             11.19^               N/A               N/A                     N/A
Average Intermediate
 Treasury Fund**                       7.73             10.42^               N/A              0.91                    0.24

 *Information about the Fund's Admiral Shares or Institutional Shares may be found elsewhere in this Statement of Additional
  Information.
**Derived from data provided by Lipper Inc.
 +Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year.
 ^Average annual total returns since inception on June 29, 2000.

 Based upon its most recent evaluation of each Fund's investment staff, the portfolio management process, the short- and long-term performance results, the current advisory arrangements for Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds, and the at-cost internalized management arrangements for Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, Long-Term
Treasury, and Inflation-Protected Securities Funds, the board determined that it would be in the best interests of each Fund's shareholders to renew the investment advisory agreements for Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds, and continue the internalized management arrangements for Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Intermediate-Term Treasury, Intermediate-Term Corporate, Long-Term Treasury, and Inflation-Protected Securities Funds.

 The primary factors underlying the board's determination to renew each Fund's advisory arrangements were as follows:

                 GNMA FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

- The board determined that the performance results for the Fund were reasonable, as compared with relevant performance standards, including the performance results of the average GNMA fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board assessed that the advisory fee paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the advisor's portfolio increases.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.

         LONG-TERM CORPORATE FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

- The board determined that the performance results for the Fund were reasonable, as compared with relevant performance standards, including the performance results of the average corporate A-rated debt fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board assessed that the advisory fee paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the advisor's portfolio increases.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.

         HIGH-YIELD CORPORATE FUND (WELLINGTON MANAGEMENT COMPANY, LLP)

- The board determined that the performance results for the Fund were reasonable, as compared with relevant performance standards, including the performance results of the average high current yield fund (derived from data provided by Lipper Inc.) and other appropriate market indexes.

- The board assessed that the advisory fee paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the advisor's portfolio increases.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Wellington Management.

SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY, INTERMEDIATE-TERM
         CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM TREASURY, AND
                      INFLATION-PROTECTED SECURITIES FUNDS
                         (THE VANGUARD GROUP, INC.)

When the board considers whether Vanguard should continue providing internalized investment management services at cost to each Fund, the board takes into account numerous factors, including:

- The nature, extent, and quality of the services provided.

- The investment performance of the Fund's assets managed by Vanguard.

- The fair market value of the services provided.

- A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

- Vanguard's control of the operating expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

 Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements, the board of each Fund determined that it would be in the best interests of the Fund's shareholders to continue its internalized management arrangement.

                             PORTFOLIO TRANSACTIONS

           GNMA, LONG-TERM CORPORATE, AND HIGH-YIELD CORPORATE FUNDS

The advisor, pursuant to its agreement with the Funds, is authorized (with the approval of the Funds' board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Funds and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds under the circumstances. The advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

 The advisor chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for obtaining the best available price and most favorable execution for all transactions under the circumstances. When a Fund purchases a newly issued security at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Funds to offset their management expenses. The advisor is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission based solely on the receipt of research or other services.

 The types of securities in which the Funds invest is generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

 As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

 Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds' board of trustees.

SHORT-TERM CORPORATE, SHORT-TERM FEDERAL, SHORT-TERM TREASURY, INTERMEDIATE-TERM
         CORPORATE, INTERMEDIATE-TERM TREASURY, LONG-TERM TREASURY, AND
                      INFLATION-PROTECTED SECURITIES FUNDS

Brokers or dealers who execute transactions for the Funds are selected by Vanguard's Fixed Income Group, which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction under the circumstances. Principal transactions are made directly with issuers, underwriters, and market-makers and usually do not involve brokerage commissions, although underwriting commissions and dealer mark-ups may be involved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; if more than one broker can offer such terms, then consideration may be given to brokers who provide the staff with research and statistical information.

 Vanguard's Fixed Income Group may occasionally make recommendations to other Vanguard funds or clients which result in their purchasing or selling securities simultaneously with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold may increase, which could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                                    ALL FUNDS

The Funds (other than the High-Yield Corporate Fund) did not incur any brokerage commissions for the fiscal years ended January 31, 2002, 2003, and 2004. The High-Yield Corporate Fund incurred brokerage commissions in the amount of $47,171 during the fiscal year ended January 31, 2004 (the Fund did not incur any brokerage commissions during the fiscal years ended January 31, 2002 and
2003).

                             YIELD AND TOTAL RETURNS

The annualized yields of each Fund for the 30-day period ended January 31, 2004, are set forth below. In calculating the yield, the premiums and discounts on asset-backed securities are not amortized.

                                                SHARE CLASSES
                                                -------------
                                                                  INSTITUTIONAL
FUND                                  INVESTOR      ADMIRAL              SHARES
----                                  --------      -------              ------
Vanguard Short-Term Treasury Fund        1.49%        1.61%                N/A
Vanguard Short-Term Federal Fund         2.23         2.26                 N/A
Vanguard Short-Term Corporate Fund       2.83         2.91                2.93%
Vanguard Intermediate-Term               3.03         3.15                 N/A
 Treasury Fund
Vanguard Intermediate-Term
 Corporate Fund                          4.13         4.23                 N/A
Vanguard GNMA Fund                       4.63         4.72                 N/A
Vanguard Long-Term Treasury Fund         4.53         4.65                 N/A
Vanguard Long-Term Corporate Fund        5.40         5.46                 N/A
Vanguard High-Yield
 Corporate Fund                          5.79         5.85                 N/A
Vanguard Inflation-Protected
 Securities Fund                         1.50*         N/A                1.56*

*In real terms; not adjusted for projected inflation. The principal amounts--and thus the interest payments--of these securities are adjusted over time to reflect inflation.

 The average annual total returns (both before and after taxes) of each Fund for the one-, five-, and ten-year periods (or since inception) ended January 31, 2004, are set forth below:

                                                 5 YEARS             10 YEARS
                                               (or since            (or since
                                              inception)           inception)
                        1 YEAR ENDED               ENDED                ENDED
INVESTOR SHARES            1/31/2004           1/31/2004            1/31/2004
---------------            ---------           ---------            ---------
VANGUARD SHORT-TERM
TREASURY FUND
 Return Before Taxes            2.74%              5.69%                5.76%
 Return After Taxes on          1.35               3.70                 3.58
  Distributions
 Return After Taxes on          1.85               3.63                 3.54
  Distributions and
  Sale of Fund Shares
VANGUARD SHORT-TERM
FEDERAL FUND
 Return Before Taxes            2.45%              5.84%                5.82%
 Return After Taxes on          1.36               3.81                 3.59
  Distributions
 Return After Taxes on          1.59               3.71                 3.55
  Distributions and
  Sale of Fund Shares
VANGUARD SHORT-TERM
CORPORATE FUND
 Return Before Taxes            4.31%              5.73%                5.91%
 Return After Taxes on          2.88               3.44                 3.51
  Distributions
 Return After Taxes on          2.79               3.45                 3.52
  Distributions and
  Sale of Fund Shares
VANGUARD INTERMEDIATE-TERM
TREASURY FUND
 Return Before Taxes            3.71%              6.73%                6.87%
 Return After Taxes on          1.83               4.40                 4.42
  Distributions
 Return After Taxes on          2.57               4.31                 4.33
  Distributions and
  Sale of Fund Shares
VANGUARD INTERMEDIATE-TERM
CORPORATE FUND
 Return Before Taxes            7.38%              6.95%                6.97%
 Return After Taxes on          5.37               4.36                 4.29
  Distributions
 Return After Taxes on          4.92               4.30                 4.25
  Distributions and
  Sale of Fund Shares
VANGUARD GNMA FUND
 Return Before Taxes            2.89%              6.32%                6.88%
 Return After Taxes on          1.20               3.88                 4.19
  Distributions
 Return After Taxes on          1.86               3.86                 4.17
  Distributions and
  Sale of Fund Shares

                                                 5 YEARS             10 YEARS
                                               (or since            (or since
                                              inception)           inception)
                        1 YEAR ENDED               ENDED                ENDED
INVESTOR SHARES            1/31/2004           1/31/2004            1/31/2004
---------------            ---------           ---------            ---------
VANGUARD LONG-TERM
TREASURY FUND
 Return Before Taxes           4.94%               6.60%                7.66%
 Return After Taxes on         2.87                4.23                 4.97
  Distributions
 Return After Taxes on         3.30                4.18                 4.86
  Distributions and
  Sale of Fund Shares
VANGUARD LONG-TERM
CORPORATE FUND
 Return Before Taxes           8.09%               6.76%                7.58%
 Return After Taxes on         5.98                4.14                 4.67
  Distributions
 Return After Taxes on         5.21                4.09                 4.63
  Distributions and
  Sale of Fund Shares
VANGUARD HIGH-YIELD
CORPORATE FUND
 Return Before Taxes          16.47%               4.38%                6.45%
 Return After Taxes on        13.41                1.04                 2.93
  Distributions
 Return After Taxes on        10.58                1.60                 3.24
  Distributions and
  Sale of Fund Shares
VANGUARD INFLATION-PROTECTED
SECURITIES FUND
(Inception June 29, 2000)
 Return Before Taxes           8.69%              11.00%                 N/A
 Return After Taxes on         7.04                9.11                  N/A
  Distributions
 Return After Taxes on         5.71                8.29                  N/A
  Distributions and
  Sale of Fund Shares

                                                       5 YEARS
                                                     (or since
                                                    inception)
                              1 YEAR ENDED               ENDED
ADMIRAL SHARES                   1/31/2004           1/31/2004
--------------                   ---------           ---------
VANGUARD SHORT-TERM TREASURY FUND
(Inception February 13, 2001)
 Return Before Taxes                 2.88%               5.85%

VANGUARD SHORT-TERM FEDERAL FUND
(Inception February 12, 2001)
 Return Before Taxes                 2.51%               5.69%

VANGUARD SHORT-TERM
CORPORATE FUND
(Inception February 12, 2001)
 Return Before Taxes                 4.40%               5.57%

VANGUARD INTERMEDIATE-TERM
TREASURY FUND
(Inception February 12, 2001)
 Return Before Taxes                 3.85%               7.90%

VANGUARD INTERMEDIATE-TERM
CORPORATE FUND
(Inception February 12, 2001)
 Return Before Taxes                 7.48%               8.47%

VANGUARD GNMA FUND
(Inception February 12, 2001)
 Return Before Taxes                 2.96%               6.45%

VANGUARD LONG-TERM TREASURY FUND
(Inception February 12, 2001)
 Return Before Taxes                 5.07%               8.30%

VANGUARD LONG-TERM CORPORATE FUND
(Inception February 12, 2001)
 Return Before Taxes                 8.19%               9.61%

VANGUARD HIGH-YIELD CORPORATE FUND
(Inception November 12, 2001)
 Return Before Taxes                16.54%               9.03%

                                                                     10 YEARS
                                                                    (or since
                                                                   inception)
                            1 YEAR ENDED   5 YEARS ENDED                ENDED
INSTITUTIONAL SHARES           1/31/2004       1/31/2004            1/31/2004
--------------------           ---------       ---------            ---------
VANGUARD SHORT-TERM
CORPORATE FUND
(Inception September 30, 1997)
 Return Before Taxes               4.43%           5.85%                6.06%

 Vanguard Inflation-Protected Securities Fund's Institutional Shares commenced operation on December 12, 2003.

                              FINANCIAL STATEMENTS

Each Fund's Financial Statements for the fiscal year ended January 31, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                                OTHER DEFINITIONS

Marketing literature for Vanguard Fixed Income Securities Funds may from time to time refer to or discuss a Fund's duration. Duration is the weighted average life of a Fund's debt instruments measured on a present-value basis; it is generally superior to weighted average maturity as a measure of a Fund's potential volatility due to changes in interest rates.

 Unlike a Fund's average weighted maturity, which takes into account only the stated maturity date of the Fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of four years. However, a four-year bond priced at par with an 8% coupon has a maturity of four years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

 In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a four-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

The following are excerpts from Moody's Investors Service, Inc.'s description of its bond ratings:

 AAA--Judged to be the best quality. They carry the smallest degree of investment risk.

 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high grade bonds.

 A--Possess many favorable investment attributes and are to be considered as "upper medium grade obligations".

 BAA--Considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

 BA--Judged to have speculative elements; their future cannot be considered as well assured.

 B--Generally lack characteristics of the desirable investment.

 CAA--Are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 CA--Speculative in a high degree; often in default.

 C--Lowest rated class of bonds; regarded as having extremely poor prospects of ever attaining any real investment standing.

 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

The following are excerpts from Standard & Poor's Corporation's description of its bond ratings:

 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.

 AA--Also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.

 BB, B, CCC, CC--Predominately speculative with respect to the capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.

                                                                  SAI028  052004

                                     PART C

                     VANGUARD FIXED INCOME SECURITIES FUNDS
                                OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on August 30, 2002, Post-Effective Amendment No. 58, is hereby incorporated by reference.
(b) By-Laws, filed on March 26, 2004, Post-Effective Amendment No. 70, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contracts, filed on March 20, 2003, Post-Effective Amendment No. 64, for Wellington Management Company is hereby incorporated by reference. The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)  Underwriting Contracts--Not applicable
(f) Bonus or Profit Sharing Contracts--Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreements, for JP Morgan Chase Bank, and for Bank of New York, filed on March 26, 2004, Post-Effective Amendment No. 70, are hereby incorporated by reference.
(h)  Other Material  Contracts--Amended  and Restated Funds' Service  Agreement,
     filed on March 20, 2003, Post-Effective Amendment No. 64, is hereby incorporated by reference.
(i)  Legal Opinion--Not Applicable
(j)  Consent  of  Independent  Accountants,   is  filed  herewith.
(k)  Omitted Financial Statements--Not Applicable
(l)  Initial Capital Agreements--Not Applicable
(m)  Rule 12(b)-1 Plan--Not Applicable
(n) Rule 18f-3 Plan, filed on March 26, 2004, Post-Effective Amendment No. 70, is hereby incorporated by reference.
(o)  Reserved
(p) Code of Ethics, for The Vanguard Group, filed on November 21, 2003, Post-Effective Amendment No. 69, is hereby incorporated by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Wellington Management Company, LLP, (Wellington Management) 75 State Street, Boston, Massachusetts 02109, is a Massachusetts limited liability partnership, of which the following are managing partners: Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this
Item 26 of officers and partners of Wellington Management, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).


ITEM 27. PRINCIPAL UNDERWRITERS

Not Applicable


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, The Bank of New York, One Wall Street, New York, NY 10286, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 18th day of May, 2004.


                                   VANGUARD FIXED INCOME SECURITIES FUNDS

                                   BY: __________________/S/____________________

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

-----------------------------------------------------------------------------------
              SIGNATURE                         TITLE                DATE


By:   ---------------------------- President, Chairman, Chief          May 18, 2004
         /S/ JOHN J. BRENNAN       Executive Officer, and Trustee
             (Heidi Stam)
           John J. Brennan*

By:   ---------------------------- Trustee                             May 18, 2004
         /S/CHARLES D. ELLIS
             (Heidi Stam)
          Charles D. Ellis*

By:   ---------------------------- Trustee                             May 18, 2004
          /S/ RAJIV L. GUPTA
             (Heidi Stam)
            RAJIV L. GUPTA*

By:   ---------------------------- Trustee                             May 18, 2004
      /S/ JOANN HEFFERNAN HEISEN
             (Heidi Stam)
       JoAnn Heffernan Heisen*
By:   ---------------------------- Trustee                             May 18, 2004
      /S/BURTON G. MALKIEL
            (Heidi Stam)
       Burton G. Malkiel

By:   ---------------------------- Trustee                             May 18, 2004
      /S/ ALFRED M. RANKIN, JR.
             (Heidi Stam)
        Alfred M. Rankin, Jr.*

By:   ---------------------------- Trustee                             May 18, 2004
        /S/ J. LAWRENCE WILSON
             (Heidi Stam)
         J. Lawrence Wilson*

By:   ---------------------------- Treasurer and Principal             May 18, 2004
        /S/ THOMAS J. HIGGINS      Financial Officer and Principal
             (Heidi Stam)          Accounting Officer
          Thomas J. Higgins*

*By Power of Attorney. For Charles D. Ellis, see File Number 33-19446, filed on January 31, 2003; for all other trustees and officers, see File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.

                                  EXHIBIT INDEX

Consent of Independent Accountants. . . . . . . . . . .Ex-99.J